Evergreen Growth and Income Funds

                                January 31, 1998
                              Semi Annual Reports

                                [Evergreen Logo}

                               Table of Contents




Letter to Shareholders ...................   1
Evergreen Growth & Income Fund
   Fund at a Glance ......................   2
   Portfolio Manager Interview ...........   3
Evergreen Income & Growth Fund
   Fund at a Glance ......................   6
   Portfolio Manager Interview ...........   7
Evergreen Small Cap Equity Income
Fund
   Fund at a Glance ......................  10
   Portfolio Manager Interview ...........  11
Evergreen Utility Fund
   Fund at a Glance ......................  14
   Portfolio Manager Interview ...........  15
Evergreen Value Fund
   Fund at a Glance ......................  17
   Portfolio Manager Interview ...........  18
Evergreen Fund for Total Return
   Fund at a Glance ......................  20
   Portfolio Manager Interview ...........  21


Financial Highlights
   Evergreen Growth & Income Fund ........  24
   Evergreen Income & Growth Fund ........  28
   Evergreen Small Cap Equity
      Income Fund ........................  32
   Evergreen Utility Fund ................  35
   Evergreen Value Fund ..................  37
   Evergreen Fund for Total Return .......  41
Schedule of Investments
   Evergreen Growth & Income Fund ........  44
   Evergreen Income & Growth Fund ........  48
   Evergreen Small Cap Equity
      Income Fund ........................  52
   Evergreen Utility Fund ................  55
   Evergreen Value Fund ..................  56
   Evergreen Fund for Total Return .......  58
Statements of Assets and Liabilities .....  61
Statements of Operations .................  62
Statements of Changes in Net Assets -
   Period ended January 31, 1998 .........  63
Statements of Changes in Net Assets -
   Period ended July 31, 1997 ............  64
Statements of Changes in Net Assets -
   Prior Periods .........................  65
Combined Notes to Financial
Statements ...............................  66


--------------------------------------------------------------------------------
                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with more than $45 billion in assets under management.

With 85 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broader range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


   ARE NOT FDIC INSURED   May lose value o Are not bank guaranteed

Mutual Funds:


                       Evergreen Funds Distributor, Inc.

                            Letter to Shareholders

                                  March 1998



                                Dear Shareholders:


                                Growth and income funds, as a general rule,
                                follow moderate strategies in seeking their
                                primary objective of growth of capital,
                                especially when compared to aggressive funds.
     (Photograph of             These cautious strategies served the
    William M. Ennis            shareholders of the Evergreen Growth and William
     appears here)              M. Ennis Income Funds well in the Managing
                                Director sometimes-bumpy market of the six
    William M. Ennis            months that ended on January 31, 1998. Changes
   Managing Director            in the market

During the six months, the reassuring stock market of the previous months changed, and began showing periodic flashes of volatility. This volatility was linked to anxieties about the effects of the Asian financial crisis on the American economy in general, and on the earnings of multi-national companies and technology companies, in particular.

The Standard and Poor's 500 Index, the most widely used barometer for the performance of the U.S. stock market, had a return of 3.56% for the six-month period. While this was positive, it masked dramatic fluctuations in the market from month to month. The final figure also marked a departure from the returns of 20% or more generated by the index during the last three calendar years.

Competitive Performance

During the six months, the Evergreen Growth and Income Funds provided very competitive returns, generally matching or surpassing the performance of the overall market. We believe the solid performance during the volatile period again validated the moderate strategies of the Growth and Income Funds, designed for long-term investors seeking conservative approaches to growth. We believe growth and income funds, such as these, have a major place in the equity portions of the asset allocation plans for most investors.

At Evergreen Funds, we are committed to providing a strong array of funds with complementary objectives and strategies to help investors and their financial advisors assemble personal portfolios that make sense for their needs and risk tolerances. We recommend shareholders periodically review their portfolios with professional investment advisors to make sure their allocations continue to be in line with their financial plans.

We can assist by providing the information you require about Evergreen Funds. If you have any questions about the funds in this report or other Evergreen Funds, we encourage you to consult your financial advisor or call us at 1-800-343-2898.

Sincerely,



/s/ Bill Ennis
William M. Ennis
Managing Director

                                   EVERGREEN
                            Growth and Income Fund


                    Fund at a Glance as of January 31, 1998


                         Overall 5-Star by Morningstar(1)


Class B and C shares were rated among 2,364 Domestic Equity funds for the 3 year period ending 1/31/98. Class Y shares were rated among 680 Domestic Equity funds for the 10 year period ending 1/31/98.

The Fund's investment strategy of buying growth on a value basis carries less risk than traditional growth strategies.

Portfolio
Management
------------------

(Photo of Stephen
A. Lieber appears here)

Stephen A. Lieber
 Evergreen Asset
Management Corp.
Tenure: July 1997


(Photo of
Gary R. Buesser appears here)

Gary R. Buesser, CFA
   Evergreen Asset
  Management Corp.
  Tenure: July 1997

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*

                               Class A      Class B       Class C       Class Y
Inception Date                 1/3/95     1/3/95        1/3/95      10/15/86

Average Annual Returns

6 months with sales charge       1.61%      1.27%         5.27%         N/A

6 months w/o sales charge        6.68%      6.27%         6.27%         6.82%

One year with sales charge      19.12%     19.08%        23.08%         N/A

One year w/o sales charge       25.06%     24.08%        24.08%        25.36%

3 years                         25.81%     26.31%        26.99%        28.16%

5 years                             -          -             -         19.63%

10 years                            -          -             -         17.42%

Since Inception                 25.74%     26.24%        26.86%        15.52%

Cumulative Total Return
  since inception              102.60%    105.06%       108.17%       411.05%

Maximum Sales Charge             4.75%      5.00%         1.00%         N/A
                             Front End      CDSC          CDSC

30-day SEC Yield                0.36%     ( 0.36%)      ( 0.36%)        0.65%

6 month income dividends
  per share                 $  0.06            -             -      $  0.09

6 month capital gain
  distributions per share   $  1.01      $   1.01      $   1.01     $  1.01


 *Adjusted for maximum applicable sales charge
--------------------------------------------------------------------------------
                                LONG TERM GROWTH

[LINE GRAPH APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

                                     1/3/95    1/95     1/96     1/97     1/98
Class A Shares                       9525      9689     13004    16199    20252
Standard & Poor's 500 Index          10000     10259    14202    17964    22318
Lipper Growth & Income Fund Average  10000     10157    13504    16532    21178
Consumer Price Index                 10000     10040    10314    10629    10780


Comparison of change in value of a $10,000 investment in Evergreen Growth & Income Fund Class A, the Standard & Poor's 500 Index, the Lipper Growth &
Income Funds Average, and the Consumer Price Index.
Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Standard & Poor's 500 Index is an unmanaged market index. This index does not include transaction costs associated with buying and selling securities nor any management fees. The Lipper Growth and Income Funds Average and the Consumer Price Index are through January 31, 1998.
--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE

[GRAPHIC OMITTED]



                      Morningstar's Style Box is based on a portfolio date as of 12/31/97.
                      The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.



                      Source: 1997 Morningstar, Inc.

                                   EVERGREEN
                             Growth and Income Fund

                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the
     period?


     We think the Evergreen Growth and Income Fund performed very well, consistent with its long-term record. During the six months that ended on January 31, 1998, the Fund's Class A Shares had a total return of 6.68%, unadjusted for any sales charge. During the same period, the Standard & Poor's 500 Index, a commonly used benchmark of stock market performance, had a return of 3.56%.


     The Fund's investment strategy of buying growth on a value basis carries less risk than traditional growth strategies. This was borne out by the fact that classes B, C and Y were rated five-star, the highest rating for risk-adjusted performance, by Morningstar, an independent monitor of mutual fund performance, as of January 31, 19981. Class B and C shares were rated among 2,364 Domestic Equity funds for the 3-year period, and Class Y shares were rated among 680 Domestic Equity funds for the 10-year period ending January 31, 1998.
                           Portfolio Characteristics
                           as of 1/31/98 unless noted


       Total Net Assets                                         $1,707,388,644

       Number of Holdings                                                  247

       *Beta                                                              0.92

       *P/E Ratio                                                        18.4x

       * as of 12/31/97


   (1) Source: Morningstar, Inc. Morningstar's proprietary ratings reflect the Fund's historical risk-adjusted performance as of 1/31/98 (for Class B, C, and Y shares). Ratings are subject to change monthly and are calculated from the Fund's 3, 5, and 10 year average annual returns in excess of 90 day Treasury Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90 day T-bill returns. Class Y shares received 5 stars for the overall, 3 and 5 year periods ending 1/31/98 and 4 stars for the 10 year period ending 1/31/98. It was rated among 2,364 and 1,315 Domestic Equity funds for the 3 and 5 year periods. The top 10% of the funds in an investment category receive five stars, the next 22.5% receive four stars. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
     What was the investment environment
     like, and how did this affect strategy?


     The six months were marked by periods of short-term volatility, including a market correction in October 1997 linked to the Asian financial crisis and the resulting market worries about the effects on the U.S. economy. Periods when companies or industries are temporarily out of favor can work to the benefit of the Fund's "value-timing" strategy. The Evergreen Growth and Income Fund, since its inception in October 1986, has employed this "value-timing" strategy consistently. In fact, the original name of the Fund was the Evergreen Value Timing Fund. Evergreen's team of portfolio managers and analysts search for investment opportunities among companies that are temporarily out of favor. We buy stocks during periods of either market uncertainty, when values are under pressure, or at times when the investment community is undervaluing either specific companies or general industries. This six-month period offered a number of investment opportunities for this "value-timing" strategy.


     --------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
     (as a percentage of net assets)

[PIE CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

Common Stock             79.9%
Cash/Cash Equivalents    20.1%
Corporate Notes/Bonds     0.9%

--------------------------------------------------------------------------------
     What were some of the companies in which you invested, using the "value-timing" strategy?


     During the half-year under review, the companies in which we invested included those:
     o Whose stock values had been hurt because of the Asian crisis;
     o Whose long-term growth patterns were interrupted by short-term events;

                                   EVERGREEN
                             Growth and Income Fund

                          Portfolio Manager Interview

     o Which were temporarily out of fashion;
     o Which had hidden value not recognized by the overall market.

     The turmoil in Asia caused the stock prices of several interesting companies to fall well below our estimate of their inherent value. These included Avon Products, Inc., Caterpillar, Inc., DuPont Photomasks, Inc., AFLAC, Inc., Jabil Circuit, Inc., and Honeywell, Inc.

     Other good companies had encountered some problems distinct to themselves that we believe only interrupted their long-term growth, and we used the stock price declines as opportunities to make purchases. These included AutoZone, Inc., Black & Decker Corp., Boeing Co., Cole National Corp., Hillenbrand Industries, Inc., and Sara Lee Corp.

     Sometimes an industry group falls out of favor, hurting the stock prices of good companies within the group. During the period, we found several companies that we believe fit this category, including: Merck & Co., Inc., Southwest Airlines Co., Lancaster Colony Corp., Steel Dynamics, Inc., and New York State Electric & Gas Corp.

     Finally, there were several examples of companies which had "hidden value" not recognized in the price of their stock. These included A.G. Edwards, Inc., GTE Corp., Solutia, Inc., and Wilmington Trust Corp.

     The stock prices of all these companies appreciated after they were purchased by the Fund.

                                Top 10 Sectors


       Healthcare Products & Services                                    10.8%

       Banks                                                              7.7%

       Publishing, Broadcasting & Entertainment                           6.7%

       Industrial Specialty Products & Services                           6.4%

       Business Equipment & Services                                      6.1%

       Finance & Insurance                                                5.1%

       Oil/Energy                                                         4.2%

       Transportation                                                     4.1%

       Chemical & Agricultural Products                                   3.9%

       Electrical and Electronic Equipment & Services                     3.6%

--------------------------------------------------------------------------------
     What were some of the industry groups
     that led performance during the period?


     There were several industry groups that supported the Fund's strong performance, led by Food and Beverage Products, Communication Systems and Services, Industrial Specialty Products and Services, and Electric Utilities. The following table gives the top 10 industry groups, by asset-weighted performance. Asset-weighted returns are based on the average returns of stocks in industries, adjusted proportionately to the size of the investment in the portfolio.

                              Leading Performance
                                  by Industry
               (Asset-weighted, July 31, 1997-January 31, 1998)


       Industry                                                  Average % Gain


       Food & Beverage Products                                          34.6%

       Communication Systems & Services                                  31.9

       Industrial Specialty Products & Services                          27.9

       Utilities - Electric                                              27.1

       Retailing & Wholesaling                                           22.1

       Finance & Insurance                                               19.0

       Telecommunication Services & Equipment                            15.0

       Automotive Equipment & Manufacturing                              10.8

       Banks                                                              9.9

       Healthcare Products & Services                                     9.5
--------------------------------------------------------------------------------

     What were some of the individual companies in the Fund's portfolio that led performance during the period?


     We had a number of companies with more than 30% total return performance during the six months. These included two banking companies, Carolina First Corp (31.0%) and Susquehanna Bancshares, Inc., (30.0%); Platinum Technology Corp. (82.6%), and Pioneer Hi-Bred International, Inc., an agricultural product company (34.8%). Two finance-related companies were on the list: A.G. Edwards, Inc. (38.7%) and Fannie Mae

                                   EVERGREEN
                             Growth and Income Fund

                          Portfolio Manager Interview

     (30.3%). Dominic's Supermarkets, Inc., was a strong performer (36.6%), as were two pharmaceutical companies, Pfizer, Inc., (37.0%) and Schering-Plough Corp. (32.5%). The Fund's investment in Strattec Security Corp., an industrial specialty company, did well (38.4%), as did the holding in Walt Disney & Co. (31.7%).


     Four broadcasting or cable companies were very strong performers, American Radio Systems Corp., Class A, (32.4%), Chancellor Media Corp., (49.2%), Comcast Corp. Special Class A (37.9%) and U.S. West Media Group, Inc., (34.5%). Other companies that did well included Carson Pirie Scott & Co, a retailer, (58.3%), Univision Communications, Inc., Class A (76.7%), Petroleum Helicopters, Inc., (32.3%) and Commonwealth Energy System (34.4%).

     Four telephone-related stocks also had outstanding performance: Air Touch Communications, Inc., (32.8%); Century Telephone Enterprises (43.4%); MCI Communications Corp. (31.4%); and AT&T (69.7%).

                                Top 10 Holdings


       Webster Financial Corp.                                            1.8%

       Computer Associates International, Inc.                            1.6%

       R & B Falcon Corp.                                                 1.6%

       Pittston Brink's Group                                             1.4%

       Jacor Communications, Inc.                                         1.2%

       Lincare Holdings, Inc.                                             1.2%

       McKesson Corp.                                                     1.1%

       Kansas City Southern Industries, Inc.                              1.1%

       Federal National Mortgage Association                              1.0%

       Circle International Group, Inc.                                   1.0%

--------------------------------------------------------------------------------
     What is your outlook?


     We would not be surprised to see continued volatility in the stock market. Stock market valuations are at relatively high levels, on an historical basis, and the effects of the Asian financial crisis will continue to be assessed. This environment provides opportunities for the Fund and its "value-timing" strategy, however. This strategy has resulted in very strong performance over the long term and we are confident that our team of managers and analysts will discover investment opportunities among companies whose stock values are temporarily undervalued.

                                   EVERGREEN
                             Income and Growth Fund

                    Fund at a Glance as of January 31, 1998

Many of the best-performing stocks in the portfolio during the six months were bank stocks. Banks and thrifts have found they can increase profitability and take advantage of the efficiencies of technology by consolidating companies.

Portfolio
Management
----------------------------------------

(Photo of Nola Maddox
Falcone appears here)

Nola Maddox Falcone, CFA
    Evergreen Asset
    Management Corp.
Tenure: August 31, 1978


(Photo of Irene O'Neill
appears here)

    Irene O'Neill
   Evergreen Asset
   Management Corp.
Tenure: December 1997

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*

                                 Class A     Class B     Class C      Class Y
Inception Date                 1/3/95       1/3/95      1/3/95       8/31/78

Average Annual Returns

6 months with sales charge       2.69%        2.43%       6.42%       N/A

6 months w/o sales charge        7.81%        7.36%       7.41%         7.93%

One year with sales charge      15.52%       15.37%      19.42%       N/A

One year w/o sales charge       21.28%       20.37%      20.42%        21.59%

3 years                         17.49%       17.79%      18.52%        19.66%

5 years                             -            -           -         12.62%

10 years                            -            -           -         11.45%

Since Inception                 17.41%       17.70%      18.39%        14.63%

Cumulative Total Return
  since inception               63.98%       65.27%      68.26%      1319.75%

Maximum Sales Charge             4.75%        5.00%       1.00%       N/A
                               Front End      CDSC        CDSC

30-day SEC Yield                 2.44%        1.83%       1.82%         2.81%

6 month income dividends per
  share                        $ 0.51       $ 0.44      $ 0.44      $   0.54

6 month capital gain
  distributions per share      $ 1.59       $ 1.59      $ 1.59      $   1.59


*Adjusted for maximum applicable sales charge
--------------------------------------------------------------------------------
                               LONG TERM GROWTH

[LINE GRAPH APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

                                     1/3/95    1/95     1/96     1/97     1/98
Class A Shares                       9525      9635     11888    13527    16398
Consumer Price Index                 10000     10040    10314    10629    10780
Lipper Income Fund Average           10000     10063    9894     13210    13509
Wilshire 5000 Index                  10000     10200    13681    16685    20572

Comparison of change in value of a $10,000 investment in Evergreen Income & Growth Fund Class A, the Wilshire 5000 Index, the Lipper Income Funds Average and the Consumer Price Index.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Wilshire 5000 Index is an unmanaged market index. This index does not include transaction costs associated with buying and selling securities nor any management fees. The Lipper Income Funds Average, Lipper Equity Income Funds Average and Consumer Price Index are through January 31, 1998.
--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE

[GRAPHIC OMITTED]


                      Morningstar's Style Box is based on a portfolio date as of 12/31/97.
                      The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                      Source: 1997 Morningstar, Inc.

                                   EVERGREEN
                             Income and Growth Fund

                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the
     period?


     We believe the Fund did very well, continuing its strong, long-term performance record. For the six months that ended on January 31, 1998, the Fund's Class A shares had a total return of 7.81%, unadjusted for any sales charge. In contrast, the Wilshire 5000 Index had a return of 4.19% and the average return of the Lipper Income Fund was 3.85%. For the past year, the Fund's Class A shares have been in the top 18% of their competitive universe, the Lipper Income Fund category. The Fund was rated 12 out of 66 for the one year period ended December 31, 1997.1 During the same time, we have successfully been able to sustain the Fund's above-average dividend distributions, which for the oldest class, Class Y shares, were 27 cents per share per quarter. The Class Y shares have paid at least this dividend for the past 12 years.

                           Portfolio Characteristics
                           as of 1/31/98 unless noted


       Total Net Assets                                           $987,462,282

       Number of Holdings                                                  146

       * Beta                                                             0.75

       * P/E Ratio                                                       14.9x

       * as of 12/31/97
--------------------------------------------------------------------------------
     What was the investment environment
     like during the six months?


     It was a positive environment for investing in equities, although the Asian financial crisis increased the volatility in the stock market. In general, in the United States we 1 Source: Lipper Analytical Services, an independent mutual fund rating company. The ranking is based on total return and does not include the effect of a sales charge. Past performance is no guarantee of future results.

     enjoyed moderate economic growth, declining interest rates and low inflation. The relatively low interest rates helped business in a number of ways, particularly by limiting the cost of capital and allowing financing at reasonable rates. This low interest rate environment also was a factor contributing to one of the most important trends in the American economy, mergers and acquisitions. The extent of this trend was highlighted in a front-page New York Times article on January 19, 1998, which estimated that the total value of mergers and acquisitions during 1997 had reached $1 trillion. During the six-month period, this trend had a major impact on the Income and Growth Fund. Seventeen portfolio holdings were involved in some consolidation activity, with nine corporate takeovers actually completed for an average gain to the Fund of 70%.



--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION

(as a percentage of net assets)

[PIE CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

Common Stock                  66.5%
Convertible Preferred Stock   23.6%
Convertible Debentures         6.0%
Cash/Cash Equivalents          3.9%



--------------------------------------------------------------------------------
     What were your principal strategies?


     Four themes heavily influenced our strategy during the period:


     o Value-timing opportunities, i.e., companies that our research indicates are priced temporarily below the true value of their operations;

                                   EVERGREEN
                             Income and Growth Fund

                          Portfolio Manager Interview

     o Companies that were re-structuring themselves to focus on their most profitable enterprises;


     o Convertible securities, which allow us to participate in opportunities among growth companies while receiving income and helping to reduce risk;


     o The merger and acquisition trend, particularly in indus tries most likely to be consolidating.

                                Top 10 Sectors


       Banks & Thrifts                                                   18.2%

       Utilities - Electric                                              13.1%

       Finance & Insurance                                                8.4%

       Oil/Energy                                                         7.6%

       Real Estate                                                        6.3%

       Utilities - Telephone                                              4.8%

       Healthcare Products & Services                                     5.1%

       Food & Beverage Products                                           4.6%

       Electrical Equipment & Services                                    3.2%

       Utilities - Gas                                                    2.9%

--------------------------------------------------------------------------------
     What industries helped contribute to the performance?


     The banking and thrift industries had a relatively heavy emphasis in the Fund, with a combined weighting of 18.2% of net assets at the end of the period. This was an area where the consolidation trend was particularly evident. Many of the best-performing stocks in the portfolio during the six months were bank stocks, including the top-performing stock, Deposit Guaranty Corp., which is in the process of being taken over by First American Corp. Another holding, First of America Bancorp, has agreed to be taken over by National City Corp. Other portfolio holdings that are involved in the consolidation trend include ONBANCorp, Hudson Charter Bancorp and Jefferson Bankshares. Within the thrift industry, holdings involved in mergers included CFX Corp., Eagle Financial Corp., and Peoples Savings Financial Corp. Banks and thrifts have found they can increase profitability and take advantage of the efficiencies of technology by consolidating companies.


     The utility industry also was an area we emphasized. The favorable interest rate environment helped utility stocks in general, including telephone companies. Industry consolidation and the development of new enterprises, such as data transmission, also helped stocks in this area.


     During the six months, we took advantage of weakness in the oil and energy industries to make some acquisitions. We believe investor concerns about the Asian crisis and other factors, including El Ni-o, depressed stock prices in these industries too far, and led to some value-timing investment opportunities for the Fund. Longer term, we believe the world's economy is growing and the demand for oil and energy will continue to increase.


     Healthcare was another area that performed very well for the Fund. Bristol-Myers Squibb Co. and Glaxo Wellcome Plc, ADR, were just two of the portfolio holdings that benefited from the steady demand for drugs. We expect this demand will continue as the baby boomer population continues to age.



--------------------------------------------------------------------------------
     What are some examples of investments that demonstrate the value-timing and re-structuring themes?


     Two good examples of the value-timing strategy were the Fund's investments in Sara Lee Corp. and American Home Products. The stock price of American Home Products was hurt by the controversy over the diet drug combination, Fen-Phen. However, our analysis indicated that the company's potential liability in that controversy didn't justify the low stock price. We purchased the stock in September, and it has performed very well since then. Sara Lee was another situation where the market had not recognized the value of a good group of assets.

                                   EVERGREEN
                             Income and Growth Fund

                          Portfolio Manager Interview

     The stock price had risen by more than 35% from the time the Fund purchased it in August to the end of January.


     IBM, which the Fund has sold at a profit of more than 100%, was a good example of the re-structuring theme. We purchased the company when it was out of favor, but management re-invigorated the company and the stock performed well. We decided to sell our stock in IBM during the most recent period because we think its growth may start to slow, partly because of the financial problems in Asia.

                                Top 10 Holdings

       Wendy's Financing I, 5.00%, Conv. Pref.
       TECONS                                                             4.0%

       Long Island Lighting Co.                                           3.5%

       Merrill Lynch & Co., Inc.
       6.0% and 6.25% STRYPES                                             2.7%

       Frontier Corp. Common Stock and
       6.25% Conv. Pref. TOPRS                                            2.3%

       Amoco Corp.                                                        2.1%

       American Home Products Corp.                                       2.0%

       GTE Corp.                                                          1.9%

       AirTouch Communications, Inc.
       6.0% Series B, Conv. Pref.                                         1.9%

       ONBANCorp., Inc.                                                   1.9%

       Equity Residential Properties Trust REIT                           1.7%

--------------------------------------------------------------------------------
     Were there any areas of disappointment?


     Convertible securities, as a group, did not perform as well on a total return basis, although they did contribute to the Fund's dividend income. Industrial and specialty products, such as chemicals, also did not perform well.

--------------------------------------------------------------------------------
     What is your outlook?


     We believe the U.S. will continue to have moderate growth with low inflation in 1998. There are basic forces pushing for a strong, though volatile, stock market. We are seeing some growth trends among a number of sectors in the economy where we believe we still can find some attractive investment opportunities. As bad as the situation in Asia now appears, we believe the impact on the U.S. should be relatively modest, and some of the effects may be positive. The currency crisis and slowdown in growth will probably keep inflation low and further reduce interest rates.


     World peace, since the fall of the Soviet empire, has truly created a better worldwide business environment. The world economies are growing and inflation worldwide is at a relatively low level. This favorable inflationary outlook is good for both stocks and bonds. Also helping the bond market, in particular, is the reduced federal deficit, which means there is less government need to borrow and therefore less upward pressure on interest rates.


     Within sectors, we look for continued strong growth in oil service and telecommunications. This also leads to investment opportunities beyond these industries.


     The single largest factor supporting the stock market, however, is the demographic issue. The United States has 76 million baby boomers born between 1946 and 1964. These individuals are concerned about savings and investing for retirement and are using stock mutual funds and 401K plans actively. In 1997, equity funds received net in-flows of $232 billion into equity funds and another $45 billion into bond funds.(1)


     Given all these factors, we continue to be positive about the investment environment, despite the periodic volatility we have come to expect.


     (1) Source: Investment Company Institute.

                                   EVERGREEN
                          Small Cap Equity Income Fund

                    Fund at a Glance as of January 31, 1998

We believe 1998 could be a year of opportunity in the small company sector, primarily because of the merger-and-acquisition trend.

Portfolio
Management
---------------------------------------

(Photo of Nola Maddox
Falcone appears here)

Nola Maddox Falcone, CFA
    Evergreen Asset
    Management Corp.
Tenure: October 1, 1993


(Photo of Eric Cinnamond
appears here)

  Eric Cinnamond, CFA
    Evergreen Asset
    Management Corp.
Tenure: September 1996


       Funds that invest in stocks of small companies, also called small-cap stocks, involve certain risks and, therefore, may not be appropriate for all investors. Although they may offer the potential for greater long-term returns, they also may experience greater price volatility due to their limited focus on a particular industry, market, product, or service, or because they invest in smaller, less-established companies.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*


                                Class A     Class B     Class C     Class Y
Inception Date                1/3/95       1/3/95    1/24/95       10/1/93

Average Annual Returns

6 months with sales charge      1.57%        1.23%      5.23%       N/A

6 months w/o sales charge       6.63%        6.23%      6.23%         6.77%

One year with sales charge     20.32%       20.38%     24.31%       N/A

One year w/o sales charge      26.32%       25.38%     25.31%        26.58%

3 years                        24.34%       24.76%     25.36%        26.63%

Since Inception                24.03%       24.45%     25.13%        18.38%

Cumulative Total Return
  since inception              94.22%       96.25%     96.99%       107.96%

Maximum Sales Charge            4.75%        5.00%      1.00%       N/A
                             Front End      CDSC        CDSC

30-day SEC Yield                1.58%        0.75%      0.75%         1.85%

6 month income dividends
  per share                  $ 0.13       $ 0.10     $ 0.10       $  0.17

6 month capital gain
  distributions per share    $ 0.19       $ 0.19     $ 0.19       $  0.19

*Adjusted for maximum applicable sales charge
--------------------------------------------------------------------------------
                                LONG TERM GROWTH

[LINE GRAPH APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

                                     1/3/95    1/95     1/96     1/97     1/98
Class A Shares                       9525      9623     12368    15375    19422
NASDAQ Index                         10000     10043    14095    16567    18342
Russell 2000 Index                   10000     9874     12831    15269    18594
Consumer Price Index                 10000     10040    10314    10629    10826


Comparison of change in value of a $10,000 investment in Evergreen Small Cap Equity Income Fund Class A, the Russell 2000 Index, the NASDAQ Index and the Consumer Price Index.


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Russell 2000 Index and NASDAQ Index are unmanaged market indices. These indices do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is through January 31, 1998.

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE

[GRAPHIC OMITTED]

                      Morningstar's Style Box is based on a portfolio date as of 12/31/97.
                      The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.



                      Source: 1997 Morningstar, Inc.

                                   EVERGREEN
                          Small Cap Equity Income Fund

                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the
     period?


     The Fund did well. For the six months that ended on January 31, 1998, the Fund's Class A shares had a total return of 6.63%, unadjusted for any sales charge. During the same period, the Russell 2000 Index, a commonly used benchmark for the small company stock market, had a return of 4.4% and the NASDAQ Composite Index had a return of 1.60%.
                           Portfolio Characteristics
     --------------------------------------------------------------------
                          as of 1/31/98 unless noted




       Total Net Assets                                           $199,828,246

       Number of holdings                                                  138

       *Median Market Capitalization                              $299,600,000

       *P/E Ratio                                                        17.0x

       *Beta                                                              0.65

       *as of 12/31/97



--------------------------------------------------------------------------------
     What was the investment environment
     like during the six months?


     It was a positive environment for investing in equities, although the Asian financial crisis increased the volatility in the stock market. During the period, large company stocks tended to do better than small company stocks. In general, in the United States we enjoyed moderate economic growth, declining interest rates and low inflation. The relatively low interest rates helped business in a number of ways, particularly by limiting the cost of capital and allowing financing at reasonable rates. The low interest rate environment also was a factor contributing to one of the most important trends in the American economy, mergers and acquisitions. The extent of this trend was highlighted in a front-page New York Times article on January 19, 1998 which estimated that the total value of mergers and acquisitions during 1997 reached $1 trillion. During the six-month period, this trend had a major impact on the Small Cap Equity Income Fund. Eleven portfolio holdings were involved in some consolidation activity, with six corporate takeovers actually completed for an average gain to the Fund of 87%.


     --------------------------------------------------------------------
                             PORTFOLIO COMPOSITION

     (as a percentage of net assets)

[PIE CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

Common Stock                  66.1%
Convertible Debentures        15.2%
Cash/Cash Equivalents         13.0%
Convertible Preferred Stock    5.7%



--------------------------------------------------------------------------------
     What factors contributed to the strong
     performance during the six months?


     Three major themes guided our strategy, as we searched for value among companies that were:


     o Candidates for Evergreen's value-timing strategy, i.e., companies whose stocks are selling at discounts to what we believe are their true values;


     o Undergoing some type of re-structuring that could unlock potential value;



     o Potential merger and acquisition candidates.


     In pursuing these themes, we found a number of attractive opportunities in the banking and thrift industries, which together accounted for about 10.8% of net assets at the end of the fiscal period. The banking and thrift industries, in particular, are undergoing consolidation, and a number of portfolio companies were involved in mergers and acquisitions.


     Technology companies and electric and gas utilities also were strong performers. Technology companies obviously are benefiting from the growth of the industry, while utilities were helped both by the declining interest rate environment and by consolidation.

                                   EVERGREEN
                          Small Cap Equity Income Fund

                          Portfolio Manager Interview

                                Top 10 Sectors


       Oil Field Services                                                 9.0%

       Consumer Products & Services                                       8.1%

       Oil/Energy                                                         6.9%

       Utilities - Gas                                                    6.9%

       Finance & Insurance                                                6.6%

       Real Estate                                                        6.4%

       Banks                                                              6.2%

       Thrift Institutions                                                4.6%

       Industrial Specialty Products & Services                           4.2%

       Leisure & Tourism                                                  3.4%

--------------------------------------------------------------------------------
     What were some of the companies that performed well for the Fund during the six months?


     The banking and thrift stocks did very well. Five of the 11 takeover companies in the portfolio were banks or thrift institutions. These included Hudson Charter Bancorp, Life Bancorp, People's Savings Financial Corp., Cenfed Financial Corp and FFVA Financial Corp. We believe the consolidation trend in this industry will continue and we will keep looking for companies with good operating fundamentals that are potential acquisition targets.


     The top-performing stock in the Fund during the six months was a technology company, Computer Language Research, Inc., which is being taken over by Thomson Corp. We project a gain to the Fund of 117% as of January 31, 1998, from date of initial purchase.


     We are emphasizing gas utilities in the portfolio because we think they are very strong acquisition candidates, primarily for electric utilities that could greatly expand their operating efficiencies and cross-selling opportunities.

     A good example of the re-structuring theme was the Fund's investment in CPI Corp., which sold its underperforming photolabs division to Kodak at a good price, $110 million. This company, which operates the portrait studios at Sears stores, generates considerable cash flow and is an industry leader in introducing digital technology to the photography industry. A stock buy-back program also has helped stock performance.


     We have a number of holdings in the funeral and related industries, an out-of-favor group. These include Matthews International Corp., which manufactures memorial plaques for the funeral industry. This company's stock also has benefited from a stock buy-back program. Another fund investment in this industry is York Group, a leading casket manufacturer. Our investment in this company was an example of the value-timing strategy. The company had lost a major contract, and its stock price suffered considerably; however, our independent analysis of the company's remaining business indicated that the stock was significantly undervalued and we made the investment.

                                Top 10 Holdings


       CPI Corp.                                                          2.4%

       Matthews International Corp. Cl. A                                 2.4%

       Hvide Capital Trust, 6.5% conv. pref.                              2.3%

       York Group, Inc.                                                   2.2%

       Pxre Corp.                                                         2.1%

       Knape & Vogt Manufacturing Co.                                     2.1%

       Lufkin Industries, Inc.                                            1.8%

       Horizon Financial Corp.                                            1.8%

       Frontier Financial Trust, 6.25% TOPRS                              1.8%

       Phototronics, Inc.                                                 1.7%

                                   EVERGREEN
                          Small Cap Equity Income Fund

                          Portfolio Manager Interview

--------------------------------------------------------------------------------
     Were there any new areas of emphasis
     during the six months?


     Yes. We have been increasing our investments in oil and gas exploration companies and service companies. We believe the market reaction to both the Asian financial and currency crisis and the Iraq situation has left the stocks of companies in these industries undervalued. Our analysis shows the market has over-reacted, and continued world growth will increase the demand for energy during 1998.



--------------------------------------------------------------------------------
     What is your outlook?

     The market has clearly favored large company stocks over small company stocks for the past 3 1|M/2 years. We believe 1998 could be a year of opportunity in the small company sector, primarily because of the merger-and-acquisition trend.


     We believe the U.S. will continue to have moderate growth with low inflation in 1998. There are basic forces pushing for a strong, though volatile, stock market. We are seeing some growth trends among a number of sectors in the economy, and we believe we still can find some attractive investment opportunities. As bad as the situation in Asia now appears, we believe the impact on the U.S. should be relatively modest, and some of the effects may be positive. The currency crisis and slowdown in growth can keep inflation low and further reduce interest rates.

     World peace since the fall of the Soviet empire has truly created a better worldwide business environment. The world economies are growing and inflation worldwide is at a relatively low level. This favorable inflationary outlook is good for both stocks and bonds.


     Within sectors, we look for continued strong growth in oil service and telecommunications. This also leads to investment opportunities beyond these industries.


     The biggest single factor supporting the stock market is the demographic issue. The United States has 76 million baby boomers born between 1946 and 1964. These individuals are concerned about saving and investing for retirement and are using stock mutual funds and 401K plans actively. In 1997, mutual funds received net in-flows of $232 billion into equity funds and another $47 billion into bond funds.


     Given all these factors, we continue to be positive about the investment environment, despite the periodic volatility we have come to expect. This Fund strongly benefits from the rigorous, independent fundamental analysis performed at Evergreen Asset Management Corp., where we have 16 industry analysts with an average of 20 years' professional experience. In conducting their normal analysis, they frequently come upon undervalued small company opportunities that are consistent with this Fund's strategy.

                                   EVERGREEN
                                  Utility Fund

                    Fund at a Glance as of January 31, 1998

We attribute strong returns to two specific factors: a market rotation which favored utility companies and our strong individual stock selection.
                                   Portfolio
                                  Management
----------------------------------------
[GRAPHIC OMITTED]

(Photo of Paul DiLella
appears here)

      Paul DiLella
Capital Management Group
   Tenure: July 1996

(Photo of Doris Kelley-Watkins
appears here)

 Doris Kelley-Watkins
   Evergreen Asset
   Management Corp.
Tenure: February 1997

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*


                                 Class A     Class B     Class C     Class Y
Inception Date                 1/4/94       1/4/94     9/2/94     2/28/94

Average Annual Returns

6 months with sales charge       8.99%        8.88%     12.88%       N/A

6 months w/o sales charge       14.42%       13.88%     13.88%      14.46%

One year with sales charge      17.75%       17.56%     21.56%       N/A

One year w/o sales charge       23.62%       22.56%     22.56%      23.79%

3 years                         16.44%       16.69%     17.40%      18.57%

Since Inception                 11.42%       11.59%     15.76%      14.76%

Cumulative Total Return
  since inception               55.46%       56.42%     64.95%      71.76%

Maximum Sales Charge             4.75%        5.00%      1.00%       N/A
                              Front End      CDSC        CDSC

30-day SEC Yield                 3.03%        2.44%      2.44%       3.43%

6 month income dividends per
  share                        $ 0.23       $ 0.18     $ 0.18      $ 0.24

6 month capital gain
  distributions per share      $ 1.12       $ 1.12     $ 1.12      $ 1.12


*Adjusted for maximum applicable sales charge


--------------------------------------------------------------------------------
                                LONG TERM GROWTH

[LINE GRAPH APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

                                     1/4/94    1/94     1/95     1/96     1/97     1/98
Class A Shares                       9525      9554     9380     11979    12574    15546
Standard & Poor's 500 Index          10000     10340    10394    14389    18201    22448
Standard & Poosr's Utilities Index   10000     10063    9894     13210    13509    17111
Consumer Price Index                 10000     10027    10308    10590    10913    11115


Comparison of change in value of a $10,000 investment in Evergreen Utility Fund Class A, the Standard & Poor's 500 Index, the Standard & Poor's Utilities Index and the Consumer Price Index.


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Standard & Poor's 500 Index and the Standard & Poor's Utilities Index are unmanaged market indices. These indices do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is through January 31, 1998.


--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE

[GRAPHIC OMITTED]

                      Morningstar's Style Box is based on a portfolio date as of 12/31/97.
                      The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invest, or median market capitalization.



                      Source: 1997 Morningstar, Inc.

                                   EVERGREEN
                                  Utility Fund

                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How was the Fund's performance during
     the fiscal period?


     The Evergreen Utility Fund Class A shares provided investors with a strong 14.4% total return during the six-month period ended January 31, 1998, unadjusted for any sales charge. This performance compared favorably to the S&P Utilities' Index's total return of 11.64% as well as the 3.56% return for the S&P 500. For the six-month period, the Evergreen Utility Fund also outperformed the 13.2% average return of the 102 utility funds tracked by Lipper Analytical Services, an independent mutual fund rating company.
                           Portfolio Characteristics
                          as of 1/31/98 unless noted


       Total Net Assets                                $143,443,358

       Number of Holdings                                        38

       *Beta                                                   0.68

       *P/E Ratio                                             17.7x
           /qa
      * as of 12/31/97



--------------------------------------------------------------------------------
     What factors fueled the Fund's strong
     performance?


     We attribute strong returns to two specific factors: a market rotation which favored utility companies and our strong individual stock selection.



     During the fiscal period, the U.S. stock market experienced volatility which was initiated by financial problems in Southeast Asia. Nervous investors sought to escape the uncertain market environment by flocking to more defensive stocks, especially those which paid higher dividends. Consequently, utility companies replaced the volatile technology sector as investors' area of preference. This rotation prompted the S&P Utility Index's spectacular 16.3% total return in the fourth quarter of 1997, and fueled the performance of the Evergreen Utility Fund.

     Strong stock selection also played a key role in allowing the Fund to outperform its benchmark, the S&P 500 Index, and the average return of its peer universe. For example, the portfolio's top five individual holdings (which represent 22% of the Fund's net assets) posted an average return of 27.2% during the six-month period. The Fund's top performers included two telecommunications companies, U.S. West Communications and AirTouch Communications, which posted six-month total returns of 34.3% and 33.0%, respectively.

                                Top 10 Holdings


       Sprint Corp. (common & 8.25% DECS)                                 6.5%

       Houston Industries, Inc. (common & 7.0% ACES) 5.6%
       GTE Corp.                                                          3.8%

       U.S. West Communications Group, Inc.                               3.2%

       AirTouch Communications, Inc. 6.0%,
       Series B, Conv. Pref.                                              3.0%

       UtilCorp United, Inc.                                              3.0%

       BellSouth Corp.                                                    3.0%

       MCN Financing III, 8.0% PRIDES                                     3.0%

       Long Island Lighting Co.                                           2.9%

       Enron Corp.                                                        2.9%

--------------------------------------------------------------------------------
     What is your investment strategy?


     Our primary objective is to provide investors a diversified, high income portfolio with defensive characteristics. We feel that this objective can be best achieved by focusing on three specific areas.


     First, we actively monitor the utility industry. Utility companies currently operate in an environment of uncertainty as states attempt to manage the transition from monopoly regulation to a competitive market. The negative effects of deregulation to utility stocks can be swift and decisive. Our management style dictates careful analysis of the regulatory and political impact to the utility sector in order to assure our utility holdings are not adversely affected.

                                   EVERGREEN
                                  Utility Fund

                          Portfolio Manager Interview

     Secondly, we emphasize a strong current yield. As of January 31, the Fund's 30-day annualized yield was 3.03% for Class A shares versus the S&P 500 Index's 12-month yield of 1.58%. We believe that increasing the portfolio's income element will help reduce the volatility of returns during periods of market uncertainty.


     Lastly, we strive to strengthen the portfolio through the addition of quality non-utility companies. Diversification is very important in the overall success of the Fund. For example, over 20% of the portfolio's net assets are invested in non-utility companies. As managers, we recognize that the selective addition of non-utility companies can enhance the Fund's performance. Consistent with this strategy, FelCor Suite Hotels - a Real Estate Investment Trust - was added to the portfolio.


     By remaining focused on these three factors: the industry landscape, current yield and diversification, we are confident that performance will be enhanced over the long term.
                                 Top 5 Sectors


       Utilities - Electric                                              51.6%

       Utilities - Telephone                                             21.5%

       Utilities - Gas                                                    5.4%

       Oil/Energy                                                         5.2%

       Real Estate                                                        2.6%



--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
(as a percentage of net assets)

[PIE CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

Common Stock                  79.6%
Convertible Preferred Stock   19.5%
Cash/Cash Equivalents          0.9%




--------------------------------------------------------------------------------
     What is your outlook?


     As we enter 1998, we maintain a cautiously optimistic outlook. In a prior commentary, we stated that the "utility sector's valuation continues to be very attractive". The recent advance by utility stocks, consequently, has adjusted the sector's previously attractive valuation to more reasonable levels.


     In addition, the coming year will be pivotal within the industry in terms of restructuring, and we will thoroughly analyze the landscape in selectively searching for investment opportunities. Despite any changes or potential volatility within the utility sector, we will continue to emphasize diversification and a strong current yield, two strategies which have rewarded investors with a strong total return during the fiscal period.

                                   EVERGREEN
                                   Value Fund

                    Fund at a Glance as of January 31, 1998

Our two primary strategies involved sector weightings which positively impacted performance during the fiscal period. Specifically, we maintained a strong representation in the financial sector and selectively added to our utility holdings.

Portfolio
Management
----------------------------------------

(Photo of David C. Francis
appears here)


  David C. Francis, CFA
 Capital Management Group
    Tenure: July 1995

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*


                                 Class A      Class B     Class C     Class Y
Inception Date                4/12/85       2/2/93       9/2/94       1/3/91

Average Annual Returns

6 months with sales charge    ( 2.24%)      ( 2.59%)       1.26%      N/A

6 months w/o sales charge       2.63%         2.26%        2.26%        2.78%

One year with sales charge     12.03%        11.76%       15.78%      N/A

One year w/o sales charge      17.61%        16.76%       16.78%       17.92%

3 years                        21.86%        22.30%       22.98%       24.16%

5 years                        15.55%            -            -        17.00%

10 years                       14.66%            -            -            -

Since Inception                14.05%        15.53%       19.46%       17.04%

Cumulative Total Return
  since inception             439.03%       105.79%       83.65%      204.85%

Maximum Sales Charge            4.75%         5.00%        1.00%         N/A
                             Front End        CDSC         CDSC

30-day SEC Yield                1.01%         0.32%        0.32%        1.37%

6 month income dividends
  per share                  $  0.20       $  0.12       $ 0.12      $  0.22

6 month capital gain
  distributions per share    $  1.18       $  1.18       $ 1.18      $  1.18


*Adjusted for maximum applicable sales charge
--------------------------------------------------------------------------------
                                LONG TERM GROWTH
[GRAPHIC OMITTED]

[LINE GRAPH APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

                                       1/88    1/90     1/92     1/94     1/96      1/98
Class A Shares                         9525    13194    16487    20393    27293     39290
Standard & Poor's 500 Index            10000   10597    14086    17573    24455     38431
Consumer Price Index                   10000   11198    12139    12848    13569     14322


Comparison of change in value of a $10,000 investment in Evergreen Value Fund Class A, the Standard & Poor's 500 Index and the Consumer Price Index.


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Standard & Poor's 500 Index is an unmanaged market index. This index does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is through January 31, 1998.

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE
[GRAPHIC OMITTED]



                      Morningstar's Style Box is based on a portfolio date as of 12/31/97.
                      The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.



                      Source: 1997 Morningstar, Inc.

                                   EVERGREEN
                                   Value Fund

                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the
     fiscal period?


     The Evergreen Value Fund Class A shares had a total return of 2.6% unadjusted for sales charge, for the six-month period ended January 31, 1998. This performance compares to the 3.6% return for the S&P 500 Index during the same time period. The Fund outperformed the 2.3% average return of 684 growth and income funds as tracked by Lipper Analytical Services, an independent mutual fund rating company.

                           Portfolio Characteristics
                           as of 1/31/98 unless noted


       Total Net Assets                                           $922,122,054

       Number of holdings                                                   77

       *Beta                                                              1.00

       *P/E Ratio                                                        21.6x

       * as of 12/31/97



--------------------------------------------------------------------------------
     What was your investment strategy
     during the fiscal period?


     Our two primary strategies involved sector weightings which positively impacted performance during the fiscal period. Specifically, we maintained a strong representation in the financial sector and selectively added to our utility holdings.


     Our strong commitment to the financial sector is illustrated by the portfolio's 23.3% exposure to banks and financial companies, the Fund's largest sector weighting. Also, three of the Fund's top ten holdings were banks. In addition, strong stock selection within this sector paid off as consolidation within the financial industry allowed three of the portfolio's holdings - First of America, Central Fidelity and CoreStates - to post exceptional gains following announced takeover bids.

     Similarly, the portfolio's utility exposure contributed to performance. The resurgence of the utility sector was initiated, ironically, by financial problems in Southeast Asia. This crisis caused volatility in U.S. markets, prompting investors to seek refuge in safer, high-yielding companies such as utilities. Attractive valuations and strong fundamentals within this sector spurred two utility purchases during the period - Pacificorp and Houston Industries - which we feel will continue to enhance Fund returns.
                                Top 10 Sectors


       Banks and Finance                                                 23.3%

       Oil/Energy                                                        14.2%

       Healthcare Products & Services                                    12.1%

       Information Services & Technology                                  8.6%

       Food & Beverage Products                                           7.3%

       Utilities - Electric                                               4.9%

       Diversified Companies                                              3.5%

       Electrical Equipment & Services                                    3.5%

       Transportation                                                     2.8%

       Consumer Products & Services                                       2.5%

--------------------------------------------------------------------------------
     What other factors influenced the Fund's performance?


     The portfolio's healthcare weighting remains strong at 12.1%. Tenet Healthcare and Bristol-Myers Squibb are two of the portfolio's largest healthcare holdings and gained 15.2% and 28.2%, respectively, during the six months.


     Other top performers include CoreStates Financial, Williams Companies and Wachovia which returned 25.8%, 25.8% and 21.9%, respectively. Conversely, our position in Philip Morris hurt performance when it declined 6.3% during the six-month period.

                                   EVERGREEN
                                   Value Fund

                          Portfolio Manager Interview

                                Top 10 Holdings


       General Electric Co.                                               3.0%

       Bristol-Myers Squibb Co.                                           2.9%

       Tyco International Ltd.                                            2.9%

       Williams Companies, Inc. (The)                                     2.8%

       Tenet Healthcare Corp.                                             2.7%

       Tosco Corp.                                                        2.6%

       Wachovia Corp.                                                     2.3%

       Corestates Financial Corp.                                         2.2%

       Philip Morris Companies, Inc.                                      2.2%

       BankBoston Corp.                                                   2.1%

--------------------------------------------------------------------------------
     What is your outlook?


     Following some modest sector adjustments at the onset of the period, we feel the Fund is well positioned to provide solid returns during 1998. Despite the recent focus on volatility in global markets and its impact on the U.S. markets, it is important to remember that individual stock selection will be the primary determinant of a Fund's performance.


     With that in mind, our objective continues to be to maintain a portfolio of strongly managed, industry-leading companies which demonstrate the ability to meet, and exceed, earnings expectations. By adhering to this strategy, we remain confident the Fund will help provide investors with solid returns over the long term.

--------------------------------------------------------------------------------
     New Manager Effective March 16, 1998


     Matthew D. Finn joins Evergreen from Advantus Capital Management, Inc., a wholly owned subsidiary of the Minnesota Mutual Life Insurance Company with $15.5 billion in assets under management. While at Advantus, Finn was head of value equities for the firm and managed two mutual funds: the Advantus Cornerstone and the Advantus Venture Fund.


     Matt Finn received his B.A. from the University of Pennsylvania, his M.B.A. from the University of Michigan and became a Certified Financial Analyst (CFA) in 1991. Finn has eight years' portfolio management experience.

                                   EVERGREEN
                             Fund for Total Return

                    Fund at a Glance as of January 31, 1998

We examine every stock in the portfolio, and we try to buy stocks of companies where the fundamental analysis gives us confidence they have the ability to improve their earnings.

Portfolio
Management
----------------------------------------

(Photo of Walter McCormick
appears here)

Walter McCormick, CFA
 Keystone Investment
  Management Company
Tenure: June 10, 1995

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*


                                 Class A       Class B       Class C      Class Y
Inception Date                4/14/87      2/1/93          2/1/93      1/13/97

Average Annual Returns

6 months with sales charge    ( 1.35%)     ( 1.57%)          2.25%        N/A

6 months w/o sales charge       3.57%        3.21%           3.21%        3.88%

One year with sales charge     14.04%       13.85%          17.83%        N/A

One year w/o sales charge      19.73%       18.85%          18.83%       19.74%

3 years                        25.04%       25.40%          26.07%           -

5 years                        15.48%           -               -            -

10 years                       14.12%           -               -            -

Since Inception                12.45%       15.42%          15.55%       20.59%

Cumulative Total Return
  since inception             255.65%      104.89%         106.06%       21.77%

Maximum Sales Charge            4.75%        5.00%           1.00%        N/A
                             Front End         CDSC          CDSC

30-day SEC Yield                0.51%      ( 0.19%)        ( 0.19%)       0.78%

6 month income dividends
  per share                  $  0.11      $  0.05        $   0.05       $ 0.13

6 month capital gain
  distributions per share    $  1.52      $  1.52        $   1.52       $ 1.52


*Adjusted for maximum applicable sales charge
--------------------------------------------------------------------------------
                               LONG TERM GROWTH

[LINE GRAPH APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

                                       1/88    1/90     1/92     1/94     1/96       1/98
Class A Shares                         9525    12453    15765    19921    24189      37460
Standard & Poor's 500 Index            10000   10597    14086    17573    24455      39103
Consumer Price Index                   10000   11198    12139    12848    13569      14183


Comparison of change in value of a $10,000 investment in Evergreen Fund for Total Return Class A, the Standard & Poor's 500 Index and the Consumer Price Index.


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Standard & Poor's 500 Index is an unmanaged market index. This index does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is through January 31, 1998.

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE

[GRAPHIC OMITTED]



                      Morningstar's Style Box is based on a portfolio date as of 12/31/97.
                      The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.


                      Source: 1997 Morningstar, Inc.

                                   EVERGREEN
                             Fund for Total Return

                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform?


     We think the Fund performed respectably, although not as well as we would have liked. For the six months that ended on January 31, 1998, Class A Shares had a total return of 3.57%, unadjusted for any sales charge. During the same period, the Standard & Poor's 500 Index had a total return of 3.56%.
                           Portfolio Characteristics
                           as of 1/31/98 unless noted


       Total Net Assets                                           $168,873,822

       Number of Holdings                                                   98

       *Beta                                                              0.79

       *P/E Ratio                                                        19.6x

       * as of 12/31/97



--------------------------------------------------------------------------------
     How would you describe the investment environment during the six-month period, and how did this affect strategy?


     Overall, it was a generally favorable period, despite considerable short-term volatility and changing market leadership. The Fund, after two strong performance years, started 1997 perhaps a bit too cautiously. We had a relatively large cash weighting of 7-to-8%, and concentrations in defensive areas. We were concerned that the Federal Reserve Board might tighten money supply significantly by raising short-term rates to slow economic growth and head off inflation. Although the Fed did raise rates once in March, subsequent evidence of moderating economic growth and minimal inflation reassured the markets. The Fund was not positioned aggressively enough to take advantage of the stock market rally that started in early spring. We restructured the portfolio as we saw evidence of favorable economic conditions, and the Fund improved its relative performance during the summer. In August, however, small-cap stocks began to be in favor over the large-company stocks that are emphasized by the Fund. After the Asian financial crisis struck the markets in October, there was a return to quality and liquidity in the markets, and this tended to favor the large-company, blue-chip stocks held by the Fund. The Fund finished the period, in December and January, with relatively good performance. We think the Fund is very well positioned now.



--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION

(as a percentage of net assets)

[PIE CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

Common Stock                  90.6%
Convertible Preferred Stock    6.2%
Convertible Debentures         2.7%
Cash/Cash Equivalents          0.5%



--------------------------------------------------------------------------------
     What are the principal strategies of the Fund?


     We are emphasizing large- and mid-capitalization stocks, with a strong domestic orientation. We expect the portfolio to produce better income than the overall market, as measured by the S&P 500, and we seek solid returns with below average risk. We examine every stock in the portfolio, and we try to buy stocks of companies where the fundamental analysis gives us confidence they have the ability to improve their earnings.



--------------------------------------------------------------------------------
     What industries is the Fund emphasizing?


     Right now, the Fund's largest industry weighting is in the Healthcare industry, at 12.2% of net assets at the end of the fiscal period. Demographic changes favor this industry. The aging baby boomer population will use more of this industry's products. Drug companies also have strong product flows, and we have confidence in their future earnings' streams, regardless of the overall economic environment. American Home Products was the Fund's largest holding at the end of the period.

                                   EVERGREEN
                             Fund for Total Return

                          Portfolio Manager Interview

     Other major pharmaceutical holdings include Bristol Myers-Squibb, Merck & Co. and Johnson & Johnson.


     We also are emphasizing the banking and finance industry, at 15.3% of net assets. Finance stocks, particularly banking stocks, have been helped by declining interest rates and the growth of fee income. The consolidation trend has helped support banking stocks. We have reduced our holdings in BankAmerica stock, which has been a very strong performer for the Fund, and we have substantially increased our investment in Fleet Financial, a New England-based bank that we believe may be a potential acquisition candidate.

                                Top 10 Sectors


       Healthcare Products & Services                                    12.2%

       Finance & Insurance                                                9.4%

       Real Estate                                                        7.7%

       Banks                                                              5.9%

       Oil/Energy                                                         5.9%

       Electrical Equipment & Services                                    5.6%

       Utilities - Telephone                                              5.4%

       Retailing & Wholesale                                              5.1%

       Food & Beverage Products                                           4.9%

       Information Services & Technology                                  4.9%

--------------------------------------------------------------------------------
     You continue to emphasize Real Estate Investment Trusts (REITS), which is somewhat unusual for an equity fund. Why do you have this emphasis?


     At the close of the fiscal period, REITs were still prominent in the portfolio, at about 7.7% of net assets. Even though REITs are unlikely to match their stellar returns of the past two years, we believe they still can deliver better total return than the stocks of electric utilities, which they have essentially replaced in the portfolio. Real Estate investments in general are doing well, and REITs are attractive because of their growing dividends. In addition, they offer more defensive protection than most equity investments. Our REIT investments are well balanced and include office properties, apartments and hotels. The REIT investments account for most of the small-cap holdings in the portfolio.

                                Top 10 Holdings


       American Home Products Corp.                                       3.4%

       General Electric Co.                                               3.2%

       Bristol-Myers Squibb Co.                                           3.0%

       Merck & Co., Inc.                                                  2.8%

       Johnson & Johnson                                                  2.4%

       Fleet Financial Group, Inc.                                        2.1%

       AT&T Corp.                                                         1.9%

       Philip Morris Companies, Inc.                                      1.8%

       Tyco International Ltd.                                            1.8%

       International Business Machines Corp.                              1.8%

--------------------------------------------------------------------------------
     Have you made any significant changes
     in strategy during the six months?


     We have increased our emphasis on telecommunications and technology in general. A major addition to the Fund is AT&T Corp., which we added in the fall after it had been absent from the portfolio for about two years. This company has made a significant management change, installing a new chief executive and focusing more heavily on cost-containment. This stock has been a very good performer for the Fund since it was added to the portfolio.


     In technology, we recently added Compaq Computer to the portfolio. I believe this company's planned acquisition of Digital Equipment Co. will make it a very formidable competitor to companies such as IBM and Hewlett-Packard by giving it a very strong service component to supplement equipment sales. The Fund's other technology holdings include IBM, Microsoft and Intel.

                                   EVERGREEN
                             Fund for Total Return

                          Portfolio Manager Interview

--------------------------------------------------------------------------------
     What is your outlook?


     We think the stock market continues to offer reasonable opportunities, although we believe investors should moderate their return expectations. The stock market, after all, has just gone through three extraordinary years and a return to the normal, historic average of 10% annual returns would not be unexpected. Stock market valuations are high, although we do not believe they are excessive, and we think there is continued potential for positive returns, given a growing economy, declining interest rates, and low inflation.


     In that context, we will focus on better quality, largely domestic companies, that appear to have assured earnings streams and have been consistent performers over time. We intend to stay with companies that are leaders in their industries.

                                   EVERGREEN
                             Growth & Income Fund

                             Financial Highlights

                (For a share outstanding throughout each period)



                                                       Six Months Ended
                                                       January 31, 1998   Seven Months Ended      Year Ended December 31,
                                                          (Unaudited)       July 31, 1997#         1996             1995*
 CLASS A SHARES
Net asset value beginning of period                      $   27.26           $   22.53        $    18.63        $     14.48
                                                         ==========          =========        =============     ===========
Income from investment operations

Net investment income                                        0.07                0.08              0.12                0.13

Net realized and unrealized gain on investments              1.75                4.72              4.26                4.64
                                                         ----------          ---------        -------------     -----------

Total from investment operations                             1.82                4.80              4.38                4.77
                                                         ----------          ---------        -------------     -----------

Less distributions

From net investment income                                 (   0.05)           (   0.07)         (    0.13)       (    0.14)

In excess of net investment income                         (   0.01)                  0**                0                0

From net realized gain on investments                      (   1.01)                  0          (    0.35)       (    0.48)
                                                         ----------          ----------       -------------     -----------

Total distributions                                        (   1.07)           (   0.07)         (    0.48)       (    0.62)
                                                         ----------          ----------       -------------     -----------

Net asset value end of period                            $   28.01           $   27.26        $    22.53        $     18.63
                                                         ==========          ==========       =============     ===========

Total return +                                               6.68   %           21.33   %          23.50   %          33.00%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                              1.48   %++          1.47   %++         1.41   %           1.55%++

 Total expenses, excluding indirectly paid expenses          1.48   %++          1.47   %++        N/A              N/A

 Total expenses, excluding fee waivers and expense
  reimbursements                                            N/A                N/A                 N/A                 1.64%++

 Net investment income                                       0.53   %++          0.57   %++         0.70   %           0.99%++

Portfolio turnover rate                                          12%                  6%                14%              17%

Average commission rate paid per share                 $     0.0608        $     0.0603       $     0.0566          N/A

Net assets end of period (millions)                    $        223        $        166       $         85      $        19

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** Less than one cent per share.
# The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Growth & Income Fund

                              Financial Highlights

                (For a share outstanding throughout each period)


                                                       Six Months Ended
                                                       January 31, 1998   Seven Months Ended      Year Ended December 31,
                                                         (Unaudited)       July 31, 1997#             1996             1995*
 CLASS B SHARES
Net asset value beginning of period                      $   27.10           $   22.43         $    18.59       $     14.48
                                                         ===========         ==========        ===========      ===========

Income from investment operations

Net investment income (loss)                               (   0.02)           (   0.02)                 0**           0.05

Net realized and unrealized gain on investments              1.72                4.69               4.20               4.61
                                                         -----------         ----------        -----------      -----------

Total from investment operations                             1.70                4.67               4.20               4.66
                                                         -----------         ----------        -----------      -----------

Less distributions

From net investment income                                        0                   0          (    0.01)       (    0.07)

From net realized gain on investments                      (   1.01)                  0          (    0.35)       (    0.48)
                                                         -----------         ----------        -----------      -----------

Total distributions                                        (   1.01)                  0          (    0.36)       (    0.55)
                                                         -----------         ----------        -----------      -----------

Net asset value end of period                            $   27.79           $   27.10         $    22.43       $     18.59
                                                         ===========         ==========        ===========      ===========

Total return +                                               6.27   %           20.82   %          22.60   %          32.20%

Ratios/Supplemental Data
Ratios to average net assets:
 Total expenses                                              2.23   %++          2.25   %++         2.17   %           2.24%++

 Total expenses, excluding indirectly paid expenses          2.23   %++          2.25   %++        N/A              N/A

 Total expenses, excluding fee waivers & expense
  reimbursements                                            N/A                N/A                 N/A                 2.26%++

 Net investment income (loss)                            (   0.22   %)++     (   0.19   %)++   (    0.06   %)          0.30%++

Portfolio turnover rate                                          12%                  6%                14%              17%

Average commission rate paid per share                $      0.0608       $      0.0603      $      0.0566          N/A

Net assets end of period (millions)                   $         741       $         542      $         245      $        46


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** Less than one cent per share.
# The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Growth & Income Fund

                             Financial Highlights

                (For a share outstanding throughout each period)


                                                       Six Months Ended
                                                       January 31, 1998   Seven Months Ended      Year Ended December 31,
                                                         (Unaudited)       July 31, 1997#             1996             1995*
 CLASS C SHARES
Net asset value beginning of period                      $   27.10           $   22.43         $    18.58       $     14.48
                                                         ===========         ==========        ===========      ===========

Income from investment operations

Net investment income (loss)                               (   0.02)           (   0.02)                 0**           0.06

Net realized and unrealized gain on investments              1.72                4.69               4.21               4.60
                                                         -----------         ----------        -----------      -----------

Total from investment operations                             1.70                4.67               4.21               4.66
                                                         -----------         ----------        -----------      -----------

Less distributions

From net investment income                                        0                   0          (    0.01)       (    0.08)

From net realized gain on investments                      (   1.01)                  0          (    0.35)       (    0.48)
                                                         -----------         ----------        -----------      -----------

Total distributions                                        (   1.01)                  0          (    0.36)       (    0.56)
                                                         -----------         ----------        -----------      -----------

Net asset value end of period                            $   27.79           $   27.10         $    22.43       $     18.58
                                                         ===========         ==========        ===========      ===========

Total return +                                               6.27   %           20.82   %          22.60   %          32.20%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                              2.23   %++          2.25   %++         2.17   %           2.15%++

 Total expenses, excluding indirectly paid expenses          2.23   %++          2.25   %++        N/A              N/A

 Total expenses, excluding fee waivers & expense
  reimbursements                                            N/A                N/A                 N/A                 4.94%++

 Net investment income (loss)                            (   0.22   %)++     (   0.19   %)++   (    0.06   %)          0.35%++

Portfolio turnover rate                                          12%                  6%                14%              17%

Average commission rate paid per share                $      0.0608       $      0.0603      $      0.0566          N/A

Net assets end of period (millions)                   $          35       $          24      $          10      $        20


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** Less than one cent per share.
# The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Growth & Income Fund

                             Financial Highlights

                (For a share outstanding throughout each period)


                                                Six Months
                                                   Ended         Seven Months
                                             January 31, 1998       Ended
                                                (Unaudited)     July 31, 1997#
 CLASS Y SHARES
Net asset value beginning of period            $   27.29         $  22.55
                                               =========         =========

Income from investment operations

Net investment income                              0.11             0.11

Net realized and unrealized gain on
 investments                                       1.75             4.73
                                               ---------         ---------

Total from investment operations                   1.86             4.84
                                               ---------         ---------

Less distributions

From net investment income                       (   0.08)         (  0.10)

In excess of net investment income               (   0.01)               0**

From net realized gain on investments            (   1.01)               0
                                               ----------        ---------

Total distributions                              (   1.10)         (  0.10)
                                               ----------        ---------

Net asset value end of period                  $   28.05         $  27.29
                                               ==========        =========

Total return                                       6.82   %        21.52   %

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                    1.23   %+        1.21   %+

 Total expenses, excluding indirectly paid
  expenses                                         1.23   %+        1.21   %+

 Net investment income                             0.79   %+        0.82   %+

Portfolio turnover rate                                12%               6%

Average commission rate paid per share       $     0.0608      $    0.0603

Net assets end of period (millions)          $        708      $       616




                                                             Year Ended December 31,
                                                  1996           1995          1994          1993
 CLASS Y SHARES
Net asset value beginning of period          $   18.64       $   14.52     $   15.41     $   14.18
                                             ============    =========     =========     =========

Income from investment operations

Net investment income                            0.18             0.18          0.14          0.14

Net realized and unrealized gain on
 investments                                     4.25             4.59          0.12          1.91
                                             ------------    ---------     ---------     ---------

Total from investment operations                 4.43             4.77          0.26          2.05
                                             ------------    ---------     ---------     ---------

Less distributions

From net investment income                      (   0.17)      (   0.17)     (   0.14)     (   0.14)

In excess of net investment income                     0              0             0             0

From net realized gain on investments           (   0.35)      (   0.48)     (   1.01)     (   0.68)
                                             ------------    ----------    ----------    ----------

Total distributions                             (   0.52)      (   0.65)     (   1.15)     (   0.82)
                                             ------------    ----------    ----------    ----------

Net asset value end of period                $   22.55       $   18.64     $   14.52     $   15.41
                                             ============    ==========    ==========    ==========

Total return                                     23.80   %        32.90%         1.70%        14.40%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                   1.16   %         1.27%         1.33%         1.26%

 Total expenses, excluding indirectly paid
  expenses                                        1.16   %       N/A           N/A           N/A

 Net investment income                            0.93   %         1.11%         0.96%         0.99%

Portfolio turnover rate                               14%            17%           29%           28%

Average commission rate paid per share       $    0.0566         N/A           N/A           N/A

Net assets end of period (millions)          $       442     $      141    $       73    $       77


                                                                               Year Ended December 31,
                                                              1992          1991          1990          1989         1988
 CLASS Y SHARES
Net asset value beginning of period                       $   12.99     $   10.72      $   12.03    $   10.62     $   9.38
                                                          =========     =========      =========    =========     ========

Income from investment operations

Net investment income                                          0.15          0.19           0.30         0.52          0.19*

Net realized and unrealized gain (loss) on investments         1.65          2.58       (   0.84)        2.17         2.10
                                                          ---------     ---------      ---------    ---------     ---------

Total from investment operations                               1.80          2.77       (   0.54)        2.69         2.29
                                                          ---------     ---------      ---------    ---------     ---------

Less distributions

From net investment income                                  (   0.15)     (   0.19)     (   0.30)     (   0.52)     (  0.19)

In excess of net investment income                                 0             0             0             0            0

From net realized gain on investments                       (   0.46)     (   0.31)     (   0.47)     (   0.76)     (  0.86)
                                                          ----------    ----------     ---------    ----------    ---------

Total distributions                                         (   0.61)     (   0.50)     (   0.77)     (   1.28)     (  1.05)
                                                          ----------    ----------     ---------    ----------    ---------

Net asset value end of period                             $   14.18     $   12.99      $   10.72    $   12.03     $  10.62
                                                          ==========    ==========     =========    ==========    =========

Total return                                                   13.80%        25.80%     (   4.50%)       25.40%       24.60%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                 1.33%         1.41%         1.50%         1.54%        1.56%

 Total expenses, excluding indirectly paid expenses           N/A           N/A          N/A            N/A          N/A

 Net investment income                                          1.18%         1.55%         2.62%         4.13%        1.70%

Portfolio turnover rate                                           30%           23%           41%           53%          41%

Average commission rate paid per share                        N/A           N/A          N/A            N/A          N/A

Net assets end of period (millions)                       $       64    $       48     $      36    $       32    $      24


+  Annualized.
** Less than one cent per share.
* Net investment income based on average shares outstanding during the period. # The Fund changed its fiscal year end from December 31 to July 31, effective
   July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Income & Growth Fund

                             Financial Highlights

                (For a share outstanding throughout each period)



                                          Six Months
                                             Ended          Six Months
                                       January 31, 1998       Ended                   Year Ended January 31,
                                          (Unaudited)     July 31, 1997#       1997            1996            1995*
 CLASS A SHARES
Net asset value beginning of period      $    23.94        $   21.79      $   20.15        $   17.28       $    17.09
                                         ==========        ===========    ============     =========       ==========

Income from investment operations

Net investment income                          0.49            0.52           1.02              1.01             0.02

Net realized and unrealized gain on
 investments                                   1.33            2.15           1.67              2.94             0.17
                                         ----------        -----------    ------------     ---------       ----------

Total from investment operations               1.82            2.67           2.69              3.95             0.19
                                         ----------        -----------    ------------     ---------       ----------

Less distributions

From net investment income                 (   0.51)         (   0.52)       (   1.05)       (   1.08)              0

From net realized gain on investments      (   1.59)                0               0               0               0
                                         ----------        -----------    ------------     ----------      ----------

Total distributions                        (   2.10)         (   0.52)       (   1.05)       (   1.08)              0
                                         ----------        -----------    ------------     ----------      ----------

Net asset value end of period            $    23.66        $   23.94      $   21.79        $   20.15       $    17.28
                                         ==========        ===========    ============     ==========      ==========

Total return +                                 7.81%          12.45   %       13.80   %         23.40%           1.10%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                1.53%++         1.45   %++      1.44   %          1.36%           1.45%++

 Total expenses, excluding indirectly paid
  expenses                                     1.52%++         1.45   %++     N/A              N/A            N/A

 Total expenses, excluding fee waivers
  and expense reimbursements                N/A              N/A              N/A                2.50%        N/A

 Interest expense                           N/A              N/A               0.03   %        N/A            N/A

 Net investment income                         3.97%++         4.69   %++      4.93   %          5.39%           4.09%++

Portfolio turnover rate                          60%               72%            168%            138%            151%

Average commission rate paid per share   $    0.0498     $     0.0487     $    0.0491          N/A            N/A

Net assets end of period (thousands)     $   13,570      $     11,955     $     9,678      $    4,412      $      119


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to January 31, 1995.
# The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Income & Growth Fund

                             Financial Highlights

                (For a share outstanding throughout each period)


                                               Six Months
                                                  Ended          Six Months
                                            January 31, 1998       Ended                   Year Ended January 31,
                                               (Unaudited)     July 31, 1997#       1997            1996            1995*
 CLASS B SHARES
Net asset value beginning of period           $    23.81        $   21.69      $   20.08        $   17.28       $    17.09
                                              ==========        ===========    ============     =========       ==========

Income from investment operations

Net investment income                               0.40              0.43*  *     0.89              0.91             0.02

Net realized and unrealized gain on
 investments                                        1.32            2.15           1.64              2.87             0.17
                                              ----------        -----------    ------------     ---------       ----------

Total from investment operations                    1.72            2.58           2.53              3.78             0.19
                                              ----------        -----------    ------------     ---------       ----------

Less distributions

From net investment income                      (   0.44)         (   0.46)       (   0.92)       (   0.98)              0

From net realized gain on investments           (   1.59)                0               0               0               0
                                              ----------        -----------    ------------     ----------      ----------

Total distributions                             (   2.03)         (   0.46)       (   0.92)       (   0.98)              0
                                              ----------        -----------    ------------     ----------      ----------

Net asset value end of period                 $    23.50        $   23.81      $   21.69        $   20.08       $    17.28
                                              ==========        ===========    ============     ==========      ==========

Total return +                                      7.36%          12.06   %       13.00   %         22.40%           1.10%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                     2.28%++         2.20   %++      2.19   %          2.11%           2.23%++

 Total expenses, excluding indirectly paid
  expenses                                          2.27%++         2.20   %++     N/A              N/A            N/A

 Total expenses, excluding fee waivers
  and expense reimbursements                     N/A              N/A              N/A                2.25%        N/A

 Interest expense                                N/A              N/A               0.03   %        N/A            N/A

 Net investment income                              3.22%++         3.94   %++      4.17   %          4.69%           3.23%++

Portfolio turnover rate                               60%               72%            168%            138%            151%

Average commission rate paid per share        $    0.0498     $     0.0487     $    0.0491          N/A            N/A

Net assets end of period (thousands)          $   51,247      $     43,977     $    35,323      $   14,750      $      599


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to January 31, 1995.
** Net investment income is based on average shares outstanding during the period.
# The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Income & Growth Fund

                             Financial Highlights

                (For a share outstanding throughout each period)

                                       .

                                               Six Months
                                                  Ended          Six Months
                                            January 31, 1998       Ended                   Year Ended January 31,
                                               (Unaudited)     July 31, 1997#       1997            1996            1995*
 CLASS C SHARES
Net asset value beginning of period           $    23.81        $   21.69      $   20.08        $   17.27       $    17.09
                                              ==========        ===========    ============     =========       ==========

Income from investment operations

Net investment income                               0.40              0.44*  *     0.87              0.90             0.01

Net realized and unrealized gain on
 investments                                        1.32            2.14           1.66              2.89             0.17
                                              ----------        -----------    ------------     ---------       ----------

Total from investment operations                    1.72            2.58           2.53              3.79             0.18
                                              ----------        -----------    ------------     ---------       ----------

Less distributions

From net investment income                      (   0.44)         (   0.46)       (   0.92)       (   0.98)              0

From net realized gain on investments           (   1.59)                0               0               0               0
                                              ----------        -----------    ------------     ----------      ----------

Total distributions                             (   2.03)         (   0.46)       (   0.92)       (   0.98)              0
                                              ----------        -----------    ------------     ----------      ----------

Net asset value end of period                 $    23.50        $   23.81      $   21.69        $   20.08       $    17.27
                                              ==========        ===========    ============     ==========      ==========

Total return +                                      7.41%          12.06   %       12.90   %         22.40%           1.10%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                     2.28%++         2.20   %++      2.19   %          2.11%           2.22%++

 Total expenses, excluding indirectly paid
  expenses                                          2.27%++         2.20   %++     N/A              N/A            N/A

 Total expenses, excluding fee waivers
  and expense reimbursements                     N/A              N/A              N/A               13.03%        N/A

 Interest expense                                N/A              N/A               0.03   %        N/A            N/A

 Net investment income                              3.23%++         4.06   %++      4.15   %          4.67%           2.68%++

Portfolio turnover rate                               60%               72%            168%            138%            151%

Average commission rate paid per share        $    0.0498     $     0.0487     $    0.0491          N/A            N/A

Net assets end of period (thousands)          $    1,033      $        950     $       982      $      523      $       24


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to January 31, 1995.
** Net investment income is based on average shares outstanding during the period.
# The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Income & Growth Fund

                             Financial Highlights

                (For a share outstanding throughout each period)


                                               Six Months
                                                  Ended          Six Months
                                            January 31, 1998       Ended                  Year Ended January 31,
                                               (Unaudited)     July 31, 1997#       1997            1996          1995##
 CLASS Y SHARES
Net asset value beginning of period            $   23.98        $   21.81      $   20.16        $   17.28       $   18.29
                                               =========        ==========     ============     =========       =========

Income from investment operations

Net investment income                               0.51            0.55           1.08              1.10            0.87

Net realized and unrealized gain (loss) on
 investments                                        1.33            2.16           1.66              2.87        (   0.55)
                                               ---------        ----------     ------------     ---------       ---------

Total from investment operations                    1.84            2.71           2.74              3.97            0.32
                                               ---------        ----------     ------------     ---------       ---------

Less distributions

From net investment income                      (   0.54)         (   0.54)       (   1.09)       (   1.09)      (   1.08)

From net realized gain on investments           (   1.59)                0               0               0       (   0.25)
                                               ---------        ----------     ------------     ----------      ---------

Total distributions                             (   2.13)         (   0.54)       (   1.09)       (   1.09)      (   1.33)
                                               ---------        ----------     ------------     ----------      ---------

Net asset value end of period                  $   23.69        $   23.98      $   21.81        $   20.16       $   17.28
                                               =========        ==========     ============     ==========      =========

Total return                                        7.93%          12.65   %       14.10   %         23.50%          1.90%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                     1.28%+          1.20   %+       1.18   %          1.19%          1.24%+

 Total expenses, excluding indirectly paid
  expenses                                          1.27%+          1.20   %+      N/A              N/A            N/A

 Interest expense                                 N/A              N/A              0.03   %        N/A            N/A

 Net investment income                              4.24%+          4.97   %+       5.14   %          5.70%          5.70%+

Portfolio turnover rate                               60%               72%            168%            138%           151%

Average commission rate paid per share        $    0.0498     $     0.0487     $    0.0491          N/A            N/A

Net assets end of period (millions)           $      922      $        900     $       858      $      914      $     942



                                                                           Year Ended March 31,
                                                 1994          1993          1992          1991          1990          1989
 CLASS Y SHARES
Net asset value beginning of period           $   20.90    $   18.82     $   18.12     $   18.26     $   17.92     $   17.11
                                              =========    =========     =========     =========     =========     =========

Income from investment operations

Net investment income                              1.08         1.11          1.08          1.02          1.07          1.12

Net realized and unrealized gain (loss) on
 investments                                   (   1.41)        2.51          0.70       (   0.08)        0.36          0.79
                                              ---------    ---------     ---------     ----------    ---------     ---------

Total from investment operations               (   0.33)        3.62          1.78          0.94          1.43          1.91
                                              ---------    ---------     ---------     ----------    ---------     ---------

Less distributions

From net investment income                     (   1.08)     (   1.08)     (   1.08)     (   1.08)     (   1.09)     (   1.08)

From net realized gain on investments          (   1.20)     (   0.46)            0             0             0      (   0.02)
                                              ---------    ----------    ----------    ----------    ----------    ----------

Total distributions                            (   2.28)     (   1.54)     (   1.08)     (   1.08)     (   1.09)     (   1.10)
                                              ---------    ----------    ----------    ----------    ----------    ----------

Net asset value end of period                 $   18.29    $   20.90     $   18.82     $   18.12     $   18.26     $   17.92
                                              =========    ==========    ==========    ==========    ==========    ==========

Total return                                   (   2.10%)       20.20%        10.20%         5.80%         7.90%         1.30%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                    1.18%         1.18%         1.21%         1.23%         1.18%         1.02%

 Total expenses, excluding indirectly paid
  expenses                                      N/A            N/A           N/A           N/A           N/A           N/A

 Interest expense                               N/A            N/A           N/A           N/A           N/A           N/A

 Net investment income                             5.29%         5.65%         5.73%         5.90%         5.64%         6.36%

Portfolio turnover rate                             106%          164%          137%          137%           89%           86%

Average commission rate paid per share          N/A            N/A           N/A           N/A           N/A           N/A

Net assets end of period (millions)           $   1,065    $    1,142    $    1,032    $    1,151    $    1,292    $    1,312


+  Annualized.
# The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
## The Fund changed its fiscal year end from March 31 to January 31, effective
   January 31, 1995.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Small Cap Equity Income Fund

                              Financial Highlights

                (For a share outstanding throughout each period)



                                                          Six Months
                                                             Ended         Seven Months
                                                       January 31, 1998       Ended           Year Ended December 31,
                                                          (Unaudited)     July 31, 1997#       1996             1995*
 CLASS A SHARES
Net asset value beginning of period                      $   15.69         $   13.10      $    11.57        $     9.64
                                                         ==========        ===========    =============     ==========

Income from investment operations

Net investment income                                        0.13                0.14*  *      0.34               0.34

Net realized and unrealized gain on investments              0.91              2.59            2.13               2.45
                                                         ----------        -----------    -------------     ----------

Total from investment operations                             1.04              2.73            2.47               2.79
                                                         ----------        -----------    -------------     ----------

Less distributions

From net investment income                                 (   0.13)         (   0.13)       (    0.34)       (   0.37)

From net realized gain on investments                      (   0.19)         (   0.01)       (    0.60)       (   0.49)
                                                         ----------        -----------    -------------     ----------

Total distributions                                        (   0.32)         (   0.14)       (    0.94)       (   0.86)
                                                         ----------        -----------    -------------     ----------

Net asset value end of period                            $   16.41         $   15.69      $    13.10        $    11.57
                                                         ==========        ===========    =============     ==========

Total return +                                               6.63   %         20.99   %        22.00   %         29.50%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                              1.61   %++        1.71   %++       1.75   %          1.75%++

 Total expenses, excluding indirectly paid expenses          1.60   %++        1.70   %++      N/A             N/A

 Total expenses, excluding fee waivers and expense
  reimbursements                                            N/A                1.91   %++       5.03   %         24.45%++

 Net investment income                                       1.88   %++        1.88   %++       3.08   %          3.39%++

Portfolio turnover rate                                           9%               13%              50%             48%

Average commission rate paid per share                 $     0.0568      $     0.0665     $     0.0635         N/A

Net assets end of period (thousands)                   $     31,546      $      4,239     $        336      $      216


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** Net investment income is based on average shares outstanding during the period.
# The Fund changed its fiscal year ended from December 31 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Small Cap Equity Income Fund

                              Financial Highlights

                (For a share outstanding throughout each period)


                                                          Six Months
                                                             Ended         Seven Months
                                                       January 31, 1998       Ended           Year Ended December 31,
                                                          (Unaudited)     July 31, 1997#       1996             1995*
 CLASS B SHARES
Net asset value beginning of period                      $   15.64         $   13.09      $    11.57        $     9.64
                                                         ==========        ===========    =============     ==========

Income from investment operations

Net investment income                                        0.09                0.08*  *      0.27               0.28

Net realized and unrealized gain on investments              0.89              2.57            2.11               2.43
                                                         ----------        -----------    -------------     ----------

Total from investment operations                             0.98              2.65            2.38               2.71
                                                         ----------        -----------    -------------     ----------

Less distributions

From net investment income                                 (   0.10)         (   0.09)       (    0.26)       (   0.29)

From net realized gain on investments                      (   0.19)         (   0.01)       (    0.60)       (   0.49)
                                                         ----------        -----------    -------------     ----------

Total distributions                                        (   0.29)         (   0.10)       (    0.86)       (   0.78)
                                                         ----------        -----------    -------------     ----------

Net asset value end of period                            $   16.33         $   15.64      $    13.09        $    11.57
                                                         ==========        ===========    =============     ==========

Total return +                                               6.23   %         20.37   %        21.10   %         28.70%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                              2.35   %++        2.46   %++       2.50   %          2.50%++

 Total expenses, excluding indirectly paid expenses          2.34   %++        2.45   %++      N/A             N/A

 Total expenses, excluding fee waivers and
  expense reimbursements                                    N/A                2.66   %++       5.72   %         20.90%++

 Net investment income                                       1.13   %++        1.12   %++       2.39   %          2.67%++

Portfolio turnover rate                                           9%               13%              50%             48%

Average commission rate paid per share                 $     0.0568      $     0.0665     $     0.0635         N/A

Net assets end of period (thousands)                   $     72,102      $      9,462     $        692      $      266


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** Net investment income is based on average shares outstanding during the period.
# The Fund changed its fiscal year ended from December 31 to July 31, effective July 31, 1997.

                                                          Six Months
                                                             Ended         Seven Months
                                                       January 31, 1998       Ended           Year Ended December 31,
                                                          (Unaudited)     July 31, 1997#       1996             1995*
 CLASS C SHARES
Net asset value beginning of period                      $   15.63         $   13.09      $    11.56        $     9.74
                                                         ==========        ===========    =============     ==========

Income from investment operations

Net investment income                                        0.09                0.10*  *      0.28               0.28

Net realized and unrealized gain on investments              0.89              2.54            2.10               2.33
                                                         ----------        -----------    -------------     ----------

Total from investment operations                             0.98              2.64            2.38               2.61
                                                         ----------        -----------    -------------     ----------

Less distributions

From net investment income                                 (   0.10)         (   0.09)       (    0.25)       (   0.30)

From net realized gain on investments                      (   0.19)         (   0.01)       (    0.60)       (   0.49)
                                                         ----------        -----------    -------------     ----------

Total distributions                                        (   0.29)         (   0.10)       (    0.85)       (   0.79)
                                                         ----------        -----------    -------------     ----------

Net asset value end of period                            $   16.32         $   15.63      $    13.09        $    11.56
                                                         ==========        ===========    =============     ==========

Total return +                                               6.23   %         20.30   %        21.10   %         27.30%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                              2.35   %++        2.45   %++       2.50   %          2.50%++

 Total expenses, excluding indirectly paid expenses          2.34   %++        2.44   %++      N/A             N/A

 Total expenses, excluding fee waivers and expense
  reimbursements                                            N/A                2.58   %++       5.77   %        187.29%++

 Net investment income                                       1.14   %++        1.20   %++       2.33   %          2.63%++

Portfolio turnover rate                                           9%               13%              50%             48%

Average commission rate paid per share                 $     0.0568      $     0.0665     $     0.0635         N/A

Net assets end of period (thousands)                   $     13,807      $      2,770     $         56      $       24


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 24, 1995 (commencement of class operations) to December 31, 1995.
** Net investment income is based on average shares outstanding during the period.
# The Fund changed its fiscal year ended from December 31 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Small Cap Equity Income Fund

                              Financial Highlights

                (For a share outstanding throughout each period)


                                               Six Months
                                                  Ended         Seven Months
                                            January 31, 1998       Ended
                                               (Unaudited)     July 31, 1997#
 CLASS Y SHARES
Net asset value beginning of period            $    15.71       $   13.12
                                               ==========       ==========

Income from investment operations

Net investment income                                0.16             0.19*  *

Net realized and unrealized gain (loss) on
 investments                                         0.91           2.56
                                               ----------       ----------

Total from investment operations                     1.07           2.75
                                               ----------       ----------

Less distributions

From net investment income                       (   0.17)        (   0.15)

From net realized gain on investments            (   0.19)        (   0.01)
                                               ----------       ----------

Total distributions                              (   0.36)        (   0.16)
                                               ----------       ----------

Net asset value end of period                  $    16.42       $   15.71
                                               ==========       ==========

Total return                                         6.77%         21.09   %

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                      1.33%+         1.39   %+

 Total expenses, excluding indirectly paid
  expenses                                           1.32%+         1.38   %+

 Total expenses, excluding fee waivers and
  expense reimbursements                          N/A               1.59   %+

 Net investment income                               2.17%+         2.39   %+

Portfolio turnover rate                                 9%              13%

Average commission rate paid per share         $    0.0568     $    0.0665

Net assets end of period (thousands)           $   82,373      $    42,374




                                                           Year ended December 31,
                                                 1996          1995          1994         1993*
 CLASS Y SHARES
Net asset value beginning of period         $   11.58       $   9.70     $    10.15    $    10.00
                                            ============    ========     ==========    ==========

Income from investment operations

Net investment income                           0.38            0.38           0.34          0.10

Net realized and unrealized gain (loss) on
 investments                                    2.13            2.38       (   0.41)         0.15
                                            ------------    --------     ----------    ----------

Total from investment operations                2.51            2.76       (   0.07)         0.25
                                            ------------    --------     ----------    ----------

Less distributions

From net investment income                     (   0.37)      (  0.38)     (   0.33)     (   0.10)

From net realized gain on investments          (   0.60)      (  0.50)     (   0.05)            0
                                            ------------    ---------    ----------    ----------

Total distributions                            (   0.97)      (  0.88)     (   0.38)     (   0.10)
                                            ------------    ---------    ----------    ----------

Net asset value end of period               $   13.12       $  11.58     $     9.70    $    10.15
                                            ============    =========    ==========    ==========

Total return                                    22.40   %       29.10%     (   0.70%)        2.50%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                  1.50   %        1.50%         1.48%         0.00%+

 Total expenses, excluding indirectly paid
  expenses                                      N/A            N/A          N/A           N/A

 Total expenses, excluding fee waivers and
  expense reimbursements                         4.75   %        4.34%         4.68%         4.39%+

 Net investment income                           3.36   %        3.56%         3.72%         4.07%+

Portfolio turnover rate                              50%           48%            9%           15%

Average commission rate paid per share      $    0.0635        N/A          N/A           N/A

Net assets end of period (thousands)        $     8,592     $   4,806    $    3,613    $    2,236


+  Annualized.
* For the period from October 1, 1993 (commencement of class operations) to December 31, 1995.
** Net investment income is based on average shares outstanding during the period.
# The Fund changed its fiscal year ended from December 31 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Utility Fund

                              Financial Highlights

                (For a share outstanding throughout each period)



                                           Six Months
                                              Ended          Seven Months
                                        January 31, 1998        Ended                    Year Ended December 31,
                                           (Unaudited)      July 31, 1997#         1996            1995            1994*
 CLASS A SHARES
Net asset value beginning of period       $    11.45         $   10.57        $   10.80         $   9.00       $    10.00
                                          ==========         ===========      ============      ========       ==========

Income from investment operations

Net investment income                           0.22             0.25             0.41             0.44              0.45

Net realized and unrealized gain (loss) on i    1.36             0.87             0.05             2.25          (   1.01)
                                          ----------         -----------      ------------      --------       ----------

Total from investment operations                1.58             1.12             0.46             2.69          (   0.56)
                                          ----------         -----------      ------------      --------       ----------

Less distributions

From net investment income                  (   0.23)          (   0.24)         (   0.41)       (  0.44)        (   0.44)

From net realized gain on investments       (   1.12)                 0          (   0.28)       (  0.45)               0
                                          ----------         -----------      ------------      --------       ----------

Total distributions                         (   1.35)          (   0.24)         (   0.69)       (  0.89)        (   0.44)
                                          ----------         -----------      ------------      --------       ----------

Net asset value end of period             $    11.68         $   11.45        $   10.57         $  10.80       $     9.00
                                          ==========         ===========      ============      ========       ==========

Total return +                                 14.42%           10.72   %          4.40   %        30.70%        (   5.60%)

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                 0.98%++          1.00   %++        0.87   %         0.79%            0.53%++

 Total expenses, excluding indirectly paid e    0.98%++          0.99   %++       N/A              N/A            N/A

 Total expenses, excluding fee waivers and expense
  reimbursements                                1.17%++          1.19   %++        1.15   %         1.18%            1.43%++

 Net investment income                          3.68%++          3.85   %++        3.87   %         4.51%            5.07%++

Portfolio turnover rate                           30%                50%               59%            88%              23%

Average commission rate paid per share    $    0.0600      $     0.0593       $    0.0605          N/A            N/A

Net assets end of period (thousands)      $   99,936       $     91,638       $    96,243       $107,872       $    4,190


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 4, 1994 (commencement of class operations) to December 31, 1994.
# The Fund changed its fiscal year ended from December 31 to July 31, effective July 31, 1997.



                                           Six Months
                                              Ended          Seven Months
                                        January 31, 1998        Ended                    Year Ended December 31,
                                           (Unaudited)      July 31, 1997#         1996            1995            1994*
 CLASS B SHARES
Net asset value beginning of period       $    11.46         $   10.58        $   10.81         $   9.00       $    10.00
                                          ==========         ===========      ============      ========       ==========

Income from investment operations

Net investment income                           0.17             0.20             0.33              0.37             0.39

Net realized and unrealized gain (loss) on i    1.35             0.87             0.05              2.26         (   1.01)
                                          ----------         -----------      ------------      --------       ----------

Total from investment operations                1.52             1.07             0.38              2.63         (   0.62)
                                          ----------         -----------      ------------      --------       ----------

Less distributions

From net investment income                  (   0.18)          (   0.19)         (   0.33)        (  0.37)       (   0.38)

From net realized gain on investments       (   1.12)                 0          (   0.28)        (  0.45)              0
                                          ----------         -----------      ------------      ---------      ----------

Total distributions                         (   1.30)          (   0.19)         (   0.61)        (  0.82)       (   0.38)
                                          ----------         -----------      ------------      ---------      ----------

Net asset value end of period             $    11.68         $   11.46        $   10.58         $  10.81       $     9.00
                                          ==========         ===========      ============      =========      ==========

Total return +                                 13.88%           10.21   %          3.60   %         29.90%       (   6.20%)

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                 1.73%++          1.75   %++        1.62   %          1.53%           1.27%++

 Total expenses, excluding indirectly paid e    1.73%++          1.74   %++       N/A              N/A            N/A

 Total expenses, excluding fee waivers and expense
  reimbursements                                1.92%++          1.94   %++        1.89   %          1.93%           2.11%++

 Net investment income                          2.93%++          3.10   %++        3.12   %          3.78%           4.19%++

Portfolio turnover rate                           30%                50%               59%             88%             23%

Average commission rate paid per share    $    0.0600      $     0.0593       $    0.0605          N/A            N/A

Net assets end of period (thousands)      $   41,293       $     36,738       $    38,511       $  35,662      $   28,792


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 4, 1994 (commencement of class operations) to December 31, 1994.
# The Fund changed its fiscal year ended from December 31 to July 31, effective July 31, 1997.



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Utility Fund

                              Financial Highlights

                (For a share outstanding throughout each period)


                                                           Six Months
                                                              Ended         Seven Months
                                                        January 31, 1998       Ended
                                                           (Unaudited)     July 31, 1997#
 CLASS C SHARES
Net asset value beginning of period                       $     11.46       $   10.58
                                                          ===========       ===========

Income from investment operations

Net investment income                                            0.17           0.20

Net realized and unrealized gain (loss) on investments           1.35           0.87
                                                          -----------       -----------

Total from investment operations                                 1.52           1.07
                                                          -----------       -----------

Less distributions

From net investment income                                   (   0.18)        (   0.19)

From net realized gain on investments                        (   1.12)               0
                                                          -----------       -----------

Total distributions                                          (   1.30)        (   0.19)
                                                          -----------       -----------

Net asset value end of period                             $     11.68       $   11.46
                                                          ===========       ===========

Total return +                                                  13.88%         10.21   %

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                  1.73%++        1.75   %++

 Total expenses, excluding indirectly paid expenses              1.73%++        1.74   %++

 Total expenses, excluding fee waivers and expense
  reimbursements                                                 1.92%++        1.94   %++

 Net investment income                                           2.93%++        3.10   %++

Portfolio turnover rate                                            30%              50%

Average commission rate paid per share                    $    0.0600     $     0.0593

Net assets end of period (thousands)                      $       405     $        379




                                                                  Year Ended December 31,
                                                             1996           1995          1994*
 CLASS C SHARES
Net asset value beginning of period                     $   10.82        $   9.01      $     9.33
                                                        ============     ========      ==========

Income from investment operations

Net investment income                                       0.33             0.37            0.12

Net realized and unrealized gain (loss) on investments      0.04             2.26         (  0.33)
                                                        ------------     --------      ----------

Total from investment operations                            0.37             2.63         (  0.21)
                                                        ------------     --------      ----------

Less distributions

From net investment income                                 (   0.33)       (  0.37)       (  0.11)

From net realized gain on investments                      (   0.28)       (  0.45)             0
                                                        ------------     ---------     ----------

Total distributions                                        (   0.61)       (  0.82)       (  0.11)
                                                        ------------     ---------     ----------

Net asset value end of period                           $   10.58        $  10.82      $     9.01
                                                        ============     =========     ==========

Total return +                                               3.50   %        29.80%       (  2.20%)

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                              1.63   %         1.54%          1.94%++

 Total expenses, excluding indirectly paid expenses         N/A             N/A           N/A

 Total expenses, excluding fee waivers and expense
  reimbursements                                             1.90   %         1.93%          2.78%++

 Net investment income                                       3.13   %         3.76%          3.96%++

Portfolio turnover rate                                          59%            88%            23%

Average commission rate paid per share                  $    0.0605         N/A           N/A

Net assets end of period (thousands)                    $       396      $     246     $      128


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from September 2, 1994 (commencement of class operations) to December 31, 1994.
# The Fund changed its fiscal year ended from December 31 to July 31, effective July 31, 1997.

                                                             Six Months
                                                                Ended         Seven Months
                                                          January 31, 1998       Ended
                                                             (Unaudited)     July 31, 1997#
 CLASS Y SHARES
Net asset value beginning of period                         $   11.46         $   10.58
                                                            =========         ==========

Income from investment operations

Net investment income                                           0.23              0.25

Net realized and unrealized gain (loss) on investments          1.35              0.88
                                                            ---------         ----------

Total from investment operations                                1.58              1.13
                                                            ---------         ----------

Less distributions

From net investment income                                    (   0.24)         (   0.25)

In excess of net investment income                                   0                 0

From net realized gain on investments                         (   1.12)                0
                                                            ----------        ----------

Total distributions                                           (   1.36)         (   0.25)
                                                            ----------        ----------

Net asset value end of period                               $   11.68         $   11.46
                                                            ==========        ==========

Total return                                                   14.46   %         10.85   %

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                 0.73   %+         0.73   %+

 Total expenses, excluding indirectly paid expenses             0.73   %+         0.72   %+

 Total expenses, excluding fee waivers and expense
  reimbursements                                                0.92   %+         0.94   %+

 Net investment income                                          3.93   %+         4.06   %+

Portfolio turnover rate                                             30%               50%

Average commission rate paid per share                    $     0.0600      $     0.0593

Net assets end of period (thousands)                      $      1,809      $      1,627




                                                                  Year Ended December 31,
                                                               1996          1995         1994*
 CLASS Y SHARES
Net asset value beginning of period                       $   10.82       $   9.00     $    9.51
                                                          ============    ========     =========

Income from investment operations

Net investment income                                         0.44            0.47          0.37

Net realized and unrealized gain (loss) on investments        0.03            2.27       (  0.50)
                                                          ------------    --------     ---------

Total from investment operations                              0.47            2.74       (  0.13)
                                                          ------------    --------     ---------

Less distributions

From net investment income                                   (   0.43)      (  0.47)     (  0.37)

In excess of net investment income                                  0             0      (  0.01)

From net realized gain on investments                        (   0.28)      (  0.45)           0
                                                          ------------    ---------    ---------

Total distributions                                          (   0.71)      (  0.92)     (  0.38)
                                                          ------------    ---------    ---------

Net asset value end of period                             $   10.58       $  10.82     $    9.00
                                                          ============    =========    =========

Total return                                                   4.50   %       31.30%     (  1.60%)

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                0.61   %        0.54%        0.40%+

 Total expenses, excluding indirectly paid expenses           N/A            N/A          N/A

 Total expenses, excluding fee waivers and expense
  reimbursements                                               0.89   %        0.93%        1.24%+

 Net investment income                                         4.01   %        4.76%        4.93%+

Portfolio turnover rate                                            59%           88%          23%

Average commission rate paid per share                    $    0.0605        N/A          N/A

Net assets end of period (thousands)                      $     2,000     $   7,791    $   5,201


+  Annualized.
* For the period from February 28, 1994 (commencement of class operations) to December 31, 1994.
# The Fund changed its fiscal year ended from December 31 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   Value Fund

                              Financial Highlights

                (For a share outstanding throughout each period)



                                                    Six Months
                                                       Ended         Seven Months
                                                 January 31, 1998        Ended                Year Ended December 31,
                                                    (Unaudited)     July 31, 1997 #       1996           1995          1994
 CLASS A SHARES
Net asset value beginning of period                $   24.64         $   20.57       $   20.45       $   16.62     $   17.63
                                                   ==========        ===========     ============    =========     =========

Income from investment operations

Net investment income                                  0.16              0.21            0.38             0.55          0.52

Net realized and unrealized gain (loss) on
 investments                                           0.47              4.05            3.49             4.69       (   0.20)
                                                   ----------        -----------     ------------    ---------     ----------

Total from investment operations                       0.63              4.26            3.87             5.24          0.32
                                                   ----------        -----------     ------------    ---------     ----------

Less distributions

From net investment income                           (   0.20)         (   0.19)        (   0.41)      (   0.51)     (   0.51)

From net realized gain on investments                (   1.18)                0         (   3.32)      (   0.90)     (   0.82)

In excess of net investment income                          0**               0                0              0             0

In excess of net realized gain on investments               0                 0         (   0.02)             0             0
                                                   ----------        -----------     ------------    ----------    ----------

Total distributions                                  (   1.38)         (   0.19)        (   3.75)      (   1.41)     (   1.33)
                                                   ----------        -----------     ------------    ----------    ----------

Net asset value end of period                      $   23.89         $   24.64       $   20.57       $   20.45     $   16.62
                                                   ==========        ===========     ============    ==========    ==========

Total return +                                         2.63   %         20.78   %        18.90   %        31.80%         1.90%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                        0.94   %++        0.92   %++       0.91   %         0.90%         0.93%

 Total expenses, excluding indirectly paid
  expenses                                             0.94   %++        0.92   %++      N/A             N/A           N/A

 Total expenses, excluding fee waiver and
  expense reimbursement                               N/A               N/A              N/A             N/A           N/A

 Net investment income                                 1.28   %++        1.66   %++       1.77   %         2.78%         2.96%

Portfolio turnover rate                                    30%                6%              91%            53%           70%

Average commission rate paid per share           $     0.0590      $     0.0600      $    0.0588         N/A           N/A

Net assets end of period (millions)              $        388      $        392      $       328     $      292    $      189



                                                             Year Ended December 31,                      Year Ended March 31,
                                                 1993          1992          1991           1990*           1990          1989
 CLASS A SHARES
Net asset value beginning of period          $   17.11     $   17.08     $   14.61      $     15.12     $   14.45     $   12.83
                                             =========     =========     =========      ===========     =========     =========

Income from investment operations

Net investment income                              0.47         0.44          0.46             0.36          0.54          0.36

Net realized and unrealized gain (loss) on
 investments                                      1.10          0.89          3.17         (   0.44)         1.70          2.11
                                             ----------    ---------     ---------      -----------     ---------     ---------

Total from investment operations                   1.57         1.33          3.63         (   0.08)         2.24          2.47
                                             ----------    ---------     ---------      -----------     ---------     ---------

Less distributions

From net investment income                     (   0.47)     (   0.43)     (   0.43)       (   0.36)      (   0.57)     (   0.38)

From net realized gain on investments             (0.58)     (   0.87)     (   0.73)       (   0.02)      (   1.00)     (   0.47)

In excess of net investment income                    0             0             0        (   0.05)             0             0
                                             ----------    ----------    ----------     -----------     ----------    ----------

Total distributions                               (1.05)     (   1.30)     (   1.16)       (   0.43)      (   1.57)     (   0.85)
                                             ----------    ----------    ----------     -----------     ----------    ----------

Net asset value end of period                $   17.63     $   17.11     $   17.08      $     14.61     $   15.12     $   14.45
                                             ==========    ==========    ==========     ===========     ==========    ==========

Total return +                                     9.30%         8.00%        25.10%       (   0.50%)        15.50%        19.70%

Ratios/Supplemental data
Ratios to average net assets
 Total expenses                                    0.99%         1.01%         0.96%           1.39%++        1.55%         1.71%

 Total expenses, excluding indirectly paid
  expenses                                       N/A           N/A           N/A           N/A              N/A           N/A

 Total expenses, excluding fee waiver and
  expense reimbursement                          N/A             1.02%         1.05%       N/A              N/A           N/A

 Net investment income                             2.63%         2.37%         2.78%           3.28%++        3.42%         2.72%

Portfolio turnover rate                              46%           56%           69%             13%            11%           24%

Average commission rate paid per share           N/A           N/A           N/A           N/A              N/A           N/A

Net assets end of period (millions)          $      190    $      169    $      136     $       105     $       96    $       83


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* The Fund changed fiscal year end from March 31 to December 31, effective December 31, 1990.
** Less than one cent per share.
# The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   Value Fund

                              Financial Highlights

                (For a share outstanding throughout each period)


                                                Six Months
                                                   Ended         Seven Months
                                             January 31, 1998        Ended
                                                (Unaudited)     July 31, 1997 #
 CLASS B SHARES
Net asset value beginning of period            $   24.63         $   20.58
                                               ==========        ===========

Income from investment operations

Net investment income                              0.07              0.12

Net realized and unrealized gain (loss) on
 investments                                       0.47              4.03
                                               ----------        -----------

Total from investment operations                   0.54              4.15
                                               ----------        -----------

Less distributions

From net investment income                       (   0.12)         (   0.10)

From net realized gain on investments            (   1.18)                0

In excess of net investment income                      0**               0

In excess of net realized gain on
 investments                                            0                 0
                                               ----------        -----------

Total distributions                              (   1.30)         (   0.10)
                                               ----------        -----------

Net asset value end of period                  $   23.87         $   24.63
                                               ==========        ===========

Total return +                                     2.26   %         20.23   %

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                    1.69   %++        1.67   %++

 Total expenses, excluding indirectly paid
  expenses                                         1.69   %++        1.67   %++

 Net investment income                             0.52   %++        0.92   %++

Portfolio turnover rate                                30%                6%

Average commission rate paid per share       $     0.0590      $     0.0600

Net assets end of period (thousands)         $    298,343      $    276,256




                                                              Year Ended December 31,
                                                  1996           1995          1994           1993*
 CLASS B SHARES
Net asset value beginning of period          $   20.45       $   16.62     $   17.63      $     17.24
                                             ============    =========     =========      ===========

Income from investment operations

Net investment income                            0.22             0.39          0.42             0.35

Net realized and unrealized gain (loss) on
 investments                                     3.50             4.70       (   0.20)           1.01
                                             ------------    ---------     ----------     -----------

Total from investment operations                 3.72             5.09          0.22             1.36
                                             ------------    ---------     ----------     -----------

Less distributions

From net investment income                      (   0.25)      (   0.36)     (   0.41)       (   0.35)

From net realized gain on investments           (   3.32)      (   0.90)     (   0.82)       (   0.58)

In excess of net investment income                     0              0             0        (   0.04)

In excess of net realized gain on
 investments                                    (   0.02)             0             0               0
                                             ------------    ----------    ----------     -----------

Total distributions                             (   3.59)      (   1.26)     (   1.23)       (   0.97)
                                             ------------    ----------    ----------     -----------

Net asset value end of period                $   20.58       $    20.45     $   16.62      $    17.63
                                             ============    ==========    ==========     ===========

Total return +                                   18.10   %       30.90%         1.30%            8.00%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                   1.66   %        1.65%        1.53%            1.48%++

 Total expenses, excluding indirectly paid
  expenses                                        N/A             N/A           N/A             N/A

 Net investment income                            1.01   %        2.04%        2.36%            2.09%++

Portfolio turnover rate                             91%             53%          70%              46%

Average commission rate paid per share       $  0.0588            N/A           N/A             N/A

Net assets end of period (thousands)         $ 197,411     $   141,072    $ 104,297     $     59,953


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from February 2, 1993 (commencement of class operations) to December 31, 1993.
** Less than one cent per share.
# The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   Value Fund

                              Financial Highlights

                (For a share outstanding throughout each period)


                                                    Six Months
                                                       Ended         Seven Months
                                                 January 31, 1998        Ended                 Year Ended December 31,
                                                    (Unaudited)     July 31, 1997 #       1996           1995           1994*
 CLASS C SHARES
Net asset value beginning of period                $   24.61         $   20.56       $   20.44       $   16.61      $     18.28
                                                   ==========        ===========     ============    =========      ===========

Income from investment operations

Net investment income                                     0.07           0.12            0.22             0.39
                                                                                                                      0.19

Net realized and unrealized gain (loss) on
 investments                                           0.48              4.03            3.50             4.70
                                                   -----------       -----------     ------------    ---------    --------
                                                                                                                  (   0.81)
                                                                                                                  --------

Total from investment operations                          0.55           4.15            3.72             5.09
                                                   -----------       -----------     ------------    ---------    --------
                                                                                                                  (   0.62)
                                                                                                                  --------

Less distributions

From net investment income                              (0.12)         (   0.10)        (   0.26)      (   0.36)  (   0.19)

From net realized gain on investments                   (1.18)                0         (   3.32)      (   0.90)  (   0.82)

In excess of net investment income                          0**               0                0              0   (   0.04)

In excess of net realized gain on investments               0                 0         (   0.02)             0          0
                                                   -----------       -----------     ------------    ----------   -----------

Total distributions                                     (1.30)         (   0.10)        (   3.60)      (   1.26)  (   1.05)
                                                        -----          ---------     ------------      --------   -----------



Net asset value end of period                            23.86       $   24.61       $   20.56       $    20.44   $   16.61
                                                   ===========       ===========     ============    ==========   ===========

Total return +                                           2.26%          20.25   %        18.10   %        30.90%  (   3.40%)


Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                        1.69   %++        1.66   %++       1.67   %         1.65%      1.68%++


 Total expenses, excluding indirectly paid
  expenses                                             1.69   %++        1.66   %++      N/A             N/A           N/A

 Net investment income                                   0.54%++         0.94   %++       1.00   %         2.03%      2.16%++


Portfolio turnover rate                                    30%              6   %           91   %           53%        70%


Average commission rate paid per share           $     0.0590      $    0.0600      $    0.0588             N/A        N/A

Net assets end of period (thousands)             $      3,084      $     2,507      $     1,458     $       811     $  485


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from September 2, 1994 (commencement of class operations) to December 31, 1994.
** Less than one cent per share.
# The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   Value Fund

                              Financial Highlights

                (For a share outstanding throughout each period)


                                                          Six Months
                                                             Ended         Seven Months
                                                       January 31, 1998        Ended          Year Ended December 31,
                                                          (Unaudited)     July 31, 1997 #       1996            1995
 CLASS Y SHARES
Net asset value beginning of period                      $   24.64         $   20.57       $    20.45       $    16.61
                                                         =========         ==========      =============    ==========

Income from investment operations

Net investment income                                        0.20              0.25             0.44              0.57

Net realized and unrealized gain on investments              0.46              4.03             3.49              4.72
                                                         ---------         ----------      -------------    ----------

Total from investment operations                             0.66              4.28             3.93              5.29
                                                         ---------         ----------      -------------    ----------

Less distributions

From net investment income                                 (   0.22)         (   0.21)        (    0.47)      (    0.55)

From net realized gain on investments                      (   1.18)                0         (    3.32)      (    0.90)

In excess of net investment income                                0**               0                 0               0

In excess of net realized gain on investments                     0                 0         (    0.02)              0
                                                         ----------        ----------      -------------    -----------

Total distributions                                        (   1.40)         (   0.21)        (    3.81)      (    1.45)
                                                         ----------        ----------      -------------    -----------

Net asset value end of period                            $   23.90         $   24.64       $    20.57       $    20.45
                                                         ==========        ==========      =============    ===========

Total return                                                 2.78   %         20.93   %         19.20   %         32.20%

Ratios/Supplemental Data
Ratios to average net assets:
 Total expenses                                              0.67   %+         0.67   %+         0.66   %          0.65%

 Total expenses, excluding indirectly paid expenses          0.67   %+         0.67   %+        N/A             N/A

 Total expenses, excluding fee waivers & expense
  reimbursements                                            N/A               N/A               N/A             N/A

 Net investment income                                       2.08   %+         1.91   %+         2.02   %          3.02%

Portfolio turnover rate                                        30%                6%               91   %            53%

Average commission rate paid per share                 $   0.0590      $     0.0600      $     0.0588               N/A

Net assets end of period (millions)                    $      233      $      1,149      $        996       $       761



                                                                           Year Ended December 31,
                                                              1994           1993           1992           1991*
 CLASS Y SHARES
Net asset value beginning of period                       $    17.63     $    17.11     $    17.08      $    14.28
                                                          ==========     ==========     ==========      ==========

Income from investment operations

Net investment income                                           0.56           0.52           0.49            0.47

Net realized and unrealized gain (loss) on investments      (    0.20)         1.12           0.90            3.53
                                                          -----------    ----------     ----------      ----------

Total from investment operations                                0.36           1.64           1.39            4.00
                                                          -----------    ----------     ----------      ----------

Less distributions

From net investment income                                  (    0.56)     (    0.52)     (    0.49)     (    0.47)

From net realized gain on investments                       (    0.82)     (    0.58)     (    0.87)     (    0.73)

In excess of net investment income                                  0      (    0.02)             0              0

In excess of net realized gain on investments                       0              0              0              0
                                                          -----------    -----------    -----------     ----------

Total distributions                                         (    1.38)     (    1.12)     (    1.36)     (    1.20)
                                                          -----------    -----------    -----------     ----------

Net asset value end of period                             $     16.61     $    17.63     $    17.11      $    17.08
                                                          ===========    ===========    ===========     ==========

Total return                                                     2.10%          9.70%          8.30%         25.40%

Ratios/Supplemental Data
Ratios to average net assets:
 Total expenses                                                  0.68%          0.65%          0.68%          0.69%+

 Total expenses, excluding indirectly paid expenses               N/A            N/A            N/A            N/A

 Total expenses, excluding fee waivers & expense
  reimbursements                                                  N/A            N/A           0.69%          0.77%+

 Net investment income                                           3.21%          2.98%          2.90%          3.04%+

Portfolio turnover rate                                            70%            46%            56%            69%

Average commission rate paid per share                            N/A            N/A            N/A            N/A

Net assets end of period (millions)                       $       507    $       463       $    326       $    271


+  Annualized.
* For the period from January 3, 1991 (commencement of class operations) to December 31, 1991.
** Less than one cent per share.
# The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Fund for Total Return

                             Financial Highlights

                (For a share outstanding throughout each period)


                                                             Six Months
                                                                Ended         Eight Months
                                                          January 31, 1998       Ended
                                                             (Unaudited)     July 31, 1997#
 CLASS A SHARES
Net asset value, beginning of period                        $   20.69         $   17.33
                                                            ==========        ===========

Income from investment operations

Net investment income                                             0.09*  *        0.18

Net realized and unrealized gain (loss) on investments          0.62              3.34
                                                            ----------        -----------

Total from investment operations                                0.71              3.52
                                                            ----------        -----------

Less distributions

From net investment income                                    (   0.09)         (   0.16)

In excess of net investment income                            (   0.02)                0

From net realized gains on investments                        (   1.52)                0
                                                            ----------        -----------

Total distributions                                           (   1.63)         (   0.16)
                                                            ----------        -----------

Net asset value, end of period                              $   19.77         $   20.69
                                                            ==========        ===========

Total return +                                                  3.57   %         20.40   %

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                 1.27   %++        1.24   %++

 Total expenses, excluding indirectly paid expenses             1.27   %++        1.22   %++

 Total expenses, excluding fee waivers and expense
  reimbursements                                               N/A              N/A

 Net investment income                                          0.83   %++        1.46   %++

Portfolio turnover rate                                             26%               41%

Average commission rate paid per share                    $     0.0587      $     0.0501

Net assets, end of period (thousands)                     $     49,513      $     47,812




                                                                        Year Ended November 30,
                                                              1996          1995         1994         1993
 CLASS A SHARES
Net asset value, beginning of period                      $  13.83       $  11.75     $   12.31    $  12.06
                                                          ===========    ========     =========    ========

Income from investment operations

Net investment income                                        0.26            0.25          0.24        0.21

Net realized and unrealized gain (loss) on investments       3.83            2.80       (  0.56)       1.34
                                                          -----------    --------     ---------    --------

Total from investment operations                             4.09            3.05       (  0.32)       1.55
                                                          -----------    --------     ---------    --------

Less distributions

From net investment income                                   (  0.26)      (  0.25)     (  0.24)     (  0.21)

In excess of net investment income                                 0       (  0.07)           0      (  0.03)

From net realized gains on investments                       (  0.33)      (  0.65)           0      (  1.06)
                                                          -----------    ---------    ---------    ---------

Total distributions                                          (  0.59)      (  0.97)     (  0.24)     (  1.30)
                                                          -----------    ---------    ---------    ---------

Net asset value, end of period                            $  17.33       $  13.83     $   11.75    $  12.31
                                                          ===========    =========    =========    =========

Total return +                                               29.83   %       26.57%     (  2.65%)      12.67%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                               1.41   %        1.69%        1.59%        1.85%

 Total expenses, excluding indirectly paid expenses           1.39   %      N/A          N/A          N/A

 Total expenses, excluding fee waivers and expense
  reimbursements                                              N/A           N/A          N/A          N/A

 Net investment income                                        1.66   %        1.94%        1.93%        1.63%

Portfolio turnover rate                                           41%           77%          57%          92%

Average commission rate paid per share                    $   0.0037        N/A          N/A          N/A

Net assets, end of period (thousands)                     $   40,487     $  27,037    $  23,162    $  26,367



                                                               Year Ended November 30,
                                                            1992         1991         1990
 CLASS A SHARES
Net asset value, beginning of period                    $   11.45     $  10.29     $   10.89
                                                        =========     ========     =========

Income from investment operations

Net investment income                                        0.23         0.34          0.41

Net realized and unrealized gain (loss) on investments       1.19         1.38       (  0.61)
                                                        ---------     --------     ---------

Total from investment operations                             1.42         1.72       (  0.20)
                                                        ---------     --------     ---------

Less distributions

From net investment income                                (   0.23)     (  0.35)     (  0.40)

In excess of net investment income                        (   0.05)     (  0.05)           0

From net realized gains on investments                    (   0.53)     (  0.16)           0
                                                        ----------    ---------    ---------

Total distributions                                       (   0.81)     (  0.56)     (  0.40)
                                                        ----------    ---------    ---------

Net asset value, end of period                          $   12.06     $  11.45     $   10.29
                                                        ==========    =========    =========

Total return +                                               12.56%       16.70%     (  1.85%)

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                               1.85%        1.88%        2.00%

 Total expenses, excluding indirectly paid expenses         N/A          N/A          N/A

 Total expenses, excluding fee waivers and expense
  reimbursements                                            N/A          N/A            2.41%

 Net investment income                                        1.87%        2.98%        3.85%

Portfolio turnover rate                                         66%          43%          51%

Average commission rate paid per share                      N/A          N/A          N/A

Net assets, end of period (thousands)                   $   23,607    $  22,974    $  22,080




                                                                Year Ended November 30,
                                                           1989        1988           1987*
 CLASS A SHARES
Net asset value, beginning of period                     $  9.41     $  8.59      $     10.00
                                                         =======     =======      ===========

Income from investment operations

Net investment income                                      0.42        0.46              0.30

Net realized and unrealized gain (loss) on investments     2.01        0.89          (   1.47)
                                                         -------     -------      -----------

Total from investment operations                           2.43        1.35          (   1.17)
                                                         -------     -------      -----------

Less distributions

From net investment income                                ( 0.42)     ( 0.53)        (   0.24)

In excess of net investment income                             0           0                0

From net realized gains on investments                    ( 0.53)          0                0
                                                         -------     -------      -----------

Total distributions                                       ( 0.95)     ( 0.53)        (   0.24)
                                                         -------     -------      -----------

Net asset value, end of period                           $ 10.89     $  9.41      $      8.59
                                                         =======     =======      ===========

Total return +                                             26.17%      15.98%           11.94%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                             2.00%       1.47%            1.00%+++

 Total expenses, excluding indirectly paid expenses        N/A         N/A           N/A

 Total expenses, excluding fee waivers and expense
  reimbursements                                            2.48%       2.92%            4.77%+++

 Net investment income                                      3.94%       4.87%            4.94%+++

Portfolio turnover rate                                       50%         64%              16%

Average commission rate paid per share                     N/A         N/A           N/A

Net assets, end of period (thousands)                    $22,764     $20,735      $     7,672


+   Initial sales charge or contingent deferred sales charge is not reflected.
++  Annualized.
+++ Annualized for the period from April 14, 1987 (commencement of investment operations) to November 30, 1987.
* For the period from February 13, 1987 (commencement of operations) to November 30, 1987.
** Net investment income is based on average shares outstanding during the period.
# The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Fund for Total Return

                             Financial Highlights

                (For a share outstanding throughout each period)


                                                             Six Months
                                                                Ended         Eight Months
                                                          January 31, 1998       Ended
                                                             (Unaudited)     July 31, 1997#
 CLASS B SHARES
Net asset value, beginning of period                        $   20.63         $   17.31
                                                            ==========        ===========

Income from investment operations

Net investment income                                             0.01*  *        0.09

Net realized and unrealized gain (loss) on investments          0.63              3.31
                                                            ----------        -----------

Total from investment operations                                0.64              3.40
                                                            ----------        -----------

Less distributions

From net investment income                                    (   0.01)         (   0.08)

In excess of net investment income                            (   0.04)                0

From net realized gains on investments                        (   1.52)                0
                                                            ----------        -----------

Total distributions                                           (   1.57)         (   0.08)
                                                            ----------        -----------

Net asset value, end of period                              $   19.70         $   20.63
                                                            ==========        ===========

Total return +                                                  3.21   %         19.68   %

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                 2.04   %++        2.02   %++

 Total expenses, excluding indirectly paid expenses             2.04   %++        2.00   %++

 Net investment income                                          0.07   %++        0.58   %++

Portfolio turnover rate                                             26%               41%

Average commission rate paid per share                    $     0.0587      $     0.0501

Net assets, end of period (thousands)                     $     98,028      $     94,309




                                                                           Year Ended November 30,
                                                               1996           1995          1994           1993*
 CLASS B SHARES
Net asset value, beginning of period                      $   13.84       $   11.77     $    12.32     $     12.65
                                                          ============    =========     ==========     ===========

Income from investment operations

Net investment income                                         0.15             0.15           0.15            0.10

Net realized and unrealized gain (loss) on investments        3.80             2.82       (   0.56)           0.74
                                                          ------------    ---------     ----------     -----------

Total from investment operations                              3.95             2.97       (   0.41)           0.84
                                                          ------------    ---------     ----------     -----------

Less distributions

From net investment income                                   (   0.15)      (   0.15)     (   0.14)       (   0.10)

In excess of net investment income                                  0       (   0.10)            0        (   0.04)

From net realized gains on investments                       (   0.33)      (   0.65)            0        (   1.03)
                                                          ------------    ----------    ----------     -----------

Total distributions                                          (   0.48)      (   0.90)     (   0.14)       (   1.17)
                                                          ------------    ----------    ----------     -----------

Net asset value, end of period                            $   17.31       $   13.84     $    11.77     $     12.32
                                                          ============    ==========    ==========     ===========

Total return +                                                28.73   %        25.59%     (   3.36%)          6.68%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                2.18   %         2.47%         2.31%           2.64%++

 Total expenses, excluding indirectly paid expenses            2.16   %         2.46%      N/A            N/A

 Net investment income                                         0.88   %         1.06%         1.27%           0.84%

Portfolio turnover rate                                            41%            77%           57%             92%

Average commission rate paid per share                    $    0.0037         N/A          N/A           N/A++

Net assets, end of period (thousands)                     $    43,526     $   20,605    $    7,314     $     4,283


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from February 1, 1993 (commencement of class operations) to November 30, 1993.
** Net investment income is based on average shares outstanding during the period.
# The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 1997.


                                                             Six Months
                                                                Ended         Eight Months
                                                          January 31, 1998       Ended
                                                             (Unaudited)     July 31, 1997#
 CLASS C SHARES
Net asset value, beginning of period                        $   20.65         $   17.32
                                                            ==========        ===========

Income from investment operations

Net investment income                                             0.01*  *        0.09

Net realized and unrealized gain (loss) on investments          0.63              3.32
                                                            ----------        -----------

Total from investment operations                                0.64              3.41
                                                            ----------        -----------

Less distributions

From net investment income                                    (   0.01)         (   0.08)

In excess of net investment income                            (   0.04)                0

From net realized gains on investments                        (   1.52)                0
                                                            ----------        -----------

Total distributions                                           (   1.57)         (   0.08)
                                                            ----------        -----------

Net asset value, end of period                              $   19.72         $   20.65
                                                            ==========        ===========

Total return +                                                  3.21   %         19.73   %

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                 2.03   %++        2.01   %++

 Total expenses, excluding indirectly paid expenses             2.03   %++        1.99   %++

 Net investment income                                          0.07   %++        0.66   %++

Portfolio turnover rate                                             26%               41%

Average commission rate paid per share                    $     0.0587      $     0.0501

Net assets, end of period (thousands)                     $     21,284      $     21,125




                                                                         Year Ended November 30,
                                                              1996          1995         1994          1993*
 CLASS C SHARES
Net asset value, beginning of period                      $  13.85       $  11.78     $   12.33     $    12.65
                                                          ===========    ========     =========     ==========

Income from investment operations

Net investment income                                        0.14            0.16          0.15           0.10

Net realized and unrealized gain (loss) on investments       3.81            2.81       (  0.56)          0.75
                                                          -----------    --------     ---------     ----------

Total from investment operations                             3.95            2.97       (  0.41)          0.85
                                                          -----------    --------     ---------     ----------

Less distributions

From net investment income                                   (  0.15)      (  0.16)     (  0.14)       (  0.10)

In excess of net investment income                                 0       (  0.09)           0        (  0.04)

From net realized gains on investments                       (  0.33)      (  0.65)           0        (  1.03)
                                                          -----------    ---------    ---------     ----------

Total distributions                                          (  0.48)      (  0.90)     (  0.14)       (  1.17)
                                                          -----------    ---------    ---------     ----------

Net asset value, end of period                            $  17.32       $  13.85     $   11.78     $    12.33
                                                          ===========    =========    =========     ==========

Total return +                                               28.71   %       25.57%     (  3.36%)         6.76%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                               2.17   %        2.47%        2.34%          2.64%++

 Total expenses, excluding indirectly paid expenses           2.15   %        2.44%      N/A           N/A

 Net investment income                                        0.89   %        1.16%        1.21%          0.83%++

Portfolio turnover rate                                           41%           77%          57%            92%

Average commission rate paid per share                    $   0.0037        N/A          N/A           N/A

Net assets, end of period (thousands)                     $   14,562     $   9,503    $   5,968     $    5,030


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from February 1, 1993 (commencement of class operations) to November 30, 1993.
** Net investment income is based on average shares outstanding during the period.
# The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Fund for Total Return

                             Financial Highlights

                (For a share outstanding throughout each period)


                                                          Six Months             For the period from
                                                             Ended                January 13, 1997
                                                       January 31, 1998   (date of initial public offering)
                                                          (Unaudited)             to July 31, 1997
 CLASS  Y SHARES
Net asset value, beginning of period                    $      20.62              $       17.74
                                                        =============             =============

Income from investment operations

Net investment income                                            0.11*                    0.18

Net realized and unrealized gain on investments                0.66                       2.86
                                                        -------------             -------------

Total from investment operations                               0.77                       3.04
                                                        -------------             -------------

Less distributions

From net investment income                                (      0.11)              (       0.16)

In excess of net investment income                        (      0.02)                         0

From net realized gains on investments                    (      1.52)                         0
                                                        -------------             --------------

Total distributions                                       (      1.65)              (       0.16)
                                                        -------------             --------------

Net asset value, end of period                          $      19.74              $       20.62
                                                        =============             ==============

Total return                                                   3.88   %                  17.22   %

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                1.02   %+                  1.34   %+

 Total expenses, excluding indirectly paid expenses            1.02   %+                  1.34   %+

 Net investment income                                         1.43   %+                  0.79   %+

Portfolio turnover rate                                            26%                        41%

Average commission rate paid per share                $        0.0587           $         0.0501

Net assets, end of period (thousands)                 $            49           $             93


+  Annualized.
* Net investment income is based on average shares outstanding during the period.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Growth & Income Fund

                            Schedule of Investments

                          January 31, 1998 (Unaudited)





        Shares                                                        Value
COMMON STOCKS - 79.4%
                       Aerospace & Defense - 0.6%
        205,000        Boeing Co. ........................     $ 9,750,312
                                                               ===========
                       Automotive Equipment &
                        Manufacturing - 0.5%
         50,000        Ford Motor Co. ....................       2,550,000
        275,000        Meritor Automotive, Inc. ..........       6,290,625
                                                               ===========
                                                                 8,840,625
                                                               ===========
                                Banks - 7.7%
         87,900        AmSouth Bancorp ...................       4,746,600
        118,440        Banc One Corp. ....................       6,617,835
         80,000        Bank of New York Co., Inc. ........       4,335,000
        286,500        BSB Bancorp, Inc. .................       8,809,875
        135,000        Carolina First Corp. ..............       2,944,688
         73,000        Citicorp ..........................       8,687,000
         45,750        Crestar Financial Corp. ...........       2,401,875
         45,000        Cullen/Frost Bankers, Inc. ........       2,469,375
        157,500        First Security Corp. ..............       5,492,812
         59,550        First Virginia Banks, Inc. ........       2,746,744
         20,000        Fleet Financial Group, Inc. .......       1,432,500
        210,000        Hibernia Corp. Cl. A ..............       4,003,125
         91,100        KeyCorp ...........................       5,921,500
        178,125        NationsBank Corp. .................      10,687,500
        167,400        Norwest Corp. .....................       6,110,100
         65,000        Peoples Heritage Financial Group ..       2,795,000
        100,000        State Street Corp. ................       5,600,000
         67,500        Summit Bancorp ....................       3,375,000
        108,900        Susquehanna Bancshares, Inc. ......       3,934,013
         63,787        Wachovia Corp. ....................       4,959,439
        515,000        Webster Financial Corp. ...........      31,382,812
         32,000        Wilmington Trust Corp. ............       1,868,000
                                                               ===========
                                                               131,320,793
                                                               ===========
                       Building, Construction &
                          Furnishings - 2.1%
       320,000 *       Furniture Brands International, Inc.      8,260,000
         60,000        Home Depot, Inc. ..................       3,618,750
        113,000        Lone Star Industries, Inc. ........       6,285,625
        140,000        Lowe's Companies, Inc. ............       7,078,750
         80,000        Medusa Corp. ......................       3,525,000
          9,700        Sherwin Williams Co. ..............         276,450
       169,800 *       US Home Corp. .....................       6,441,787
                                                               ===========
                                                                35,486,362
                                                               ===========
                       Business Equipment &
                             Services - 6.1%
        469,500        Air Express International Corp. ...      12,471,094
        794,300        Circle International Group, Inc. ..      17,276,025
       180,000 *       Compuware Corp. ...................       7,020,000
        133,000        Equifax, Inc. .....................       4,372,375
        123,436        First Data Corp. ..................       3,780,228
       500,000 *       Metromail Corp. ...................       8,218,750
        640,200        Pittston Burlington Group .........      13,764,300
       300,000 *       Platinum Technology Corp. .........       8,400,000


        Shares                                                        Value
COMMON STOCKS - continued
                       Business Equipment &
                       Services - continued
       235,000 *       Policy Management Systems Corp. ...     $15,436,562
        647,000        Reynolds & Reynolds Co., Cl. A ....      12,859,125
                                                               ===========
                                                               103,598,459
                                                               ===========
                       Capital Goods - 0.4%
        127,200        Caterpillar, Inc. .................       6,105,600
                                                               ===========
                       Chemical &
                       Agricultural
                             Products - 3.9%
         65,000        Air Products & Chemicals, Inc. ....       5,204,063
        140,000        Du Pont (E. I.) De Nemours & Co. ..       7,927,500
        265,000        Engelhard Corp. ...................       4,438,750
        165,000        Grace (W.R.) & Co. ................      12,962,812
         42,300        H.B. Fuller Co. ...................       2,220,750
        125,000        Morton International, Inc. ........       4,125,000
        160,000        Nalco Chemical Co. ................       6,000,000
         79,000        Pioneer Hi-Bred International, Inc. .     7,904,937
        260,000        Praxair, Inc. .....................      10,773,750
        175,000        Solutia, Inc. .....................       4,889,063
                                                               ===========
                                                                66,446,625
                                                               ===========
                       Communication Systems &
                             Services - 0.4%
        72,000 *       Cisco Systems, Inc. ...............       4,540,500
        60,000 *       WorldCom, Inc. ....................       2,148,750
                                                               ===========
                                                                 6,689,250
                                                               ===========
                       Consumer Products &
                             Services - 2.7%
         35,000        Avon Products, Inc. ...............       2,100,000
        175,200        Black & Decker Corp. ..............       8,442,450
         90,000        Colgate-Palmolive Co. .............       6,592,500
         25,000        CPI Corp. .........................         601,563
         80,000        Gucci Group .......................       3,185,000
         40,700        Harley-Davidson, Inc. .............       1,022,587
        150,000        Hillenbrand Industries, Inc. ......       7,687,500
         97,500        Lancaster Colony Corp. ............       3,802,500
        220,000        Premark International, Inc. .......       6,146,250
        190,000        Snap-on, Inc. .....................       7,445,625
                                                               ===========
                                                                47,025,975
                                                               ===========
                       Diversified Companies - 0.9%
        170,000        Harnischfeger Industries, Inc. ....       5,950,000
        35,000 *       ITT Corp. .........................       2,800,000
        195,000        ITT Industries, Inc. ..............       6,045,000
                                                               ===========
                                                                14,795,000
                                                               ===========
                       Electrical and Electronic
                       Equipment & Services - 3.6%
         99,400        AVX Corp. .........................       2,025,275
        220,000        Baldor Electric Co. ...............       5,018,750
        185,000        Belden, Inc. ......................       7,053,125
        60,000 *       Dupont Photomasks, Inc. ...........       1,755,000
         70,200        General Electric Co. ..............       5,440,500
        165,000        Harman International Industries, Inc.     6,455,625
        155,000        Honeywell, Inc. ...................      10,859,687
        42,500 *       Jabil Circuit, Inc. ...............       1,601,719
       134,800 *       KLA-Tencor Corp. ..................       5,055,000

                                   EVERGREEN
                              Growth & Income Fund

                      Schedule of Investments (continued)

                          January 31, 1998 (Unaudited)

        Shares                                     Value
COMMON STOCKS - continued
                       Electrical and Electronic
                       Equipment & Services - continued
         65,000 *      Lam Research Corp.   $ 1,482,813
          72,500       Perkin Elmer Corp.     4,277,500
         395,000       Sensormatic            6,764,375
                       Electronics Corp.
        255,200 *      Unitrode Corp. .       4,625,500
                                            ===========
                                             62,414,869
                                            ===========
                       Finance &
                       Insurance - 5.1%
          60,000       AFLAC, Inc. ....       3,266,250
          97,000       Chubb Corp. ....       7,365,938
         279,750       Edwards (A.G.),       10,595,531
                       Inc.
         340,000       Federal Home Loan     15,130,000
                       Mortgage Corp.
         290,000       Federal National
                       Mortgage
                       Association ....      17,907,500
         190,000       Frontier Insurance     4,536,250
                       Group, Inc.
         100,000       Hartford Financial
                       Services Group,
                       Inc. ...........       9,000,000
         115,000       LaSalle Re             3,895,625
                       Holdings Ltd.
         120,000       Lehman Brothers        6,517,500
                       Holdings, Inc.
          67,500       Meadowbrook
                       Insurance Group,
                       Inc. ...........       1,953,281
         106,000       Price (T.) Rowe &      6,863,500
                                            ===========
                       Associates, Inc.
                                             87,031,375
                                            ===========
                       Food & Beverage
                          Products - 0.8%
          45,000       Bestfoods ......       4,387,500
         11,250 *      Corn Products            360,000
                       International,
                       Inc.
         350,000       Darden                 4,418,750
                       Restaurants, Inc.
         50,000 *      Dominick's             1,981,250
                       Supermarkets, Inc.
          40,000       Sara Lee Corp. .       2,182,500
                                            ===========
                                             13,330,000
                                            ===========
                       Forest
                       Products - 0.2%
         120,000       Deltic Timber          3,435,000
                                            ===========
                       Corp.
                       Healthcare
                       Products &
                         Services - 10.8%
         110,000       Abbott                 7,789,375
                       Laboratories
         100,000       American Home          9,543,750
                       Products Corp.
         65,000 *      Amgen, Inc. ....       3,250,000
          15,000       Baxter                   835,313
                       International,
                       Inc.
          43,300       Beckman                1,864,606
                       Instruments, Inc.
        110,000 *      Elan Corp.,            5,713,125
                       Plc-ADR
        151,000 *      First Health Group     7,191,375
                       Corp.
        365,000 *      Foundation Health      9,467,187
                       Systems, Inc.
        267,750 *      Health Management
                       Associates,
                       Inc. Cl. A .....       6,409,266
        206,000 *      HEALTHSOUTH Corp.      4,622,125
          24,000       Johnson & Johnson      1,606,500
        325,000 *      Lincare Holdings,     19,865,625
                       Inc.
          60,000       Manor Care, Inc. .     2,081,250
         400,000       McKesson Corp. .      19,150,000
         42,350 *      MedPartners, Inc.        420,853
          20,000       Merck & Co., Inc.      2,345,000
          99,200       Pfizer, Inc. ...       8,128,200
        310,000 *      Quorum Health          7,750,000
                       Group, Inc.
         226,000       Schering-Plough       16,356,750
                       Corp.
         225,000       Shared Medical        14,737,500
                       System Corp.
        128,000 *      Sybron                 6,072,000
                       International
                       Corp.


        Shares                                     Value
COMMON STOCKS - continued
                       Healthcare Products &
                       Services - continued
         120,000       Tenet Healthcare     $ 4,140,000
                       Corp.
         95,000 *      Vencor, Inc. ...       2,327,500
          54,000       Warner-Lambert Co.     8,127,000
         65,020 *      Wellpoint Health
                       Networks, Inc.
                       Cl. A ..........       3,185,980
         350,000       West Co., Inc. .      10,696,875
                                            ===========
                                            183,677,155
                                            ===========
                       Industrial
                       Specialty Products
                       &
                          Services - 6.4%
         137,500       AptarGroup, Inc. .     7,012,500
         157,625       Autoliv, Inc. ..       5,309,992
         200,000       Bemis Co., Inc.        8,625,000
         150,000       Borg-Warner            8,034,375
                       Automotive, Inc.
          42,000       Carpenter              1,824,375
                       Technology Corp.
          50,900       Danaher Corp. ..       3,213,063
         102,000       Dover Corp. ....       3,474,375
         211,900       Flowserve Corp.        5,668,325
          52,800       J & L Specialty          438,900
                       Steel, Inc.
         411,300       JLG Industries,        5,526,844
                       Inc.
          33,500       Magna Group, Inc.      1,961,844
                       Cl. A
          23,650       Newmont Mining Corp.     674,025
         594,000       Pittston Brink's      24,094,125
                       Group
        284,000 *      Strattec Security      7,774,500
                       Corp.+
         235,000       Sundstrand Corp. .    12,792,812
          15,000       Tecumseh Products        716,250
                       Co. Cl. A
        125,000 *      UCAR                   4,437,500
                       International,
                       Inc.
        361,300 *      Unova, Inc. ....       5,871,125
          25,000       Vulcan Materials Co.   2,462,500
                                            ===========
                                            109,912,430
                                            ===========
                       Information
                       Services &
                        Technology - 2.9%
        155,000 *      Adaptec, Inc. ..       3,458,438
        100,000 *      Applied Materials,     3,281,250
                       Inc.
         13,300 *      Choicepoint, Inc.        601,825
         525,000       Computer
                       Associates
                       International,
                       Inc. ...........      27,923,437
         100,000       Hewlett-Packard        6,000,000
                       Co.
          72,000       Intel Corp. ....       5,832,000
         87,500 *      Perceptron, Inc. .     1,968,750
                                            ===========
                                             49,065,700
                                            ===========
                       Leisure &
                       Tourism - 0.2%
          39,000       Disney Walt Co.        4,155,938
                                            ===========
                       (The)
                       Metal Products &
                          Services - 0.2%
        185,000 *      Steel Dynamics,        3,700,000
                                            ===========
                       Inc.
                        Oil/Energy - 4.2%
          25,000       Anadarko Petroleum     1,475,000
                       Corp.
         250,000       Berry Petroleum        3,875,000
                       Co. Cl. A
          89,800       Cabot Oil & Gas        1,779,163
                       Corp.
          45,000       Coastal Corp. ..       2,610,000
        165,000 *      Denbury Resources,     3,196,875
                       Inc.
        160,000 *      Houston                2,600,000
                       Exploration, Co.
          80,300       Kerr-McGee Corp. .     5,028,788
         139,500       Murphy Oil Corp. .     6,966,281

                                   EVERGREEN
                              Growth & Income Fund

                      Schedule of Investments (continued)

                          January 31, 1998 (Unaudited)




        Shares                                                      Value
COMMON STOCKS - continued
                       Oil/Energy - continued
         55,900        National Fuel Gas Co. ...........     $   2,571,400
       425,000 *       Oryx Energy Co. .................        10,200,000
       400,000 *       Santa Fe Energy Resources, Inc. .         4,200,000
        339,600        Southwestern Energy Co. .........         3,735,600
        100,000        Tosco Corp. .....................         3,343,750
        190,000        Transocean Offshore, Inc. .......         7,552,500
         63,520        Union Pacific Resource Group, Inc.        1,421,260
        315,000        Union Texas Petroleum Holdings,
                       Inc. ............................         5,965,312
        174,000        Williams Companies, Inc. ........         4,959,000
                                                             =============
                                                                71,479,929
                                                             =============
                       Oil Field Services - 2.5%
       268,000 *       Atwood Oceanics, Inc. ...........        11,055,000
         63,140        Halliburton Co. .................         2,837,354
         15,500        Lufkin Industries, Inc. .........           472,750
       914,500 *       R & B Falcon Corp. ..............        27,663,625
                                                             =============
                                                                42,028,729
                                                             =============
                       Paper & Packaging - 0.1%
         75,000        Westvaco Corp. ..................         2,432,813
                                                             =============
                       Publishing, Broadcasting &
                              Entertainment - 6.6%
       248,820 *       American Radio Systems Corp.
                       Cl. A ...........................        14,307,150
        84,000 *       Chancellor Media Corp. ..........         2,887,500
         49,805        Comcast Corp. ...................         1,559,519
       270,000 *       Emmis Broadcasting Corp. Cl. A ..        12,926,250
        273,800        Gaylord Entertainment Co. .......         8,539,137
       425,000 *       Jacor Communications, Inc. ......        21,250,000
         40,000        Knight-Ridder, Inc. .............         2,202,500
       275,000 *       Lin Television Corp. ............        15,056,250
         15,000        McGraw-Hill Companies, Inc. .....         1,047,188
         43,000        Scripps (E.W.) Co. Cl. A ........         2,074,750
        185,000        TCA Cable TV, Inc. ..............         8,648,750
        250,000        Time Warner, Inc. ...............        16,046,875
        50,000 *       U.S. West Media Group, Inc. .....         1,484,375
             1 *       Viacom, Inc. Cl. A ..............                41
          2,800        Washington Post Co., Cl. B ......         1,363,600
        95,000 *       Young Broadcasting, Inc. Cl. A ..         3,859,375
                                                             =============
                                                               113,253,260
                                                             =============
                       Real Estate - 1.9%
         40,000        AMB Property Corp. REIT .........           980,000
         20,000        Apartment Investment &
                       Management Co. Cl. A REIT .......           742,500
         60,000        Arden Realty Group , Inc. REIT ..         1,695,000
         60,000        Berkshire Realty Co., Inc. REIT .           708,750
         70,000        Brandywine Realty Trust REIT ....         1,680,000
         35,000        CarrAmerica Realty Corp. REIT ...         1,025,937
         20,000        CBL & Associates Properties, Inc.
                       REIT ............................           493,750
        26,100 *       Choice Hotels, Inc. REIT ........           396,394
         78,000        Crescent Real Estate Equities, Inc.
                       REIT ............................         2,739,750
         75,000        Entertainment Properties Trust REIT       1,481,250
         30,000        Gables Residential Trust REIT ...           819,375
         34,000        Kilroy Realty Corp. REIT ........           969,000
         64,000        Kimco Realty Corp. REIT .........         2,208,000


        Shares                                                      Value
COMMON STOCKS - continued
                       Real Estate - continued
         85,000        Liberty Property Trust REIT .....     $   2,305,625
         40,000        Mack-Cali Realty Corp. REIT .....         1,612,500
         91,400        Patriot American Hospitality, Inc.
                       REIT ............................         2,342,125
         20,000        RFS Hotel Investors, Inc. REIT ..           370,000
       160,000 *       Servico, Inc. ...................         2,650,000
        17,000 *       Sunburst Hospitality Corp. ......           151,938
         94,600        Sunstone Hotel Investors, Inc. REIT       1,590,462
        160,000        Weeks Corp. REIT ................         4,990,000
                                                             =============
                                                                31,952,356
                                                             =============
                       Retailing & Wholesale - 0.9%
        50,000 *       Autozone, Inc. ..................         1,371,875
       124,300 *       Carson Pirie Scott & Co. ........         6,339,300
       199,600 *       Cole National Corp. Cl. A .......         6,611,750
         33,100        Mercantile Stores Co., Inc. .....         1,969,450
                                                             =============
                                                                16,292,375
                                                             =============
                       Telecommunication Services &
                                  Equipment - 0.4%
       168,000 *       Aspect Telecommunications Corp. .         4,179,000
        70,000 *       Univision Communications, Inc.
                       Cl. A ...........................         2,668,750
                                                             =============
                                                                 6,847,750
                                                             =============
                       Thrift Institutions - 0.0% (a)
         29,000        Life Bancorp, Inc. ..............           982,375
                                                             =============
                             Transportation - 4.1%
       542,200 *       Atlas Air, Inc. .................        12,199,500
        350,000        Bombardier, Inc., Cl. B .........         6,719,904
        190,000        Burlington Northern Santa Fe ....        16,482,500
        612,600        Kansas City Southern Industries,
                       Inc. ............................        18,339,712
       140,000 +       Petroleum Helicopters, Inc. .....         3,010,000
        113,500        Southwest Airlines Co. ..........         2,958,094
        170,000        Union Pacific Corp. .............        10,200,000
                                                             =============
                                                                69,909,710
                                                             =============
                         Utilities-Electric - 1.4%
         64,000        Commonwealth Energy System ......         2,200,000
         70,000        Houston Industries, Inc. ........         1,828,750
        140,900        New York State Electric & Gas Corp.       4,966,725
         40,000        Texas Utilities Co. .............         1,645,000
        400,000        TNP Enterprises, Inc. ...........        13,375,000
                                                             =============
                                                                24,015,475
                                                             =============
                        Utilities-Telephone - 1.8%
       160,000 *       AirTouch Communications, Inc. ...         7,020,000
         62,000        AT&T Corp. ......................         3,882,750
        100,000        Century Telephone Enterprises, Inc.       5,275,000
        200,000        GTE Corp. .......................        10,912,500
         75,000        MCI Communications Corp. ........         3,482,812
                                                             =============
                                                                30,573,062
                                                             =============
                       Total Common Stocks
                       (cost $951,752,639)..............     1,356,549,302
                                                             -------------

                                   EVERGREEN
                              Growth & Income Fund

                      Schedule of Investments (continued)

                          January 31, 1998 (Unaudited)


    Shares                                         Value
PREFERRED STOCKS - 0.0% (a)
               Healthcare Products &
                Services - 0.0% (a)
    130,000 *  Fresenius National Med Care, Inc.
               Ser. D ........................    $7,149
                                                  ======
               Total Preferred Stocks
               (cost $22,740).................     7,149
                                                  ======


   Principal
    Amount                                               Value
CORPORATE BONDS - 0.1%
                      Energy - 0.0% (a)
              Columbia Gas Systems, Inc. (The)
 $   106,000   6.39%, 11/28/00 ...................       107,310
     101,000   6.61%, 11/28/02 ...................       103,687
     101,000   6.80%, 11/28/05 ...................       104,671
     101,000   7.05%, 11/28/07 ...................       105,610
     101,000   7.32%, 11/28/10 ...................       106,490
     101,000   7.42%, 11/28/15 ...................       105,314
     101,000   7.62%, 11/28/25 ...................       105,645
                                                       =========
                                                         738,727
                                                       =========
              Publishing, Broadcasting &
               Entertainment - 0.1%
              Time Warner, Inc.
     123,000   7.975%, 8/15/04 ...................       133,047
     247,000   8.11%, 8/15/06 ....................       271,543
     247,000   8.18%, 8/15/07 ....................       274,151
      92,000  Viacom, Inc.
              8.00%, 7/7/06 ......................        94,300
                                                       =========
                                                         773,041
                                                       =========
              Total Corporate Bonds
              (cost $1,389,465)...................     1,511,768
                                                       =========
SHORT-TERM INVESTMENTS - 20.6%
              Commercial Paper - 17.7%
  12,350,000  American Home Products, Inc.
              5.49%, 2/27/98 .....................    12,301,032
  20,300,000  Banner Receivables Corp.
              5.58%, 3/9/98 ......................    20,186,726
  21,000,000  Bell Atlantic Financial Services, Inc.
              5.55%, 2/5/98 ......................    20,987,050
   3,700,000  BMW U.S. Capital Corp.
              5.45%, 3/17/98 .....................     3,675,354
  15,000,000  BTR Dunlop Finance, Inc.
              5.75%, 2/9/98 ......................    14,980,833
  14,700,000  Daimler-Benz North America Corp.
              5.50%, 3/9/98 ......................    14,619,150
   8,500,000  Duke University
              5.80%, 2/18/98 .....................     8,476,720
   8,400,000  Dun & Bradstreet Corp.
              5.80%, 2/10/98 .....................     8,387,820


   Principal
    Amount                                                   Value
SHORT-TERM INVESTMENTS - continued
              Commercial
              Paper - continued
 $ 4,700,000  Eiger Capital Corp.
              5.48%, 3/6/98 .......................     $    4,676,390
   2,650,000  Golden Managers Acceptance Corp.
              5.48%, 2/24/98 ......................          2,640,722
   2,200,000  Great Lakes Chemical Corp.
              6.02%, 2/2/98 .......................          2,199,632
  20,900,000  Holy Cross Health System Corp.
              5.80%, 2/2/98 .......................         20,896,633
  26,005,000  Market Street Funding Corp.
              6.00%, 2/3/98 .......................         25,996,333
  15,466,000  Massachusetts College of Pharmacy
              and Allied Health Services
              5.95%, 2/12/98 ......................         15,437,882
   5,700,000  Montana Blanc Capital Corp.
              5.48%, 3/13/98 ......................          5,665,293
  15,200,000  Monte Rosa Capital Corp.
              5.83%, 2/6/98 .......................         15,187,692
  19,000,000  Old Line Funding Corp.
              5.95%, 2/6/98 .......................         18,984,299
   2,200,000  Penney (J. C.) Funding Corp.
              5.48%, 2/19/98 ......................          2,193,972
  17,400,000  PHH Corp.
              5.50%, 2/25/98 ......................         17,336,200
   3,225,000  Sharp Electronics Corp.
              5.85%, 2/20/98 ......................          3,215,043
  11,000,000  Sothebys, Inc.
              5.62%, 2/13/98 ......................         10,979,393
  10,000,000  Transamerica Finance Corp.
              5.49%, 2/17/98 ......................          9,975,600
  20,000,000  Trident Capital Finance, Inc.
              5.50%, 2/26/98 ......................         19,923,611
   1,300,000  Twin Towers, Inc.
              5.50%, 2/19/98 ......................          1,296,425
  21,500,000  Windmill Funding Corp.
              5.52%, 3/6/98 .......................         21,391,210
                                                        ==============
                                                           301,611,015
                                                        ==============
              Government Agency Notes &
               Bonds - 2.9%
  50,000,000  Federal Home Loan Mortgage Corp.
              5.44%, 2/20/98 ......................         49,856,444
                                                        ==============
              Total Short-Term Investments
              (cost $351,467,459)..................        351,467,459
                                                        ==============
              Total Investments -
               (cost $1,304,632,303)..... 100.1%         1,709,535,678
              Other Assets and
               Liabilities - Net ........ ( 0.1)            (2,147,034)
                                          =====         ==============
              Net Assets ................ 100.0%        $1,707,388,644
                                          =====         ==============

*   Non-income producing securities.
+ Investment in a non-controlled affiliate. The Fund owns over 5% of the outstanding voting shares of Strattec Security Corp. and Petroleum Helicopters, Inc. with a cost basis of $4,202,147 and $2,392,500, respectively, at January 31, 1998. The Fund earned $7,000 of income from Petroleum Helicopters, Inc. during the period ended January 31, 1998.
(a) Less than one-tenth of a percent.


Summary of Abbreviations:
ADR   American Depository Receipts
REIT  Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Income and Growth Fund

                            Schedule of Investments

                          January 31, 1998 (Unaudited)



        Shares                                                        Value
COMMON STOCKS - 70.4%
                       Automotive Equipment &
                        Manufacturing - 1.3%
        250,900        Dana Corp. .........................     $12,576,363
                                                                ===========
                       Banks - 16.5%
         17,850        AmSouth Bancorp ....................         963,900
      2,000,000        Australian & New Zealand Banking
                       Group Ltd. .........................      13,517,070
        142,000        BancorpSouth, Inc. .................       6,203,625
        120,100        Bankers Trust Corp. ................      12,527,931
       192,500 +       CB Bancshares, Inc. ................       7,675,938
         24,850        CCB Financial Corp. ................       2,539,359
      1,000,000        Commonwealth Bank of Australia .....      12,509,459
         30,000        Deposit Guaranty Corp. .............       1,548,750
         77,606        F&M National Corp. .................       2,565,848
        300,300        First Hawaiian, Inc. ...............      10,923,412
          3,000        First of America Bank Corp. ........         211,875
         20,000        First Tennessee National Corp. .....       1,177,500
        120,750        First Virginia Banks, Inc. .........       5,569,594
         11,250        Firstbank of Illinois Co. ..........         427,500
          8,200        FirstMerit Corp. ...................         232,675
        150,000        Fleet Financial Group, Inc. ........      10,743,750
         50,326        Hudson Chartered Bancorp, Inc. .....       1,000,229
        212,940        Interchange Financial Services
                       Corp. ..............................       6,148,643
        175,900        Magna Group, Inc. ..................       7,926,494
         18,000        Mercantile Bancorp, Inc. ...........         909,000
        180,000        National Australia Bank, Ltd. ......      12,420,000
        268,337        ONBANCorp, Inc. ....................      18,716,506
         15,625        One Valley Bancorp of West
                       Virginia, Inc. .....................         547,852
         79,254        Second Bancorp, Inc. ...............       1,971,443
         74,250        Susquehanna Bancshares, Inc. .......       2,682,281
          3,500        United Bankshares, Inc. ............         164,063
        107,320        USBancorp, Inc. ....................       7,619,720
      1,930,402        Westpac Banking Corp., Ltd. ........      13,231,937
                                                                ===========
                                                                162,676,354
                                                                ===========
                       Capital Goods - 1.2%
        246,500        Caterpillar, Inc. ..................      11,832,000
                                                                ===========
                       Chemical & Agricultural
                             Products - 0.4%
         60,000        Du Pont (E. I.) De Nemours & Co. ...       3,397,500
         96,574        Incitec, Ltd. ......................         377,321
                                                                ===========
                                                                  3,774,821
                                                                ===========
                       Diversified Companies - 0.7%
        325,000        Tomkins Plc, ADR ...................       7,028,125
                                                                ===========
                       Electrical Equipment &
                             Services - 1.1%
          5,000        Hubbell, Inc. Cl. A ................         236,250
        110,900        Hubbell, Inc. Cl. B ................       5,551,931
         98,800        Thomas & Betts Corp. ...............       4,878,250
                                                                ===========
                                                                 10,666,431
                                                                ===========
                       Finance & Insurance - 3.3%
         50,000        Chubb Corp. ........................       3,796,875
        363,000        IPC Holdings Ltd. ..................      10,844,625
        100,000        LaSalle Re Holdings Ltd. ...........       3,387,500
        195,800        Ohio Casualty Corp. ................       8,872,187


        Shares                                                        Value
COMMON STOCKS - continued
                       Finance & Insurance - continued
        143,200        Provident Co., Inc. ................     $ 5,208,900
                                                                ===========
                                                                 32,110,087
                                                                ===========
                       Food & Beverage Products - 0.6%
         60,000        Sara Lee Corp. .....................       3,273,750
         91,700        Sbarro, Inc. .......................       2,687,956
                                                                ===========
                                                                  5,961,706
                                                                ===========
                       Healthcare Products &
                             Services - 5.1%
        53,000 *       ADAC Laboratories ..................       1,119,625
        210,000        American Home Products Corp. .......      20,041,875
        200,000        Baxter International, Inc. .........      11,137,500
         59,400        Bristol-Myers Squibb Co. ...........       5,921,437
        100,000        Glaxo Wellcome Plc, ADR ............       5,381,250
         47,500        Shared Medical System Corp. ........       3,111,250
        106,800        U.S. Surgical Corp. ................       3,050,475
          8,200        Zeneca Group Plc, ADR ..............         976,313
                                                                ===========
                                                                 50,739,725
                                                                ===========
                       Industrial Specialty Products &
                             Services - 0.5%
         15,000        Fisher Scientific International, Inc.        749,063
        200,000        Pall Corp. .........................       3,987,500
                                                                ===========
                                                                  4,736,563
                                                                ===========
                       Information Services &
                           Technology - 0.5%
         50,000        International Business Machines
                       Corp. ..............................       4,934,375
                                                                ===========
                       Metal Products & Services - 0.3%
        200,601        Freeport McMoRan Copper & Gold,
                       Inc. Cl. A .........................       2,958,865
                                                                ===========
                           Oil/Energy - 7.1%
        250,000        Amoco Corp. ........................      20,343,750
        176,100        Consolidated Natural Gas Co. .......       9,564,431
        463,200        Equitable Resources, Inc. ..........      15,227,700
        190,000        Mobil Corp. ........................      12,943,750
         10,000        National Fuel Gas Co. ..............         460,000
       184,429 *       Santa Fe Energy Resources, Inc. ....       1,936,505
        189,009        Texaco, Inc. .......................       9,840,281
                                                                ===========
                                                                 70,316,417
                                                                ===========
                       Publishing, Broadcasting &
                        Entertainment - 0.1%
         50,000        Reader's Digest Association, Inc.
                       (The) ..............................       1,196,875
                                                                ===========
                       Real Estate - 6.3%
        190,000        Apartment Investment &
                       Management Co. Cl. A REIT ..........       7,053,750
         55,000        Burnham Pacific Properties, Inc. REIT        821,563
        324,900        Equity Residential Properties Trust
                       REIT ...............................      16,610,512
        412,700        Gables Residential Trust REIT ......      11,271,869
        399,312        Horizon Group, Inc. REIT ...........       4,841,658
        484,600        Kranzco Realty Trust REIT ..........       9,328,550
        260,050        Post Property, Inc. REIT ...........       9,995,672
         34,800        Prentiss Properties Trust REIT .....         948,300
         44,000        Sunstone Hotel Investors, Inc. REIT          739,750

                                   EVERGREEN
                             Income and Growth Fund

                      Schedule of Investments (continued)

                          January 31, 1998 (Unaudited)


        Shares                                                        Value
COMMON STOCKS - continued
                       Real Estate - continued
         76,500        Western Investment Real Estate Trust
                       REIT ...............................     $ 1,051,875
                                                                ===========
                                                                 62,663,499
                                                                ===========
                       Retailing & Wholesale - 1.2%
        200,000        Mercantile Stores Co., Inc. ........      11,900,000
                                                                ===========
                       Telecommunication Services &
                                  Equipment - 0.7%
        200,000        Compania de Telecom de Chile SA,
                       ADR ................................       4,812,500
          5,000        Portugal Telecom SA, ADR ...........         254,375
         95,000        Telefonica del Peru SA, ADR ........       1,864,375
                                                                ===========
                                                                  6,931,250
                                                                ===========
                       Thrift Institutions - 0.8%
         82,782        CFX Corp. ..........................       2,354,113
         30,800        Eagle Financial Corp. ..............       1,558,288
         56,000        First Essex Bancorp, Inc. ..........       1,162,000
        120,000        Jacksonville Bancorp, Inc. .........       2,400,000
                                                                ===========
                                                                  7,474,401
                                                                ===========
                        Utilities-Electric - 13.1%
          7,100        Black Hills Corp. ..................         233,413
         40,500        Central Hudson Gas & Electric Corp.        1,612,406
        239,000        FPL Group, Inc. ....................      13,712,625
        197,300        Houston Industries, Inc. ...........       5,154,462
         86,600        IES Industries, Inc. ...............       3,177,138
        342,800        LG & E Energy Corp. ................       8,012,950
      1,177,100        Long Island Lighting Co. ...........      34,283,037
        244,800        Northern State Power Corp. .........      13,127,400
        580,000        PP&L Resources, Inc. ...............      12,687,500
        275,000        Public Service Enterprise Group, Inc.      8,525,000
      1,000,000        Scottish Power Plc, ADR ............       8,578,793
        101,300        Texas Utilities Co. ................       4,165,963
        320,200        TNP Enterprises, Inc. ..............      10,706,687
        175,500        WPL Holdings, Inc. .................       5,626,969
                                                                ===========
                                                                129,604,343
                                                                ===========
                              Utilities-Gas - 2.2%
         73,300        Chesapeake Utilities Corp. .........       1,447,675
         91,700        New Jersey Resources Corp. .........       3,255,350
         60,000        Oneok, Inc. ........................       2,051,250
        368,400        Peoples Energy Corp. ...............      13,907,100
         29,300        Piedmont Natural Gas Co., Inc. .....         888,156
         10,000        South Jersey Industries, Inc. ......         301,250
          8,300        Yankee Energy System, Inc. .........         209,056
                                                                ===========
                                                                 22,059,837
                                                                ===========
                        Utilities-Telephone - 3.2%
        265,100        Frontier Corp. .....................       6,909,169
        350,000        GTE Corp. ..........................      19,096,875
        116,000        U.S. West Communications Group,
                       Inc. ...............................       5,582,500
                                                                ===========
                                                                 31,588,544
                                                                ===========
                       Other Securities - 4.2% ............      41,999,776
                                                                ===========
                       Total Common Stocks
                       (cost $579,812,459).................     695,730,357
                                                                ===========


        Shares                                                        Value
CONVERTIBLE PREFERRED - 21.7%
                                      Banks - 0.6%
        210,000        National Australia Bank, Ltd.
                       7.875%, Series UNIT ................     $ 6,011,250
                                                                ===========
                       Chemical & Agricultural
                                   Products - 1.7%
        485,000        Merrill Lynch & Co., Inc.
                       6.25%, Series IGL, STRYPES
                       (Exchangeable for IMC Global,
                       Inc. common stock) .................      16,853,750
                                                                ===========
                       Communication Systems &
                                   Services - 2.1%
        500,000        AirTouch Communications, Inc.
                       6.00%, Series B ....................      18,750,000
         15,000        Worldcom, Inc.
                       8.00%, DECS ........................       1,876,875
                                                                ===========
                                                                 20,626,875
                                                                ===========
                       Diversified Companies - 0.2%
         35,000        Corning, Inc.
                       6.00%, MIPS                                2,019,063
                                                                ===========
                       Finance & Insurance - 5.1%
        100,000        Aetna, Inc.
                       6.25%, Series C                            7,568,750
        205,000        Allstate Corp. (The)
                       6.76%, DECS (Exchangeable for
                       PMI Group, Inc. common stock)             11,544,062
        100,000        American General Corp.
                       $3.00, Series A, MIPS                      7,300,000
        270,000        Frontier Financing Trust
                       6.25%, TOPRS                              16,267,500
        100,000        St. Paul Capital
                       6.00%, MIPS                                7,581,250
                                                                ===========
                                                                 50,261,562
                                                                ===========
                       Food & Beverage Products - 4.0%
        753,000        Wendys Financing I
                       5.00%, Series A, TECONS                   39,814,875
                                                                ===========
                       Metal Products & Services - 1.2%
        212,800        Freeport McMoRan Copper &
                       Gold, Inc. 7.00%, EDS ..............       4,482,100
        100,000        Timet Capital Trust I
                       6.625%, BUCS, 144A .................       4,750,000
        150,000        Worthington Industries, Inc.
                       7.25%, DECS (Exchangeable for
                       Rouge Steel Co. common stock) ......       2,137,500
                                                                ===========
                                                                 11,369,600
                                                                ===========
                                 Oil/Energy - 0.4%
         50,000        Callon Petroleum Co.
                       8.50%, Series A ....................       1,903,125
         48,000        Nuevo Energy Co. 5.75%, Series A,
                       TECONS .............................       2,349,000
                                                                ===========
                                                                  4,252,125
                                                                ===========

                                   EVERGREEN
                             Income and Growth Fund

                      Schedule of Investments (continued)

                          January 31, 1998 (Unaudited)


    Shares                                              Value
CONVERTIBLE PREFERRED - continued
                 Oil Field Services - 0.7%
  40,000         EVI, Inc.
                 5.00%, 144A .................     $ 1,715,200
 100,000         Hvide Capital Trust
                 6.50%, 144A .................       4,788,000
                                                   ===========
                                                     6,503,200
                                                   ===========
                 Publishing, Broadcasting &
                        Entertainment - 2.3%
220,000 *        Houston Industries, Inc.
                 7.00%, ACES (exchangeable for
                 Time Warner, Inc. common stock)    12,980,000
 303,000         Merrill Lynch & Co., Inc.
                 6.00% STRYPES
                 (exchangeable for Cox
                 Communications, Inc. common
                 stock) ......................       9,582,375
                                                   ===========
                                                    22,562,375
                                                   ===========
                 Telecommunication Services &
                            Equipment - 0.7%
 150,000         Qualcomm Financial Trust I
                 5.75% .......................       7,312,500
                                                   ===========
                       Transportation - 0.4%
  68,400         CNF Trust I
                 5.00%, Series A, TECONS .....       4,360,500
                                                   ===========
                        Utilities-Gas - 0.7%
 200,000         MCN Corp.
                 8.75%, PRIDES ...............       6,475,000
                                                   ===========
                  Utilities-Telephone - 1.6%
 315,000         Philippine Long Distance
                 Telephone Co.,
                 7.00%, Series III ...........      15,868,125
                                                   ===========
                 Total Convertible Preferred
                 (cost $204,933,328)..........     214,290,800
                                                   ===========


    Principal
    Amount                                  Value
CONVERTIBLE DEBENTURES - 5.9%
                     Banks - 0.3%
$ 1,500,000      Magna Group, Inc.
                 8.75%, 11/1/98 ...      2,720,700
                                         =========
                 Business Equipment &

                  Services - 1.2%
                 HMT Technology Corp.
  3,500,000       5.75%, 1/15/04,        2,852,500
                 144A
    400,000       5.75%, 1/15/04 ..        326,000
    750,000      Personnel Group of
                 America, Inc.
                 5.75%, 7/1/04, 144A       915,000
  8,000,000      Quantum Corp.
                 7.00%, 8/1/04 ....      7,790,000
    250,000      Tecnomatix
                 Technologies Ltd.
                 5.25%, 2/15/98, 144A      220,325
                                         =========

                                        12,103,825
                                        ==========




    Principal
     Amount                                                          Value
CONVERTIBLE DEBENTURES - continued
                  Electrical Equipment &
                     Services - 2.1%
$  9,700,000      Kent Electronics Corp.
                  4.50%, 9/1/04 ...........................     $  8,148,000
   9,700,000      Photronics, Inc.
                  6.00%, 6/1/04 ...........................       10,815,500
   1,000,000      Sci Systems, Inc.
                  5.00%, 5/1/06, 144A .....................        1,862,500
                                                                ============
                                                                  20,826,000
                                                                ============
                  Industrial Specialty Products &
                     Services - 0.3%
   2,000,000      Solectron Corp.
                  6.00%, 3/1/06, 144A .....................        2,840,000
                                                                ============
                  Information Services &
                   Technology - 0.3%
   3,000,000      Adaptec, Inc.
                  4.75%, 2/1/04, 144A .....................        2,613,900
                                                                ============
                   Oil/Energy - 0.1%
   1,500,000      Swift Energy Co.
                  6.25%, 11/15/06 .........................        1,470,000
                                                                ============
                  Oil Field Services - 1.6%
                  Key Energy Group, Inc.
   5,750,000       5.00%, 9/15/04, 144A ...................        4,844,375
   1,250,000       7.00%, 7/1/03, 144A ....................        2,543,750
                  Offshore Logistics, Inc.
   3,775,000       6.00%, 12/15/03, 144A ..................        3,926,000
   2,000,000       6.00%, 12/15/03 ........................        2,080,000
   2,000,000      Seacor Holdings, Inc.
                  5.375%, 11/15/06 ........................        2,060,000
                                                                ============
                                                                  15,454,125
                                                                ============
                  Total Convertible Debentures
                  (cost $58,237,571).......................       58,028,550
                                                                ============
SHORT-TERM INVESTMENTS - 1.4%
                  Government Agency Notes &
                        Bonds - 1.4%
                  Federal Home Loan Mortgage
                  Corp.
     200,000       5.38%, 2/12/98 .........................          199,671
   9,850,000       5.40%, 2/27/98 .........................        9,811,585
                  Federal National Mortgage
                  Association
   2,350,000       5.34%, 2/18/98 .........................        2,344,074
     550,000       5.37%, 2/17/98 .........................          548,688
     400,000       5.39%, 2/10/98 .........................          399,461
                                                                ============
                                                                  13,303,479
                                                                ============
                  Total Short-Term Investments
                  (cost $13,303,479).......................       13,303,479
                                                                ============
                  Total Investments -
                   (cost $856,286,837)..........    99.4%        981,353,186
                  Other Assets and
                   Liabilities - Net ...........     0.6           6,109,096
                                                   =====        ============
                  Net Assets ...................   100.0%       $987,462,282
                                                   =====        ============

                                   EVERGREEN
                             Income and Growth Fund

                      Schedule of Investments (continued)

                          January 31, 1998 (Unaudited)

* Non-income producing securities.
+ Investment in a non-controlled affiliate. The Fund owns over 5% of the outstanding voting shares of CB Bancshares, Inc. The Fund has a cost basis of $6,024,625 in this issue at January 31, 1998. The Fund earned $19,250 of income from this investment during the period ended January 31, 1998.



Summary of Abbreviations:
ACES  Automatically Convertible Equity Securities
ADR   American Depository Receipts
BUCS  Beneficial Unsecured Convertible Securities
DECS  Dividend Enhanced Convertible Stock
EDS   Exchangable Depositary Shares
GDS   Global Depositary Shares
MIPS  Monthly Income Preferred Shares
PRIDES Preferred Redeemable Increased Dividend Equity Securities
REIT  Real Estate Investment Trust
STRYPES Structured Yield Product Exchangeable for Stock
TECONS Term Convertible Shares
TOPRS Trust Originated Preferred Securities


144A Rule 144A securities are restricted as to resale to qualified institutional investors.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Small Cap Equity Income Fund

                            Schedule of Investments

                          January 31, 1998 (Unaudited)


       Shares                                        Value
COMMON STOCKS - 66.1%
                     Aerospace &
                     Defense - 1.5%
   87,000            Curtiss Wright Corp.      $3,066,750
                                               ==========
                                      Banks    .8%
 58,750              ABC Bancorp .........      1,145,625
 31,500              Amcore Financial, Inc.       771,750
  3,000              BancorpSouth, Inc. ..        131,063
 10,000              Bank of Essex .......        185,000
  3,800              Britton & Koontz              82,650
                     Capital Corp.
 28,800              BSB Bancorp, Inc. ...        885,600
  7,000              California State Bank .      294,875
  2,500              Carrollton Bancorp ..         95,000
 25,000              CB Bancshares, Inc. .        996,875
 32,550              Commercial Bankshares,       740,512
                     Inc.
  8,200              Community Bancshares,        216,275
                     Inc.
  2,500              First Midwest Bancorp,        99,375
                     Inc.
 30,000              First Oak Brook            1,267,500
                     Bancshares, Inc. Cl. A
 53,761              First State Bancorp .      1,132,341
 14,620              Hudson Chartered             290,572
                     Bancorp, Inc.
 30,000              Independent Bancshares,      506,250
                     Inc.
 13,962              Interchange Financial        403,153
                     Services Corp.
 15,000              James River Bankshares,      307,500
                     Inc.
    800              Northern States              100,000
                     Financial Corp.
  3,125              One Valley Bancorp of
                     West Virginia,
                     Inc. ................        109,570
 19,668              Pacific Century              419,174
                     Financial Corp.
 16,000              South Alabama Bancorp,       400,000
                     Inc.
  8,160              State Financial              244,800
                     Services Corp. Cl. A
  7,500              Susquehanna Bancshares,      270,938
                     Inc.
 11,600              Union Bankshares Corp.       469,800
                                               ==========
                                               11,566,198
                                               ==========
                     Building, Construction
                     & Furnishings    .8%
 28,000              La-Z-Boy Chair Co. ..      1,216,250
 30,100              Shelby Williams              475,956
                                               ==========
                     Industries, Inc.
                                                1,692,206
                                               ==========
                     Business Equipment &
                     Services - 0.2%
 21,400              American Business            428,000
                                               ==========
                     Products, Inc.
                     Capital Goods - 0.3%
 18,300              Manitowoc, Inc. .....        622,200
                                               ==========
                     Chemical & Agricultural
                     Products - 1.1%
  1,000              Hawkins Chemical, Inc.        10,000
 50,000              Learonal, Inc. ......      1,415,625
 25,500              Stepan Co. ..........        710,812
                                               ==========
                                                2,136,437
                                               ==========
                     Consumer Products &
                     Services - 8.1%
200,000              CPI Corp. ...........      4,812,500
 50,000              General Housewares           531,250
                     Corp.
191,440+             Knape & Vogt               4,139,890
                     Manufacturing Co.
 50,300              Mikasa, Inc. Cl. B ..        691,625
 20,000              Polaris Industries,          602,500
                     Inc.
 17,800              Russ Berrie & Co., Inc.      457,237
 50,000              Stride Rite Corp. ...        568,750


       Shares                                        Value
COMMON STOCKS - continued
                     Consumer Products &
                     Services - continued
189,600              York Group, Inc. ....     $4,313,400
                                               ==========
                                               16,117,152
                                               ==========
                     Diversified
                     Companies - 2.4%
112,000              Mathews International      4,795,000
                                               ==========
                     Corp. Cl. A
                     Electrical Equipment &
                     Services - 1.1%
 36,200              BGS Systems, Inc. ...      1,321,300
 37,500              Computer Language            836,719
                     Research, Inc.            ==========

                                                2,158,019
                                               ==========
                     Finance &
                     Insurance - 4.4%
 26,600              Arthur J. Gallagher &
                     Co. .................        984,200
 80,000              FFVA Financial Corp.       2,835,000
  5,000              LaSalle Re Holdings
                     Ltd. ...............         169,375
122,500              Pxre Corp. ..........      4,149,687
 16,000              Trenwick Group, Inc.         556,000
                                               ==========
                                                8,694,262
                                               ==========
                     Food & Beverage
                     Products - 1.5%
 75,900              Bridgford Foods Corp. .      929,775
 20,000              Lance, Inc. .........        470,000
 16,000              Luby's Cafeterias, Inc.      256,000
 76,100              Piccadilly Cafeterias,       799,050
                     Inc.
  8,000              Schultz Sav O Stores,        122,000
                     Inc.
 39,400              Smithfield Companies, Inc.   472,800
                                               ==========
                                                3,049,625
                                               ==========
                     Healthcare Products &
                                   Services - 0.2%
 15,000              West Co., Inc. (The)         458,438
                                               ==========
                     Industrial Specialty
                     Products & Services    .8%
 24,500              Badger Meter, Inc.           851,375
 72,297              Flowserve Corp.            1,933,945
 84,100              Gorman Rupp Co.            1,639,950
 18,700              Met-Pro Corp.                289,850
 42,000              Minuteman                    438,375
                     International, Inc.
  9,000              Oilgear Co.                  128,250
 55,800              Raven Industries, Inc.     1,262,475
 46,400              Spartech Corp. ......        748,200
  8,000              Woodward Governor Co. .      254,000
                                               ==========
                                                7,546,420
                                               ==========
                      Machinery-Diversified - 1.2%
 65,800              Hardinge Brothers, Inc.    2,171,400
  5,800              Tennant Co. .........        205,900
                                               ==========
                                                2,377,300
                                               ==========
                     Oil / Energy - 6.6%
106,000              Berry Petroleum Co. Cl. A  1,643,000
155,500              Cabot Oil & Gas Corp.      3,080,844
                     Cl. A
105,600              Penn Virginia Corp. .      2,970,000
123,000              Quaker State Corp. ..      1,675,875
270,000              Southwestern Energy Co.    2,970,000
 67,600              Wiser Oil Co. .......        887,250
                                               ==========
                                               13,226,969
                                               ==========

                                   EVERGREEN
                          Small Cap Equity Income Fund

                      Schedule of Investments (continued)

                          January 31, 1998 (Unaudited)

        Shares                                                         Value
COMMON STOCKS - continued
                      Oil Field Services - 1.9%
  121,200             Lufkin Industries, Inc. ..............     $ 3,696,600
                                                                 ===========
                      Paper & Packaging - 0.0% (a)
    3,550             Tuscarora, Inc. ......................          58,131
                                                                 ===========
                      Real Estate - 6.4%
   86,291             Bradley Real Estate, Inc. REIT .......       1,774,359
   10,000             Brandywine Realty Trust REIT .........         240,000
   80,000             Eastgroup Properties, Inc. REIT ......       1,680,000
   23,000             Equity Residential Properties Trust REIT     1,175,875
   95,000             Gables Residential Trust REIT ........       2,594,687
   60,000             Innkeepers USA Trust REIT ............         918,750
    1,000             Kranzco Realty Trust REIT ............          19,250
   30,000             Parkway Properties, Inc. REIT ........       1,023,750
   47,540             Post Property, Inc. REIT .............       1,827,319
   22,500             Sovran Self Storage, Inc. REIT .......         691,875
    4,000             Summit Properties, Inc. REIT .........          80,500
   50,000             Sunstone Hotel Investors, Inc. REIT ..         840,625
                                                                 ===========
                                                                  12,866,990
                                                                 ===========
                      Telecommunication Services &
                        Equipment - 0.3%
  126,000             Rohn Industries, Inc. ................         661,500
                                                                 ===========
                      Textile & Apparel - 1.0%
  120,200             Superior Surgical Manufacturing Co.,
                      Inc. .................................       1,893,150
                                                                 ===========
                      Thrift Institutions - 4.6%
   14,000             Cenfed Financial Corp. ...............         556,500
    6,000             First Essex Bancorp, Inc. ............         124,500
    4,000             First Financial Holdings, Inc. .......         202,000
   16,000             First Palm Beach Bancorp, Inc. .......         592,000
  211,000             Horizon Financial Corp. ..............       3,639,750
   38,000             Jacksonville Bancorp, Inc. ...........         760,000
   30,000             Life Bancorp, Inc. ...................       1,016,250
   24,000             Maryland Federal Bancorp, Inc. .......         738,000
   92,000             Virginia Beach Federal Financial Corp. .     1,633,000
                                                                 ===========
                                                                   9,262,000
                                                                 ===========
                      Utilities - Electric - 2.8%
   18,300             Interstate Power Co. .................         637,069
  124,100             Madison Gas & Electric Co. ...........       2,730,200
   26,000             Northwestern Public Service Co. ......         576,875
   33,000             Otter Tail Power Co. .................       1,241,625
   12,000             TNP Enterprises, Inc. ................         401,250
                                                                 ===========
                                                                   5,587,019
                                                                 ===========
                      Utilities - Gas - 6.9%
   34,200             Chesapeake Utilities Corp. ...........         675,450
   30,000             Connecticut Energy Corp. .............         815,625
   80,000             CTG Resources, Inc. ..................       1,915,000
   64,800             Delta Natural Gas Co., Inc. ..........       1,166,400
   40,000             Eastern Enterprises ..................       1,655,000
   27,400             NUI Corp. ............................         732,950
   22,600             Providence Energy Corp. ..............         500,025
   76,600             Public Service Co. of North Carolina,
                      Inc. .................................       1,603,813
    1,000             South Jersey Industries, Inc. ........          30,125
   56,000             Southwest Gas Corp. ..................         997,500


        Shares                                                         Value
COMMON STOCKS - continued
                      Utilities - Gas - continued
   85,000             UGI Corp. ............................     $ 2,406,562
   50,000             Yankee Energy System, Inc. ...........       1,259,375
                                                                 ===========
                                                                  13,757,825
                                                                 ===========
                      Utilities - Telephone - 0.8%
   44,700             Hickory Tech Corp. ...................       1,614,788
                                                                 ===========
                      Other Securities - 2.4% ..............       4,776,519
                                                                 ===========
                      Total Common Stocks
                      (cost $121,784,618)...................     132,109,498
                                                                 ===========
CONVERTIBLE PREFERRED - 5.7%
                      Finance & Insurance - 2.2%
   12,000             American Heritage Life Investment
                      Corp.
                      8.50%, PRIDES ........................         718,500
   60,000             Frontier Financing Trust
                      6.25%, TOPRS .........................       3,615,000
                                                                 ===========
                                                                   4,333,500
                                                                 ===========
                      Metal Products & Services - 0.9%
  118,000             Worthington Industries, Inc.
                      7.25%, DECS (exchangeable for
                      Rouge Steel Co. common stock) ........       1,681,500
                                                                 ===========
                       Oil/Energy - 0.3%
   16,000             Callon Petroleum Co.
                      8.50%, Series A ......................         609,000
                                                                 ===========
                      Oil Field Services - 2.3%
   40,000             Hvide Capital Trust
                      6.50%, 144A ..........................       1,915,200
   57,000             Hvide Capital Trust
                      6.50% ................................       2,729,160
                                                                 ===========
                                                                   4,644,360
                                                                 ===========
                      Total Convertible Preferred
                      (cost $12,382,375)....................      11,268,360
                                                                 ===========


   Principal
    Amount                                      Value
CONVERTIBLE DEBENTURES - 15.2%
                       Banks - 0.4%
$  700,000      First State Bancorp
                7.50%, 4/30/17 ........         882,000
                                            ===========
                Building, Construction &
                 Furnishings - 1.5%
 2,500,000      Eagle Hardware & Garden,
                Inc.
                6.25%, 3/15/01 ........     2,956,250
                                            ===========
                Business Equipment &
                    Services - 1.2%
 2,600,000      HMT Technology Corp.
                5.75%, 1/15/04 ........     2,119,000
   200,000      Personnel Group of
                America, Inc.
                5.75%, 7/1/04, 144A ...       244,000
                                            ===========
                                            2,363,000
                                            ===========
                Electrical Equipment &
                    Services - 1.7%
 3,050,000      Photronics, Inc.
                6.00%, 6/1/04 .........     3,400,750
                                            ===========

                                   EVERGREEN
                          Small Cap Equity Income Fund

                      Schedule of Investments (continued)

                          January 31, 1998 (Unaudited)


   Principal
    Amount                                                 Value
CONVERTIBLE DEBENTURES - continued
              Healthcare Products &
               Services - 0.2%
 $   480,000  Meridian Diagnostics, Inc.
              7.00%, 9/1/06 .......................    $    436,800
                                                       ============
              Industry Specialty Products &
               Services - 0.4%
     610,000  Robbins & Myers, Inc.
              6.50%, 9/1/03 .......................         793,000
                                                       ============
              Leisure & Tourism - 3.4%
   3,000,000  Family Golf Centers, Inc.
              5.75%, 10/15/04, 144A ...............       3,345,000
   3,370,000  Speedway Motorsports, Inc.
              5.75%, 9/30/03 ......................       3,365,788
                                                       ============
                                                          6,710,788
                                                       ============
              Oil Field Services - 4.8%
              Key Energy Group, Inc.
   3,250,000   5.00%, 9/15/04, 144A ...............       2,738,125
     250,000   7.00%, 7/1/03, 144A ................         508,750
              Offshore Logistics, Inc.
   1,425,000   6.00%, 12/15/03, 144A ..............       1,482,000
   1,750,000   6.00%, 12/15/03 ....................       1,820,000
   3,000,000  Seacor Holdings, Inc.
               5.375%, 11/15/06 ...................       3,090,000
                                                       ============
                                                          9,638,875
                                                       ============
              Retailing & Wholesale - 1.6%
              Central Garden & Pet Co.
     500,000   6.00%, 11/15/03, 144A ..............         637,500
   2,000,000   6.00%, 11/15/03 ....................       2,550,000
                                                       ============
               ....................................       3,187,500
                                                       ============
              Total Convertible Debentures
              (cost $30,493,999)...................      30,368,963
                                                       ============


   Principal
    Amount                                                 Value
SHORT-TERM INVESTMENTS - 11.5%
              Government Agency Notes &
                 Bonds - 11.5%
 $ 3,570,000  Federal Home Loan Bank
              5.37%, 2/20/98 ......................    $  3,559,882
              Federal Home Loan Mortgage Corp.
   2,955,000   5.38%, 2/12/98 .....................       2,950,142
   2,070,000   5.38%, 2/20/98 .....................       2,064,123
   1,200,000   5.39%, 2/13/98 .....................       1,197,844
   1,350,000   5.40%, 2/27/98 .....................       1,344,735
              Federal National Mortgage Association
     720,000   5.34%, 2/18/98 .....................         718,184
   1,255,000   5.37%, 2/17/98 .....................       1,252,005
   2,470,000   5.38%, 2/9/98 ......................       2,467,047
     840,000   5.39%, 2/10/98 .....................         838,868
     785,000   5.41%, 2/19/98 .....................         782,876
   5,900,000   5.42%, 2/27/98 .....................       5,876,905
                                                       ============
                                                         23,052,611
                                                       ============
              Total Short-Term Investments
              (cost $23,052,611)...................      23,052,611
                                                       ============
              Total Investments -
              (cost $187,713,603).........  98.5%       196,799,432
              Other Assets and
              Liabilities - Net ..........   1.5          3,028,814
                                           =====       ============
              Net Assets ................. 100.0%      $199,828,246
                                           =====       ============


*   Non-income producing securities.
+ Investment in a non-controlled affiliate. The Fund owns over 5% of the outstanding voting shares of Knape & Vogt Manufacturing Co. The Fund has a cost basis of $3,959,237 in this issue at January 31, 1998. The Fund earned $28,156 of income from this investment during the period ended January 31, 1998.
(a) Less than one-tenth of a percent.


Summary of Abbreviations:
DECS  Dividend Enhanced Convertible Stock
PRIDES Preferred Redeemable Increased Dividend Equity Securities
REIT  Real Estate Investment Trust
TOPRS Trust Originated Preferred Securities
144A Rule 144A securities are restricted as to resale to qualified institutional investors.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Utility Fund

                            Schedule of Investments

                          January 31, 1998 (Unaudited)

   Shares                                              Value
COMMON STOCKS - 79.6%
                            Banks - 2.5%
   40,000   BankBoston Corp. ..................    $  3,580,000
                                                   ============
                       Oil/Energy - 5.2%
  100,000   Enron Corp. .......................       4,143,750
   75,000   Sonat, Inc. .......................       3,276,563
                                                   ============
                                                      7,420,313
                                                   ============
            Real Estate - 2.6%
  100,000   FelCor Suite Hotels, Inc. REIT ....       3,731,250
                                                   ============
              Utilities-Electric - 49.3%
   82,000   American Electric Power Co., Inc. .       4,043,625
  100,000   Central Hudson Gas & Electric Corp.       3,981,250
  100,000   Cinergy Corp. .....................       3,450,000
  150,000   Companhia Paranaense De
            Energia-Copel, Plc-ADR ............       1,800,000
   75,000   Duke Power Co. ....................       4,064,062
  150,000   Enova Corp. .......................       3,806,250
   70,000   FPL Group, Inc. ...................       4,016,250
  170,000   Houston Industries, Inc. ..........       4,441,250
  145,000   Long Island Lighting Co. ..........       4,223,125
   80,000   New Century Energies, Inc. ........       3,645,000
  115,000   New York State Electric & Gas Corp.       4,053,750
   80,000   NIPSCO Industries, Inc. ...........       4,085,000
  100,000   PacifiCorp ........................       2,318,750
  100,000   Pinnacle West Capital Corp. .......       4,000,000
  150,000   PP&L Resources, Inc. ..............       3,281,250
  100,000   Public Service Enterprise Group, Inc.     3,100,000
  100,000   Texas Utilities Co. ...............       4,112,500
  120,000   UtiliCorp United, Inc. ............       4,245,000
  125,000   WPL Holdings, Inc. ................       4,007,813
                                                   ============
                                                     70,674,875
                                                   ============
                    Utilities-Gas - 2.5%
   50,000   Northwest Natural Gas Co. .........       1,331,250
   60,000   Peoples Energy Corp. ..............       2,265,000
                                                   ============
                                                      3,596,250
                                                   ============
             Utilities-Telephone - 17.5%
   80,000   Ameritech Corp. ...................       3,435,000
   70,000   BellSouth Corp. ...................       4,239,375
  100,000   GTE Corp. .........................       5,456,250
   50,000   SBC Communications, Inc. ..........       3,887,500
   60,000   Sprint Corp. ......................       3,562,500
   95,000   U.S. West Communications Group,
            Inc. ..............................       4,571,875
                                                   ============
                                                     25,152,500
                                                   ============
            Total Common Stocks
            (cost $90,317,688).................     114,155,188
                                                   ============


   Shares                                              Value
CONVERTIBLE PREFERRED - 19.5%
            Communication Systems &
                         Services - 3.0%
  115,000   AirTouch Communications, Inc.
            6.00%, Series B ...................    $  4,312,500
                                                   ============
            Oil Field Services - 2.4%
   80,000   EVI, Inc.
            5.00%, 144A .......................       3,430,400
                                                   ============
            Publishing, Broadcasting &
                    Entertainment - 2.5%
   60,000   Houston Industries Inc.
            (Exchangeable for Time Warner
            common stock) 7.00%, ACES .........       3,540,000
                                                   ============
            Telecommunication Services &
            Equipment - 2.4% ..................
   70,000   Qualcomm Financial Trust I
            5.75% .............................       3,412,500
                                                   ============
                        Utilities - 2.3%
   50,000   AES Trust I
            5.375%, Series A, TECONS ..........       3,300,000
                                                   ============
                    Utilities-Gas - 2.9%
   70,000   MCN Financing III
            8.00% PRIDES ......................       4,226,250
                                                   ============
              Utilities-Telephone - 4.0%
  100,000   Sprint Corp. (Exchangeable for
            Southern N.E. Telephone Common
            Stock)
            8.25%, DECS .......................       5,750,000
                                                   ============
             Total Convertible Preferred
            (cost $22,771,970) ................      27,971,650
                                                   ============


   Principal
    Amount
REPURCHASE AGREEMENT - 0.6%
$   887,376   Donaldson, Lufkin & Jenrette
              Securities Corp., (purchased
              1/31/98; 5.58% maturing 2/2/98;
              maturity value $887,789; cost
              $887,376 (a).....................         887,376
                                                        =======
              Total Investments -
               (cost $113,977,034)....  99.7%       143,014,214
              Other Assets and
              Liabilities - Net ......   0.3            429,144
                                       =====        ===========
              Net Assets ............. 100.0%      $143,443,358
                                       =====        ===========


(a)  At January 31, 1998, the repurchase agreement was fully collateralized by:
 $847,000 U.S. Treasury Notes, 6.125%, 8/15/07; value including accrued interest - $905,219.

Summary of Abbreviations:
ACES  Automatically Convertible Equity Securities
ADR   American Depository Receipt
DECS  Dividend Enhanced Convertible Stock
PRIDES Preferred Redeemable Increased Dividend Equity Securities
REIT  Real Estate Investment Trust
TECONS Term Convertible Shares
144A Rule 144A securities are restricted as to resale to qualified institutional investors.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   Value Fund

                            Schedule of Investments

                          January 31, 1998 (Unaudited)


       Shares                                                         Value
COMMON STOCKS - 97.5%
                     Automotive Equipment &
                      Manufacturing - 1.9%
    337,200          Ford Motor Co. .......................     $17,197,200
                                                                ===========
                             Banks - 17.9%
     53,800          Banc One Corp. .......................       3,006,075
    215,300          BankBoston Corp. .....................      19,269,350
    163,600          Bankers Trust Corp. ..................      17,065,525
     51,100          Chase Manhattan Corp. ................       5,477,281
     40,400          Citicorp .............................       4,807,600
   269,100 +         CoreStates Financial Corp. ...........      20,586,150
    242,200          First Chicago NBD Corp. ..............      18,074,175
    228,700          First Tennessee National Corp. .......      13,464,712
     80,425          Fleet Financial Group, Inc. ..........       5,760,441
    218,000          NationsBank Corp. ....................      13,080,000
    123,800          SouthTrust Corp. .....................       6,986,963
    193,800          Summit Bancorp .......................       9,690,000
    107,600          Union Planters Corp. .................       6,617,400
    271,300          Wachovia Corp. .......................      21,093,575
                                                                ===========
                                                                164,979,247
                                                                ===========
                     Building, Construction &
                        Furnishings - 1.1%
    204,500          Masco Corp. ..........................      10,071,625
                                                                ===========
                     Chemical & Agricultural
                           Products - 1.9%
    197,100          Dow Chemical Co. .....................      17,739,000
                                                                ===========
                     Communication Systems &
                           Services - 1.2%
   182,050 *         Cisco Systems, Inc. ..................      11,480,528
                                                                ===========
                     Consumer Products &
                           Services - 2.5%
   462,900 *         Cendant Corp. ........................      15,680,738
    102,300          Colgate-Palmolive Co. ................       7,493,475
                                                                ===========
                                                                 23,174,213
                                                                ===========
                     Diversified Companies - 3.5%
    156,100          AlliedSignal, Inc. ...................       6,078,144
   592,000 *         Tyco International Ltd. ..............      26,270,000
                                                                ===========
                                                                 32,348,144
                                                                ===========
                     Electrical Equipment &
                           Services - 3.5%
    362,300          General Electric Co. .................      28,078,250
   167,100 *         Silicon Valley Group, Inc. ...........       3,738,862
                                                                ===========
                                                                 31,817,112
                                                                ===========
                     Finance & Insurance - 5.4%
    148,000          Allstate Corp. (The) .................      13,098,000
     64,600          American International Group, Inc. ...       7,126,187
     91,500          Loews Corp. ..........................       9,132,844
    177,600          ReliaStar Financial Corp. ............       7,370,400
     53,800          Travelers Group, Inc. ................       2,663,100
    242,200          Travelers Property Casualty Corp. Cl. A     10,111,850
                                                                ===========
                                                                 49,502,381
                                                                ===========
                     Food & Beverage Products - 7.3%
    797,400          American Stores Co. ..................      17,343,450
    107,600          Coca Cola Co. ........................       6,967,100
    435,000          Fortune Brands, Inc. .................      16,638,750


       Shares                                                         Value
COMMON STOCKS - continued
                     Food & Beverage Products -
                      continued
    478,100          Philip Morris Companies, Inc. ........     $19,841,150
    115,700          Sara Lee Corp. .......................       6,312,881
                                                                ===========
                                                                 67,103,331
                                                                ===========
                     Healthcare Products &
                          Services - 12.1%
    269,100          Bristol-Myers Squibb Co. .............      26,825,907
    306,800          HBO & Co. ............................      16,049,475
   516,700 *         HEALTHSOUTH Corp. ....................      11,593,456
    226,700          Johnson & Johnson ....................      15,174,731
     91,500          Pfizer, Inc. .........................       7,497,281
    145,300          SmithKline Beecham Plc, ADR ..........       9,162,981
    726,599          Tenet Healthcare Corp. ...............      25,067,666
                                                                ===========
                                                                111,371,497
                                                                ===========
                     Information Services &
                         Technology - 8.6%
   150,700 *         3Com Corp. ...........................       4,982,519
   215,300 *         Applied Materials, Inc. ..............       7,064,531
   453,010 *         Cabletron Systems, Inc. ..............       6,540,332
   236,800 *         EMC Corp. ............................       7,710,800
    129,600          Intel Corp. ..........................      10,497,600
    121,100          International Business Machines Corp.       11,951,056
   376,700 *         Sun Microsystems, Inc. ...............      18,058,056
    249,700          Varian Associates, Inc. ..............      12,734,700
                                                                ===========
                                                                 79,539,594
                                                                ===========
                     Metal Products & Services - 1.9%
    61,400 *         Alumax, Inc. .........................       2,137,488
    123,600          Aluminum Co. of America ..............       9,439,950
    168,500          USX United States Steel Group ........       5,623,687
                                                                ===========
                                                                 17,201,125
                                                                ===========
                        Oil/Energy - 14.2%
    184,600          Ashland, Inc. ........................       9,737,650
     83,400          Atlantic Richfield Co. ...............       6,202,875
    526,100          Cabot Corp. ..........................      14,862,325
    133,300          Mobil Corp. ..........................       9,081,063
    343,100          Sonat, Inc. ..........................      14,989,181
    166,600          Texaco, Inc. .........................       8,673,613
    726,600          Tosco Corp. ..........................      24,295,687
    519,400          Ultramar Diamond Shamrock Corp. ......      17,302,512
    905,600          Williams Companies, Inc. (The) .......      25,809,600
                                                                ===========
                                                                130,954,506
                                                                ===========
                     Oil Field Services - 1.1%
    152,900          Diamond Offshore Drilling, Inc. ......       6,832,719
   113,020 *         R & B Falcon Corp. ...................       3,418,855
                                                                ===========
                                                                 10,251,574
                                                                ===========
                     Retailing & Wholesale - 2.1%
   153,400 *         Federated Department Stores, Inc. ....       6,500,325
    283,100          Sears, Roebuck & Co. .................      13,040,294
                                                                ===========
                                                                 19,540,619
                                                                ===========
                     Telecommunication Services &
                          Equipment - 1.3%
    160,400          Nokia Corp. ADR ......................      12,190,400
                                                                ===========

                                   EVERGREEN
                                   Value Fund

                      Schedule of Investments (continued)

                          January 31, 1998 (Unaudited)

   Shares                                      Value
COMMON STOCKS - continued
            Textile & Apparel - 0.7%
   150,700  V. F. Corp. ...............    $  6,442,425
                                           ============
                 Transportation - 2.8%
   141,100  Burlington Northern Santa Fe     12,240,425
   440,600  Norfolk Southern Corp. ....      13,906,438
                                           ============
                                             26,146,863
                                           ============
             Utilities-Electric - 4.9%
   457,500  Cinergy Corp. .............      15,783,750
   269,100  CMS Energy Corp. ..........      11,453,569
    58,400  GPU, Inc. .................       2,295,850
   412,700  Houston Industries, Inc. ..      10,781,787
   215,300  PacifiCorp ................       4,992,269
                                           ============
                                             45,307,225
                                           ============
                  Utilities-Gas - 1.6%
   361,600  NICOR Inc. ................      14,554,400
                                           ============
            Total Common Stocks
            (cost $683,652,064)........     898,913,009
                                           ============


   Shares                                      Value
CONVERTIBLE PREFERRED - 0.8%
            Capital Goods - 0.8%
    52,800  Case Corp.
            4.50%, Series A, 144A .....    $  7,233,600
                                           ============
            Total Convertible Preferred
            (cost $6,904,275)..........       7,233,600
                                           ============


   Principal
    Amount
REPURCHASE AGREEMENT - 1.6%
$15,362,167    Donaldson, Lufkin & Jenrette
               Securities
               Corp., purchased 1/30/98, 5.58%,
               maturing 2/2/98, maturity value
               $15,369,310; cost $15,362,167 (a)    15,362,167
                                                    ==========
               Total Investments -
                (cost $705,918,506)..  99.9%       921,508,776
               Other Assets and
                Liabilities - Net ...   0.1            613,278
                                      =====        ===========
               Net Assets ........... 100.0%      $922,122,054
                                      =====        ===========

*   Non-income producing securities.
+ At January 31, 1998 the Fund owned 269,100 shares of common stock of CoreStates Financial Corp., at a cost of $10,350,124. During the six-month period ended January 31, 1998, the Fund earned $654,750 in dividend income from this investment. These shares were purchased before the announcement of the acquisition of CoreStates Financial Corp. by First Union Corp.
(a) At January 31, 1998, the repurchase agreement was fully collateralized by:
    $622,000 U.S. Treasury Notes, 7.125%, 9/30/99; value including accrued interest - $653,909, $143,000 U.S. Treasury Notes, 6.00%, 8/15/00; value including accrued interest - $147,937, $2,200,000 U.S. Treasury Notes, 7.50%, 2/15/05; value including accrued interest - $2,520,789, $280,000 U.S.
    Treasury Notes, 6.625%, 5/15/07; value including accrued interest - $304,248, and $10,074,000 U.S. Treasury Bonds, 7.50%, 11/15/16; value including accrued interest - $12,045,157.

Summary of Abbreviations:
ADR   American Depository Receipts

144A Rule 144A securities are restricted as to resale to qualified institutional investors.



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Fund for Total Return

                            Schedule of Investments

                          January 31, 1998 (Unaudited)


       Shares                                           Value
COMMON STOCKS - 90.6%
                     Automotive Equipment &
                      Manufacturing - 3.5%
   30,000            Federal-Mogul Corp. ....     $1,350,000
   50,000            Ford Motor Co. .........      2,550,000
  40,000 *           Lear Corp. .............      1,987,500
                                                  ----------
                                                   5,887,500
                                                  ----------
                              Banks - 5.9%
   30,000            BankAmerica Corp. ......      2,131,875
   30,000            BankBoston Corp. .......      2,685,000
   15,000            Chase Manhattan Corp. ..      1,607,812
   50,000            Fleet Financial Group,        3,581,250
                                                  ----------
                     Inc.
                                                  10,005,937
                                                  ----------
                     Building, Construction &
                        Furnishings - 1.1%
   75,000            Furniture Brands              1,935,938
                                                  ----------
                     International, Inc.
                     Business Equipment &
                           Services - 1.7%
  75,000 *           Thermo Electron Corp. ..      2,925,000
                                                  ----------
                     Capital Goods - 0.9%
   50,000            Regal Beloit Corp. .....      1,509,375
                                                  ----------
                     Chemical & Agricultural
                     Products - 3.4% ..........
   30,000            Du Pont (E. I.) De Nemours    1,698,750
                     & Co.
   50,000            Monsanto Co. ...........      2,371,875
   50,000            Morton International, Inc.    1,650,000
                                                  ----------
                                                   5,720,625
                                                  ----------
                     Consumer Products &
                           Services - 3.0%
   15,000            Gillette Co. (The) .....      1,481,250
   20,000            Procter & Gamble Co. (The)    1,567,500
   35,000            Whirlpool Corp. ........      2,023,437
                                                  ----------
                                                   5,072,187
                                                  ----------
                     Diversified
                     Companies - 3.5%
  75,000 *           Owens Illinois, Inc. ...      2,728,125
   70,000            Tyco International Ltd.       3,106,250
                                                  ----------
                                                   5,834,375
                                                  ----------
                     Electrical Equipment &
                           Services - 5.6%
   30,000            Emerson Electric Co. ...      1,815,000
   70,000            General Electric Co. ...      5,425,000
  50,000 *           Solectron Corp. ........      2,162,500
                                                  ----------
                                                   9,402,500
                                                  ----------
                     Finance & Insurance - 6.3%
  25,000 *           Hartford Life, Inc. Cl. A     1,070,313
   15,000            Loews Corp. ............      1,497,187
   50,000            Nationwide Financial          1,834,375
                     Services, Inc. Cl. A
   20,000            PMI Group, Inc. (The) ..      1,356,250
   35,000            SLM Holding Corp. ......      1,474,375
   37,500            Travelers Group, Inc. ..      1,856,250
   35,000            Travelers Property            1,461,250
                                                  ----------
                     Casualty Corp. Cl. A
                                                  10,550,000
                                                  ----------


       Shares                                           Value
COMMON STOCKS - continued
                     Food & Beverage
                     Products - 4.9%
   25,000            Anheuser Busch Companies,    $1,123,438
                     Inc.
   35,000            H.J. Heinz Co. .........      1,940,312
   18,900            International Home Foods,       499,669
                     Inc.
   14,600            Keebler Foods Co. ......        401,500
   30,000            Nabisco Holdings Corp. Cl.    1,241,250
                     A
   75,000            Philip Morris Companies,      3,112,500
                                                  ----------
                     Inc.
                                                   8,318,669
                                                  ----------
                     Healthcare Products &
                          Services - 12.2%
   60,000            American Home Products        5,726,250
                     Corp.
   50,000            Bristol-Myers Squibb Co. .    4,984,375
   19,100            Guidant Corp. ..........      1,227,175
   60,000            Johnson & Johnson ......      4,016,250
   40,000            Merck & Co., Inc. ......      4,690,000
                                                  ----------
                                                  20,644,050
                                                  ----------
                     Industrial Specialty
                     Products &
                           Services - 2.0%
   35,000            Trinity Industries, Inc.      1,583,750
  50,000 *           USA Waste Services, Inc.      1,837,500
                                                  ----------
                                                   3,421,250
                                                  ----------
                     Information Services &
                         Technology - 4.9%
  50,033 *           Analog Devices, Inc. ...      1,475,973
   50,000            Compaq Computer Corp. ..      1,503,125
   10,000            Intel Corp. ............        810,313
   30,000            International Business        2,960,625
                     Machines Corp.
  10,000 *           Microsoft Corp. ........      1,492,187
                                                  ----------
                                                   8,242,223
                                                  ----------
                     Leisure & Tourism - 1.2%
   35,000            Carnival, Corp. Cl. A ..      1,953,438
                                                  ----------
                         Oil/Energy - 5.9%
   15,000            Amoco Corp. ............      1,220,625
   10,000            Atlantic Richfield Co. .        743,750
   15,000            Burlington Resources, Inc.      641,250
   15,000            Chevron Corp. ..........      1,122,188
   20,000            Exxon Corp. ............      1,186,250
   12,000            Mobil Corp. ............        817,500
   18,700            Pennzoil Co. ...........      1,208,487
   20,000            Sonat, Inc. ............        873,750
   24,000            Texaco, Inc. ...........      1,249,500
   25,000            Unocal Corp. ...........        859,375
                                                  ----------
                                                   9,922,675
                                                  ----------
                     Oil Field Services - 2.5%
   25,000            Camco International, Inc.     1,367,187
   16,000            Halliburton Co. ........        719,000
   50,000            Nabors Industries Inc. .      1,196,875
   12,000            Schlumberger Ltd. ......        884,250
                                                  ----------
                                                   4,167,312
                                                  ----------
                     Paper & Packaging - 1.4%
  100,000            Unisource Worldwide, Inc.     1,418,750
   20,000            Weyerhaeuser Co. .......        996,250
                                                  ----------
                                                   2,415,000
                                                  ----------

                                   EVERGREEN
                             Fund for Total Return

                      Schedule of Investments (continued)

                          January 31, 1998 (Unaudited)


     Shares                                                    Value
COMMON STOCKS - continued
                Publishing, Broadcasting &
                       Entertainment - 1.3%
       75,000   CBS Corp. .............................    $  2,245,313
                                                           ------------
                Real Estate - 7.7%
      40,000 *  Boston Properties, Inc. REIT ..........       1,422,500
       25,000   Camden Property Trust REIT ............         745,313
      50,000 *  Equity Office Properties Trust REIT ...       1,515,625
       25,000   Equity Residential Properties Trust REIT      1,278,125
       30,000   First Industrial Realty Trust, Inc. REIT      1,076,250
       26,800   Highwoods Properties, Inc. REIT REIT ..         969,825
       44,999   Patriot American Hospitality, Inc. REIT .     1,153,099
       49,000   Prentiss Properties Trust REIT ........       1,335,250
       25,000   Spieker Properties, Inc. REIT .........       1,056,250
       30,000   Storage USA, Inc. REIT ................       1,171,875
       50,000   Tower Realty Trust, Inc. REIT .........       1,268,750
                                                           ------------
                                                             12,992,862
                                                           ------------
                Retailing & Wholesale - 3.0%
      50,000 *  Costco Companies, Inc. ................       2,170,312
       14,300   J. C. Penney Co., Inc. ................         963,463
       50,000   Wal-Mart Stores, Inc. .................       1,993,750
                                                           ------------
                                                              5,127,525
                                                           ------------
                Telecommunications Services &
                           Equipment - 1.0%
       30,000   Teleport Communications Group Cl. A ...       1,674,375
                                                           ------------
                      Transportation - 2.3%
       50,300   Canadian National Railway Co. .........       2,511,856
      100,000   Laidlaw, Inc. .........................       1,425,000
                                                           ------------
                                                              3,936,856
                                                           ------------
                 Utilities-Telephone - 5.4%
       40,000   Ameritech Corp. .......................       1,717,500
       50,000   AT&T Corp. ............................       3,131,250
       20,000   BellSouth Corp. .......................       1,211,250
       20,000   GTE Corp. .............................       1,091,250
       25,000   SBC Communications, Inc. ..............       1,943,750
                                                           ------------
                                                              9,095,000
                                                           ------------
                Total Common Stocks
                (cost $113,902,016)....................     152,999,985
                                                           ------------
CONVERTIBLE PREFERRED - 6.2%
                Automotive Equipment &
                       Manufacturing - 1.0%
       35,000   BTI Capital Trust
                 6.50%, 144A ..........................       1,715,000
                                                           ------------
                Finance & Insurance - 3.1%
       15,000   Allstate Corp. (The)
                 6.76%, DECS (Exchangeable for
                PMI Group, Inc. common stock) .........         844,687


     Shares                                                    Value
CONVERTIBLE PREFERRED - continued
       10,000   Conseco, Inc.
                 7.00%, PRIDES ........................    $  1,563,750
       30,000   Newell Financial Trust I
                 5.25%, 144A ..........................       1,571,250
       27,500   SunAmerica, Inc.
                 $3.188, PERCS ........................       1,294,219
                                                           ------------
                                                              5,273,906
                                                           ------------
                Retailing & Wholesale - 1.5%
       50,000   Kmart Financing I
                 7.75% ................................       2,575,000
                                                           ------------
                Telecommunication Services &
                           Equipment - 0.6%
       15,000   Loral Space & Communications Ltd.
                 6.00%, 144A ..........................         937,500
                                                           ------------
                Total Convertible Preferred
                (cost $8,917,873)......................      10,501,406
                                                           ============


    Principal
     Amount
CONVERTIBLE DEBENTURES - 2.7%
                Consumer Products &
                 Services - 1.5%
 $  1,000,000   CUC International, Inc.
                 3.00%, 2/15/02, 144A ..............        1,260,630
    1,000,000   Sunrise Assisted Living, Inc.
                 5.50%, 6/15/02, 144A ..............        1,280,220
                                                            ---------
                                                            2,540,850
                                                            ---------
                Environmental Services - 0.3%
      290,000   US Filter Corp.
                 6.00%, 9/15/05, 144A ..............          528,163
                                                            ---------
                Industrial Specialty Products &
                 Services - 0.3%
      400,000   Robbins & Myers, Inc.
                 6.50%, 9/1/03 .....................          580,000
                                                            ---------
                Retailing & Wholesale - 0.6%
      750,000   Staples, Inc.
                 4.50%, 10/1/00, 144A ..............          975,000
                                                            ---------
                Total Convertible Debentures
                (cost $3,440,000)...................        4,624,013
                                                            ---------
REPURCHASE AGREEMENT - 2.5%
    4,150,000   Keystone Joint Repurchase Agreement,
                Investments in repurchase
                agreements, in a joint trading account
                purchased 1/30/98, 5.61%, maturing
                2/2/98, maturity value $4,151,940 (a)
                (cost $4,150,000) ..................        4,150,000
                                                            ---------
                Total Investments-
                (cost $130,409,889).......     102.0%     172,275,404
                Other Assets and
                Liabilities - Net ........     ( 2.0)      (3,401,582)
                                               -----      -----------
                Net Assets ...............     100.0%    $168,873,822
                                               =====      ===========

*   Non-income producing securities
(a) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices plus accrued interest at January 31, 1998.

                                   EVERGREEN
                             Fund for Total Return

                      Schedule of Investments (continued)

                          January 31, 1998 (Unaudited)

Summary of Abbreviations:
DECS   Dividend Enhanced Convertible Stock
PERCS  Preferred Equity Redemption Cumulative Stock
PRIDES Preferred Redeemable Increased Dividend Equity Securities
REIT   Real Estate Investment Trust
144A Rule 144A securities are restricted as to resale to qualified institutional investors.



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Growth & Income Funds

                      Statements of Assets and Liabilities

                          January 31, 1998 (Unaudited)



                                                  Growth &         Income &
                                                  Income            Growth
                                                   Fund              Fund
                                            ----------------- -----------------
Assets
 Investments at value (identified cost,
  $1,304,632,303, $856,286,837,
  $187,713,603, $113,977,034,
  $705,918,506 and $130,409,889,
  respectively) ...........................  $1,709,535,678     $ 981,353,186
 Foreign currency, at value (identified
  cost, $458,284 ).........................               0           474,645
 Cash .....................................         373,891            96,341
 Receivable for Fund shares sold ..........      10,474,223           297,136
 Receivable for investments sold ..........       1,932,906         4,337,685
 Dividends and interest receivable ........         705,740         2,726,971
 Foreign tax reclaim receivable ...........               0            17,182
 Unamortized organization expense .........               0                 0
 Prepaid expenses and other assets ........         121,617            13,918
-------------------------------------------  --------------     -------------
   Total assets ...........................   1,723,144,055       989,317,064
-------------------------------------------  --------------     -------------
Liabilities
 Payable for investments purchased ........      11,488,709           237,469
 Payable for Fund shares repurchased.......       2,274,491           560,534
 Advisory fee payable .....................       1,279,456           815,155
 Distribution Plan expenses payable .......         681,807            46,639
 Due to related parties ...................               0                 0
 Accrued expenses and other
  liabilities .............................          30,948           194,985
-------------------------------------------  --------------     -------------
   Total liabilities ......................      15,755,411         1,854,782
-------------------------------------------  --------------     -------------
Net assets ................................  $1,707,388,644     $ 987,462,282
===========================================  ==============     =============
Net assets represented by
 Paid-in capital ..........................  $1,283,392,282     $ 851,612,176
 Undistributed net investment income
  (accumulated distributions in
  excess of net investment income) ........        (174,571)          610,970
 Accumulated net realized gains on
  investments and foreign currency
  related transactions ....................      19,267,756        10,145,026
 Net unrealized appreciation on
  investments and foreign currency
  related transactions ....................     404,903,177       125,094,110
-------------------------------------------  --------------     -------------
   Total net assets .......................  $1,707,388,644     $ 987,462,282
===========================================  ==============     =============
Net assets consists of
 Class A ..................................  $  222,870,599     $  13,569,980
 Class B ..................................     740,697,139        51,247,264
 Class C ..................................      35,325,340         1,033,393
 Class Y ..................................     708,495,566       921,611,645
-------------------------------------------  --------------     -------------
   Total net assets .......................  $1,707,388,644     $ 987,462,282
===========================================  ==============     =============
Shares outstanding
 Class A ..................................       7,958,094           573,560
 Class B ..................................      26,654,419         2,181,094
 Class C ..................................       1,270,991            43,972
 Class Y ..................................      25,258,549        38,897,712
===========================================  ==============     =============
Net asset value per share
 Class A ..................................  $        28.01     $       23.66
===========================================  ==============     =============
 Class A - Offering price (based on
  sales charge of 4.75%) ..................  $        29.41     $       24.84
===========================================  ==============     =============
 Class B ..................................  $        27.79     $       23.50
===========================================  ==============     =============
 Class C ..................................  $        27.79     $       23.50
===========================================  ==============     =============
 Class Y ..................................  $        28.05     $       23.69
===========================================  ==============     =============



                                                 Small Cap
                                              Equity Income         Utility           Value          Fund for
                                                   Fund              Fund             Fund        Total Return
                                            ----------------- ----------------- --------------- ---------------
Assets
 Investments at value (identified cost,
  $1,304,632,303, $856,286,837,
  $187,713,603, $113,977,034,
  $705,918,506 and $130,409,889,
  respectively) ...........................   $ 196,799,432     $ 143,014,214    $921,508,776    $172,275,404
 Foreign currency, at value (identified
  cost, $458,284 ).........................               0                 0               0               0
 Cash .....................................           6,617                 0               0             594
 Receivable for Fund shares sold ..........       3,793,409           159,792       1,194,030         370,577
 Receivable for investments sold ..........               0         2,493,792               0         388,909
 Dividends and interest receivable ........         521,542           530,200       1,319,299         203,623
 Foreign tax reclaim receivable ...........               0            10,886               0           2,977
 Unamortized organization expense .........           5,313                 0               0               0
 Prepaid expenses and other assets ........         108,057            58,363         104,946          48,326
--------------------------------------------  -------------     -------------    ------------    ------------
   Total assets ...........................     201,234,370       146,267,247     924,127,051     173,290,410
--------------------------------------------  -------------     -------------    ------------    ------------
Liabilities
 Payable for investments purchased ........       1,015,149         2,625,275               0       3,992,560
 Payable for Fund shares repurchased.......         170,222            86,017       1,006,958         260,460
 Advisory fee payable .....................         156,666            37,703         623,472          84,233
 Distribution Plan expenses payable .......          45,737            56,267         335,339          52,897
 Due to related parties ...................               0             3,850          37,156           2,500
 Accrued expenses and other
  liabilities .............................          18,350            14,777           2,072          23,938
--------------------------------------------  -------------     -------------    ------------    ------------
   Total liabilities ......................       1,406,124         2,823,889       2,004,997       4,416,588
--------------------------------------------  -------------     -------------    ------------    ------------
Net assets ................................   $ 199,828,246     $ 143,443,358    $922,122,054    $168,873,822
============================================  =============     =============    ============    ============
Net assets represented by
 Paid-in capital ..........................   $ 189,850,502     $ 111,945,379    $439,092,977    $124,203,860
 Undistributed net investment income
  (accumulated distributions in
  excess of net investment income) ........          48,019            81,866         (81,909)       (433,962)
 Accumulated net realized gains on
  investments and foreign currency
  related transactions ....................         843,896         2,378,933     267,520,716       3,238,409
 Net unrealized appreciation on
  investments and foreign currency
  related transactions ....................       9,085,829        29,037,180     215,590,270      41,865,515
--------------------------------------------  -------------     -------------    ------------    ------------
   Total net assets .......................   $ 199,828,246     $ 143,443,358    $922,122,054    $168,873,822
============================================  =============     =============    ============    ============
Net assets consists of
 Class A ..................................   $  31,546,036     $  99,935,734    $388,073,494    $ 49,512,785
 Class B ..................................      72,102,275        41,293,172     298,343,285      98,027,771
 Class C ..................................      13,807,017           405,293       3,083,815      21,284,072
 Class Y ..................................      82,372,918         1,809,159     232,621,460          49,194
--------------------------------------------  -------------     -------------    ------------    ------------
   Total net assets .......................   $ 199,828,246     $ 143,443,358    $922,122,054    $168,873,822
============================================  =============     =============    ============    ============
Shares outstanding
 Class A ..................................       1,922,155         8,559,293      16,241,909       2,504,278
 Class B ..................................       4,414,758         3,534,894      12,498,760       4,975,809
 Class C ..................................         846,034            34,696         129,271       1,079,357
 Class Y ..................................       5,015,542           154,869       9,733,570           2,492
============================================  =============     =============    ============    ============
Net asset value per share
 Class A ..................................   $       16.41     $       11.68    $      23.89    $      19.77
============================================  =============     =============    ============    ============
 Class A - Offering price (based on
  sales charge of 4.75%) ..................   $       17.23     $       12.26    $      25.08    $      20.76
============================================  =============     =============    ============    ============
 Class B ..................................   $       16.33     $       11.68    $      23.87    $      19.70
============================================  =============     =============    ============    ============
 Class C ..................................   $       16.32     $       11.68    $      23.86    $      19.72
============================================  =============     =============    ============    ============
 Class Y ..................................   $       16.42     $       11.68    $      23.90    $      19.74
============================================  =============     =============    ============    ============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Growth & Income Funds

                            Statements of Operations

          For the six month period ended January 31, 1998 (Unaudited)


                                                     Growth &        Income &       Small Cap
                                                      Income         Growth      Equity Income
                                                       Fund           Fund            Fund
                                                 --------------- -------------- ---------------
Investment income
 Interest ......................................   $ 9,699,072    $ 2,044,351     $  740,903
 Dividends (net of foreign withholding taxes
  of $4,941, $240,041, $0, $0, $97,512,
  and $2,551 respectively)......................     5,962,214     24,969,393      1,431,543
------------------------------------------------   -----------    -----------     ----------
Total income ...................................    15,661,286     27,013,744      2,172,446
------------------------------------------------   -----------    -----------     ----------
Expenses
 Advisory fee ..................................     7,111,859      4,793,520        623,305
 Distribution Plan expenses ....................     3,658,025        262,920        244,557
 Transfer agent fees ...........................     1,591,242        908,089        152,138
 Administrative and services fees ..............             0              0              0
 Registration fees .............................       127,281         48,536          7,767
 Custodian fees ................................       222,219        150,106         19,980
 Printing ......................................       449,314        280,373         18,730
 Trustees fees .................................        16,160         15,891          1,869
 Other .........................................        49,456         51,905         13,070
------------------------------------------------   -----------    -----------     ----------
  Total expenses ...............................    13,225,556      6,511,340      1,081,416
 Less: Indirectly paid expenses ................        (4,388)       (13,467)        (5,074)
  Fee waivers and/or reimbursement from
   Investment Adviser ..........................             0              0              0
------------------------------------------------   -----------    -----------     ----------
  Net expenses .................................    13,221,168      6,497,873      1,076,342
------------------------------------------------   -----------    -----------     ----------
 Net investment income .........................     2,440,118     20,515,871      1,096,104
================================================   ===========    ===========     ==========
Net realized and unrealized gain (loss) on
 investments and foreign currency
 related transactions
 Net realized gain (loss) from
  Investments ..................................    51,958,376     30,780,247      1,316,217
  Foreign currency related transactions ........             0       (202,284)             0
------------------------------------------------   -----------    -----------     ----------
 Net realized gain on investments and
  foreign currency related transactions ........    51,958,376     30,577,963      1,316,217
------------------------------------------------   -----------    -----------     ----------
 Net change in unrealized appreciation on
  investments and foreign currency related
  transactions .................................    39,177,846     23,219,599      1,545,352
------------------------------------------------   -----------    -----------     ----------
 Net realized and unrealized gain on
  investments and foreign currency related
  transactions .................................    91,136,222     53,797,562      2,861,569
------------------------------------------------   -----------    -----------     ----------
 Net increase in net assets resulting from
  operations ...................................   $93,576,340    $74,313,433     $3,957,673
================================================   ===========    ===========     ==========



                                                      Utility           Value           Fund for
                                                       Fund             Fund         Total Return
                                                 --------------- ----------------- ---------------
Investment income
 Interest ......................................   $    74,506    $     2,698,393   $     293,211
 Dividends (net of foreign withholding taxes
  of $4,941, $240,041, $0, $0, $97,512,
  and $2,551 respectively)......................     3,094,178         16,741,204       1,469,970
-------------------------------------------------  -----------    ---------------   -------------
Total income ...................................     3,168,684         19,439,597       1,763,181
-------------------------------------------------  -----------    ---------------   -------------
Expenses
 Advisory fee ..................................       339,662          4,373,836         511,858
 Distribution Plan expenses ....................       311,659          1,945,009         649,645
 Transfer agent fees ...........................       137,113            802,102         155,485
 Administrative and services fees ..............        23,131            290,269          20,444
 Registration fees .............................        39,975             18,375          51,183
 Custodian fees ................................        21,632            194,876          33,320
 Printing ......................................        51,244            165,211          58,723
 Trustees fees .................................         1,842             21,426           5,386
 Other .........................................        15,003             63,642          32,057
-------------------------------------------------  -----------    ---------------   -------------
  Total expenses ...............................       941,261          7,874,746       1,518,101
 Less: Indirectly paid expenses ................        (1,348)            (6,576)           (627)
  Fee waivers and/or reimbursement from
   Investment Adviser ..........................      (129,071)                 0               0
-------------------------------------------------  -----------    ---------------   -------------
  Net expenses .................................       810,842          7,868,170       1,517,474
-------------------------------------------------  -----------    ---------------   -------------
 Net investment income .........................     2,357,842         11,571,427         245,707
=================================================  ===========    ===============   =============
Net realized and unrealized gain (loss) on
 investments and foreign currency
 related transactions
 Net realized gain (loss) from
  Investments ..................................     3,426,543        295,619,591       6,847,115
  Foreign currency related transactions ........             0                  0               0
-------------------------------------------------  -----------    ---------------   -------------
 Net realized gain on investments and
  foreign currency related transactions ........     3,426,543        295,619,591       6,847,115
-------------------------------------------------  -----------    ---------------   -------------
 Net change in unrealized appreciation on
  investments and foreign currency related
  transactions .................................    12,061,944       (262,135,819)     (1,603,152)
-------------------------------------------------  -----------    ---------------   -------------
 Net realized and unrealized gain on
  investments and foreign currency related
  transactions .................................    15,488,487         33,483,772       5,243,963
-------------------------------------------------  -----------    ---------------   -------------
 Net increase in net assets resulting from
  operations ...................................   $17,846,329    $    45,055,199   $   5,489,670
=================================================  ===========    ===============   =============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Growth & Income Funds

                      Statements of Changes in Net Assets

          For the six month period ended January 31, 1998 (Unaudited)


                                                Growth &          Income &
                                                Income            Growth
                                                 Fund              Fund
                                          ------------------ ----------------
Operations
 Net investment income ..................   $    2,440,118    $  20,515,871
 Net realized gain on investments
  and foreign currency related
  transactions ..........................       51,958,376       30,577,963
 Net change in unrealized
  appreciation on investments and
  foreign currency related
  transactions ..........................       39,177,846       23,219,599
-----------------------------------------   --------------    -------------
  Net increase in net assets
   resulting from operations ............       93,576,340       74,313,433
-----------------------------------------   --------------    -------------
Distributions to shareholders
 From net investment income
  Class A ...............................         (404,663)        (270,600)
  Class B ...............................                0         (892,353)
  Class C ...............................                0          (18,345)
  Class Y ...............................       (2,035,445)     (20,471,763)
 In excess of net investment income
  Class A ...............................          (27,161)               0
  Class B ...............................                0                0
  Class C ...............................                0                0
  Class Y ...............................         (136,629)               0
 From net realized gain on
  investments
  Class A ...............................       (7,164,362)        (827,257)
  Class B ...............................      (23,729,561)      (3,160,159)
  Class C ...............................       (1,087,731)         (63,045)
  Class Y ...............................      (23,937,007)     (58,431,405)
-----------------------------------------   --------------    -------------
  Total distributions to
   shareholders .........................      (58,522,559)     (84,134,927)
-----------------------------------------   --------------    -------------
Capital share transactions
 Proceeds from shares sold ..............      421,389,483       17,080,735
 Net asset value of shares issued in
  reinvestment of distributions .........       51,997,135       76,198,098
 Payment for shares redeemed ............     (149,744,134)     (52,464,009)
-----------------------------------------   --------------    -------------
  Net increase (decrease) in net
   assets resulting from capital
   share transactions ...................      323,642,484       40,814,824
-----------------------------------------   --------------    -------------
   Total increase (decrease) in net
    assets ..............................      358,696,265       30,993,330
Net assets
 Beginning of period ....................    1,348,692,379      956,468,952
-----------------------------------------   --------------    -------------
 End of period ..........................   $1,707,388,644    $ 987,462,282
=========================================   ==============    =============
Undistributed net investment income
 (accumulated distributions in excess
 of net investment income) ..............   $     (174,571)   $     610,970
=========================================   ==============    =============



                                              Small Cap
                                           Equity Income       Utility            Value            Fund for
                                                Fund            Fund              Fund          Total Return
                                          --------------- --------------- ------------------- ---------------
Operations
 Net investment income ..................  $  1,096,104    $   2,357,842   $      11,571,427   $     245,707
 Net realized gain on investments
  and foreign currency related
  transactions ..........................     1,316,217        3,426,543         295,619,591       6,847,115
 Net change in unrealized
  appreciation on investments and
  foreign currency related
  transactions ..........................     1,545,352       12,061,944        (262,135,819)     (1,603,152)
------------------------------------------ ------------    -------------   -----------------   -------------
  Net increase in net assets
   resulting from operations ............     3,957,673       17,846,329          45,055,199       5,489,670
------------------------------------------ ------------    -------------   -----------------   -------------
Distributions to shareholders
 From net investment income
  Class A ...............................      (149,499)      (1,813,961)         (3,098,436)       (203,116)
  Class B ...............................      (239,664)        (591,066)         (1,363,837)        (34,537)
  Class C ...............................       (50,332)          (5,656)            (14,259)         (7,764)
  Class Y ...............................      (663,474)         (35,777)        (10,043,165)           (290)
 In excess of net investment income
  Class A ...............................             0                0             (17,479)        (56,012)
  Class B ...............................             0                0              (7,694)       (174,180)
  Class C ...............................             0                0                 (80)        (37,840)
  Class Y ...............................             0                0             (56,656)           (156)
 From net realized gain on
  investments
  Class A ...............................      (213,842)      (8,654,842)        (18,485,824)     (3,551,251)
  Class B ...............................      (507,582)      (3,545,873)        (13,846,878)     (7,082,118)
  Class C ...............................      (100,773)         (34,234)           (133,515)     (1,542,452)
  Class Y ...............................      (758,969)        (166,884)        (52,853,523)         (3,495)
------------------------------------------ ------------    -------------   -----------------   -------------
  Total distributions to
   shareholders .........................    (2,684,135)     (14,848,293)        (99,921,346)    (12,693,211)
------------------------------------------ ------------    -------------   -----------------   -------------
Capital share transactions
 Proceeds from shares sold ..............   145,792,699        8,085,175         130,171,223      21,797,354
 Net asset value of shares issued in
  reinvestment of distributions .........     1,827,984       12,592,637          91,648,275      11,838,962
 Payment for shares redeemed ............    (7,911,161)     (10,615,163)     (1,065,053,217)    (20,896,722)
------------------------------------------ ------------    -------------   -----------------   -------------
  Net increase (decrease) in net
   assets resulting from capital
   share transactions ...................   139,709,522       10,062,649        (843,233,719)     12,739,594
------------------------------------------ ------------    -------------   -----------------   -------------
   Total increase (decrease) in net
    assets ..............................   140,983,060       13,060,685        (898,099,866)      5,536,053
Net assets
 Beginning of period ....................    58,845,186      130,382,673       1,820,221,920     163,337,769
------------------------------------------ ------------    -------------   -----------------   -------------
 End of period ..........................  $199,828,246    $ 143,443,358   $     922,122,054   $ 168,873,822
========================================== ============    =============   =================   =============
Undistributed net investment income
 (accumulated distributions in excess
 of net investment income) ..............  $     48,019    $      81,866   $         (81,909)  $    (433,962)
========================================== ============    =============   =================   =============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Growth & Income Funds

                      Statements of Changes in Net Assets

                      For the period ended July 31, 1997*


                                                Growth &          Income &
                                                Income            Growth
                                                 Fund              Fund
                                          ------------------ ----------------
Operations
 Net investment income ..................   $    2,407,908    $  21,889,648
 Net realized gain on investments
  and foreign currency related
  transactions ..........................       23,375,321       44,086,999
 Net change in unrealized
  appreciation on investments and
  foreign currency related
  transactions ..........................      188,382,086       42,180,501
-----------------------------------------   --------------    -------------
  Net increase in net assets
   resulting from operations ............      214,165,315      108,157,148
-----------------------------------------   --------------    -------------
Distributions to shareholders
 From net investment income
  Class A ...............................         (342,216)        (248,453)
  Class B ...............................                0         (790,199)
  Class C ...............................                0          (19,512)
  Class Y ...............................       (2,065,692)     (20,540,101)
 In excess of net investment income
  Class A ...............................          (15,263)               0
  Class B ...............................                0                0
  Class C ...............................                0                0
  Class Y ...............................          (92,131)               0
 From net realized gain on
  investments
  Class A ...............................                0                0
  Class B ...............................                0                0
  Class C ...............................                0                0
  Class Y ...............................                0                0
-----------------------------------------   --------------    -------------
  Total distributions to
   shareholders .........................       (2,515,302)     (21,598,265)
-----------------------------------------   --------------    -------------
Capital share transactions
 Proceeds from shares sold ..............      465,092,821       17,909,857
 Net asset value of shares issued in
  reinvestment of distributions .........        1,997,489       18,977,783
 Payment for shares redeemed ............     (111,499,306)     (71,220,009)
-----------------------------------------   --------------    -------------
  Net increase (decrease) in net
   assets resulting from capital
   share transactions ...................      355,591,004      (34,332,369)
-----------------------------------------   --------------    -------------
   Total increase (decrease) in net
    assets ..............................      567,241,017       52,226,514
Net assets
 Beginning of period ....................      781,451,362      904,242,438
-----------------------------------------   --------------    -------------
 End of period ..........................   $1,348,692,379    $ 956,468,952
=========================================   ==============    =============
Undistributed net investment income
 (accumulated distributions in excess
 of net investment income) ..............   $      (10,791)   $   1,748,160
=========================================   ==============    =============



                                              Small Cap
                                           Equity Income       Utility            Value           Fund for
                                                Fund            Fund             Fund          Total Return
                                          --------------- --------------- ------------------ ----------------
Operations
 Net investment income ..................  $    385,091    $   2,786,986    $   16,353,679    $     766,801
 Net realized gain on investments
  and foreign currency related
  transactions ..........................     1,108,151       11,377,530        58,756,392        8,633,551
 Net change in unrealized
  appreciation on investments and
  foreign currency related
  transactions ..........................     6,035,485       (1,002,220)      239,837,361       15,979,989
------------------------------------------ ------------    -------------    --------------    -------------
  Net increase in net assets
   resulting from operations ............     7,528,727       13,162,296       314,947,432       25,380,341
------------------------------------------ ------------    -------------    --------------    -------------
Distributions to shareholders
 From net investment income
  Class A ...............................       (11,097)      (2,030,267)       (2,943,697)        (368,590)
  Class B ...............................       (17,755)        (639,939)       (1,098,593)        (315,494)
  Class C ...............................        (6,915)          (6,346)           (9,131)         (78,332)
  Class Y ...............................      (297,079)         (40,667)      (10,102,012)               0
 In excess of net investment income
  Class A ...............................             0                0                 0                0
  Class B ...............................             0                0                 0                0
  Class C ...............................             0                0                 0                0
  Class Y ...............................             0                0                 0                0
 From net realized gain on
  investments
  Class A ...............................        (1,322)               0                 0                0
  Class B ...............................        (2,116)               0                 0                0
  Class C ...............................          (824)               0                 0                0
  Class Y ...............................       (35,401)               0                 0                0
------------------------------------------ ------------    -------------    --------------    -------------
  Total distributions to
   shareholders .........................      (372,509)      (2,717,219)      (14,153,433)        (762,416)
------------------------------------------ ------------    -------------    --------------    -------------
Capital share transactions
 Proceeds from shares sold ..............    50,579,448        2,104,932       210,144,988       63,866,407
 Net asset value of shares issued in
  reinvestment of distributions .........       204,650        2,210,326        10,671,545          680,769
 Payment for shares redeemed ............    (8,771,326)     (21,527,215)     (224,625,243)     (24,402,541)
------------------------------------------ ------------    -------------    --------------    -------------
  Net increase (decrease) in net
   assets resulting from capital
   share transactions ...................    42,012,772      (17,211,957)       (3,808,710)      40,144,635
------------------------------------------ ------------    -------------    --------------    -------------
   Total increase (decrease) in net
    assets ..............................    49,168,990       (6,766,880)      296,985,289       64,762,560
Net assets
 Beginning of period ....................     9,676,196      137,149,553     1,523,236,631       98,575,209
------------------------------------------ ------------    -------------    --------------    -------------
 End of period ..........................  $ 58,845,186    $ 130,382,673    $1,820,221,920    $ 163,337,769
========================================== ============    =============    ==============    =============
Undistributed net investment income
 (accumulated distributions in excess
 of net investment income) ..............  $     54,884    $     170,484    $    2,948,270    $    (165,774)
========================================== ============    =============    ==============    =============

* Each of the Funds changed their fiscal year end to July 31. The Statements of Changes in Net Assets are for the following periods: For Total Return Fund, the eight months ended July 31, 1997; For Growth and Income Fund, Small Cap Fund, Utility Fund and Value Fund, the seven months ended July 31, 1997; For Income and Growth Fund, the six months ended July 31, 1997



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Growth & Income Funds

                      Statements of Changes in Net Assets

                                 Prior Periods


                                                                   Growth &           Income &
                                                                    Income             Growth
                                                                    Fund**             Fund*
                                                             ------------------- -----------------
Operations
 Net investment income .....................................   $    3,525,699     $    45,851,306
 Net realized gain on investments and foreign
  currency transactions ....................................       11,660,346          28,617,120
 Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency related transactions ............................      102,653,116          43,508,253
------------------------------------------------------------   --------------     ---------------
  Net increase in net assets resulting from
   operations ..............................................      117,839,161         117,976,679
------------------------------------------------------------   --------------     ---------------
Distributions to shareholders
 From net investment income
  Class A ..................................................         (346,965)           (379,400)
  Class B ..................................................          (65,442)         (1,152,510)
  Class C ..................................................           (2,714)            (39,024)
  Class Y ..................................................       (3,093,315)        (45,453,926)
 In excess of net investment income
  Class A ..................................................             (602)                  0
  Class B ..................................................             (114)                  0
  Class C ..................................................                 (5)                0
  Class Y ..................................................           (5,366)                  0
 From net realized gain on investment
  Class A ..................................................       (1,255,570)                  0
  Class B ..................................................       (3,652,416)                  0
  Class C ..................................................         (141,822)                  0
  Class Y ..................................................       (6,629,223)                  0
 In excess of net realized gain in investment
  Class A ..................................................           (4,767)                  0
  Class B ..................................................          (13,868)                  0
  Class C ..................................................             (538)                  0
  Class Y ..................................................          (25,172)                  0
------------------------------------------------------------   ----------------   ---------------
  Total distributions to shareholders ......................      (15,237,899)        (47,024,860)
------------------------------------------------------------   ----------------   ---------------
Capital share transactions
 Proceeds from shares sold .................................      470,077,641          55,014,841
 Net asset value of shares issued in reinvestment
  of distributions .........................................       13,005,089          41,805,502
 Payment for shares redeemed ...............................     (171,525,826)       (197,670,999)
 Shares issued in acquisition of FFB Lexicon Capital
  Appreciation Fund Class Y ................................      159,432,723                   0
 Shares issued in acquisition of FFB Lexicon Select
  Value Fund Class Y .......................................                0                   0
 Shares issued in acquisition of FFB Lexicon Equity
  Fund Class Y .............................................                0                   0
------------------------------------------------------------   ----------------   ---------------
  Net increase (decrease) in net assets resulting
   from capital share transactions .........................      470,989,627        (100,850,656)
------------------------------------------------------------   ----------------   ---------------
   Total increase (decrease) in net assets .................      573,590,889         (29,898,837)
Net assets
 Beginning of period .......................................      207,860,473         934,141,275
------------------------------------------------------------   ----------------   ---------------
 End of period .............................................   $  781,451,362     $   904,242,438
============================================================   ================   ===============
Undistributed net investment income (accumulated
 distributions in excess of net investment income) .........   $        6,087     $     1,321,369
============================================================   ================   ===============



                                                                 Small Cap
                                                              Equity Income       Utility            Value           Fund for
                                                                  Fund**          Fund**           Fund**        Total Return***
                                                             --------------- --------------- ------------------ ----------------
Operations
 Net investment income .....................................  $     207,498   $   5,338,113    $   25,598,949    $      853,438
 Net realized gain on investments and foreign
  currency transactions ....................................        329,191       3,459,558       216,135,176         1,913,430
 Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency related transactions ............................        833,605      (3,509,310)       11,014,356        16,084,525
------------------------------------------------------------- -------------   -------------    --------------    --------------
  Net increase in net assets resulting from
   operations ..............................................      1,370,294       5,288,361       252,748,481        18,851,393
------------------------------------------------------------- -------------   -------------    --------------    --------------
Distributions to shareholders
 From net investment income
  Class A ..................................................         (7,618)     (3,887,411)       (5,758,586)         (539,949)
  Class B ..................................................         (9,798)     (1,173,301)       (1,939,188)         (273,356)
  Class C ..................................................           (710)        (11,835)          (14,165)         (112,998)
  Class Y ..................................................       (186,039)       (229,804)      (19,538,457)                0
 In excess of net investment income
  Class A ..................................................              0               0                 0                 0
  Class B ..................................................              0               0                 0                 0
  Class C ..................................................              0               0                 0                 0
  Class Y ..................................................              0               0                 0                 0
 From net realized gain on investment
  Class A ..................................................        (12,475)     (2,465,668)      (45,832,278)         (754,551)
  Class B ..................................................        (27,933)       (979,858)      (27,532,324)         (808,105)
  Class C ..................................................         (1,936)        (10,055)         (204,292)         (270,058)
  Class Y ..................................................       (279,606)        (53,192)     (141,841,285)                0
 In excess of net realized gain in investment
  Class A ..................................................              0         (16,378)         (229,771)                0
  Class B ..................................................              0          (6,509)         (138,028)                0
  Class C ..................................................              0             (67)           (1,024)                0
  Class Y ..................................................              0            (353)         (711,093)                0
------------------------------------------------------------- -------------   -------------    --------------    --------------
  Total distributions to shareholders ......................       (526,115)     (8,834,431)     (243,740,491)       (2,759,017)
------------------------------------------------------------- -------------   -------------    --------------    --------------
Capital share transactions
 Proceeds from shares sold .................................      4,304,325      12,422,675       396,972,164        41,871,515
 Net asset value of shares issued in reinvestment
  of distributions .........................................        374,529       7,082,140       187,361,591         2,530,195
 Payment for shares redeemed ...............................     (1,159,053)    (30,379,907)     (375,117,185)      (19,063,497)
 Shares issued in acquisition of FFB Lexicon Capital
  Appreciation Fund Class Y ................................              0               0                 0                 0
 Shares issued in acquisition of FFB Lexicon Select
  Value Fund Class Y .......................................              0               0        95,883,824                 0
 Shares issued in acquisition of FFB Lexicon Equity
  Fund Class Y .............................................              0               0        14,077,973                 0
------------------------------------------------------------- -------------   -------------    --------------    --------------
  Net increase (decrease) in net assets resulting
   from capital share transactions .........................      3,519,801     (10,875,092)      319,178,367        25,338,213
------------------------------------------------------------- -------------   -------------    --------------    --------------
   Total increase (decrease) in net assets .................      4,363,980     (14,421,162)      328,186,357        41,430,589
Net assets
 Beginning of period .......................................      5,312,216     151,570,715     1,195,050,274        57,144,620
------------------------------------------------------------- -------------   -------------    --------------    --------------
 End of period .............................................  $   9,676,196   $ 137,149,553    $1,523,236,631    $   98,575,209
============================================================= =============   =============    ==============    ==============
Undistributed net investment income (accumulated
 distributions in excess of net investment income) .........  $       3,333   $     100,717    $      292,413    $     (233,100)
============================================================= =============   =============    ==============    ==============

*  - year ended January 31, 1997; ** - year ended December 31, 1996; and *** -
                          year ended November 30, 1996


                  See Combined Notes to Financial Statements.

               Combined Notes to Financial Statements (Unaudited)


The Evergreen Growth and Income Funds consist of Evergreen Growth and Income Fund ("Growth and Income"), Evergreen Income and Growth Fund ("Income and Growth"), Evergreen Small Cap Equity Income Fund ("Small Cap"), Evergreen Utility Fund ("Utility"), Evergreen Value Fund ("Value") and Evergreen Fund for Total Return (formerly, Keystone Fund for Total Return) ("Total Return"). Each of which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. Each Fund is a series of the Evergreen Equity Trust, a Delaware Business Trust organized on September 18, 1997. Formerly, each Fund was organized as either a Massachusetts Business Trust or a series of a Massachusetts Business Trust and are collectively referred to herein as the "Funds".

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates.


1. ACQUISITION INFORMATION

Effective January 1, 1996, First Fidelity Bancorporation ("First Fidelity") merged with First Union National Bank of North Carolina ("First Union"). Effective on the close of business on January 19, 1996, Growth and Income acquired substantially all of the net assets of FFB Lexicon Capital Appreciation Fund, an open-end investment company registered under the Act valued at $159,432,723. The net assets were exchanged through a non-taxable exchange for 8,631,861 Class Y shares of Growth and Income valued at $18.47 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $31,537,903. The aggregate net assets of Growth and Income upon the acquisition were $375,936,243.

Effective on the close of business on January 19, 1996, Value acquired substantially all the net assets of FFB Lexicon Select Value Fund and FFB Equity Fund, open-end investment companies registered under the Act valued at $95,883,824 and $14,077,973, respectively. The net assets of these Funds were exchanged through a non-taxable exchange for 4,720,676 and 692,924 Class Y shares of Value valued at $20.31 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $12,858,729 and $2,218,691, respectively. The aggregate net assets of Value upon the acquisitions were $1,310,431,335.


2. REDEMPTION IN KIND

On January 21, 1998, 33,532,392 Class Y shares of Value Fund, with a net asset value of $798,367,277 were redeemed through a "redemption in kind" transaction and reinvested in the Evergreen Select Diversified Value Fund. Securities with a value of $774,879,156, including unrealized appreciation of $221,367,103, and cash of $19,143,281 were used to satisfy the redemption. The shares and value of this redemption transaction are included in note 3 "Capital share transactions" and the value is also included in the payment for shares redeemed on the statement of changes in net assets.


3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
The Funds value securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Funds value securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on each Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, Total Return, along with certain other funds managed by Keystone, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Reverse Repurchase Agreements
To obtain short-term financing, Small Cap, Utility, Value and Total Return may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include: foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. Such gains and losses are included in realized gain (loss) on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency related transactions.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes which are accrued as applicable. Capital gains realized on some foreign securities maybe subject to foreign taxes and are accrued as applicable.

G. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

H. Distributions
Distributions from net investment income for the Funds, except Utility, are declared and paid quarterly. Distributions for Utility from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

I. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

J. Organization Expenses
Organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of Small Cap are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

4. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest authorized with a $0.001 par value. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:
--------------------------------------------------------------------------------
GROWTH & INCOME


                                                                  Period Ended                     Period Ended
                                                                January 31, 1998                  July 31, 1997*
                                                        -------------------------------- --------------------------------
                                                             Shares          Amount           Shares          Amount
                                                        --------------- ---------------- --------------- ----------------
Class A
Shares sold ...........................................     2,993,957    $  84,034,823       2,967,692    $  71,457,862
Shares issued in reinvestment of distributions ........       264,532        7,387,471          14,532          352,344
Shares redeemed .......................................    (1,401,790)     (39,367,926)       (645,446)     (15,573,680)
------------------------------------------------------- -------------   --------------   -------------   --------------
Net increase ..........................................     1,856,699       52,054,368       2,336,778       56,236,526
------------------------------------------------------- -------------   --------------   -------------   --------------
Class B
Shares sold ...........................................     6,873,390      191,982,169       9,881,863      236,281,947
Shares issued in reinvestment of distributions ........       837,198       23,198,770             166            3,746
Shares redeemed .......................................    (1,073,652)     (29,933,195)       (779,920)     (18,705,681)
------------------------------------------------------- -------------   --------------   -------------   --------------
Net increase ..........................................     6,636,936      185,247,744       9,102,109      217,580,012
------------------------------------------------------- -------------   --------------   -------------   --------------
Class C
Shares sold ...........................................       474,360       13,179,204         511,624       12,290,220
Shares issued in reinvestment of distributions ........        38,010        1,053,643               0                0
Shares redeemed .......................................      (126,001)      (3,496,878)        (55,491)      (1,340,999)
------------------------------------------------------- -------------   --------------   -------------   --------------
Net increase ..........................................       386,369       10,735,969         456,133       10,949,221
------------------------------------------------------- -------------   --------------   -------------   --------------
Class Y
Shares sold ...........................................     4,694,301      132,193,287       6,060,064      145,062,792
Shares issued in acquisition of FFB Lexicon Capital
 Appreciation Fund ....................................             0                0               0                0
Shares issued in reinvestment of distributions ........       727,739       20,357,251          67,571        1,641,399
Shares redeemed .......................................    (2,735,639)     (76,946,135)     (3,163,527)     (75,878,946)
------------------------------------------------------- -------------   --------------   -------------   --------------
Net increase ..........................................     2,686,401       75,604,403       2,964,108       70,825,245
------------------------------------------------------- -------------   --------------   -------------   --------------
Total net increase resulting from Fund share
 transactions .........................................    11,566,405    $ 323,642,484      14,859,128    $ 355,591,004
======================================================= =============   ==============   =============   ==============



                                                                   Year Ended
                                                                December 31, 1996
                                                        ---------------------------------
                                                             Shares           Amount
                                                        --------------- -----------------
Class A
Shares sold ...........................................     3,719,917    $    76,959,622
Shares issued in reinvestment of distributions ........        69,271          1,546,893
Shares redeemed .......................................    (1,044,500)       (21,729,967)
---------------------------------------------------------------------   ----------------
Net increase ..........................................     2,744,688         56,776,548
---------------------------------------------------------------------   ----------------
Class B
Shares sold ...........................................     8,914,571        185,314,202
Shares issued in reinvestment of distributions ........       160,953          3,613,927
Shares redeemed .......................................      (646,461)       (13,411,376)
---------------------------------------------------------------------   ----------------
Net increase ..........................................     8,429,063        175,516,753
---------------------------------------------------------------------   ----------------
Class C
Shares sold ...........................................       348,918          7,294,757
Shares issued in reinvestment of distributions ........         5,130            115,108
Shares redeemed .......................................       (29,065)          (597,615)
---------------------------------------------------------------------   ----------------
Net increase ..........................................       324,983          6,812,250
---------------------------------------------------------------------   ----------------
Class Y
Shares sold ...........................................     9,899,164        200,509,060
Shares issued in acquisition of FFB Lexicon Capital
 Appreciation Fund ....................................     8,631,861        159,432,723
Shares issued in reinvestment of distributions ........       349,251          7,729,161
Shares redeemed .......................................    (6,820,349)      (135,786,868)
---------------------------------------------------------------------   ----------------
Net increase ..........................................    12,059,927        231,884,076
---------------------------------------------------------------------   ----------------
Total net increase resulting from Fund share
 transactions .........................................    23,558,661    $   470,989,627
=====================================================================   ================

* The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
--------------------------------------------------------------------------------
INCOME & GROWTH


                                                                Period Ended                     Period Ended
                                                              January 31, 1998                  July 31, 1997*
                                                      -------------------------------- ---------------------------------
                                                           Shares          Amount           Shares           Amount
                                                      --------------- ---------------- --------------- -----------------
Class A
Shares sold .........................................        74,190    $    1,777,464         96,124         2,114,635
Shares issued in reinvestment of distributions ......        44,327         1,035,786         10,209           225,329
Shares redeemed .....................................       (44,251)       (1,062,372)       (51,264)       (1,121,079)
----------------------------------------------------- -------------   ---------------  -------------   ---------------
Net increase ........................................        74,266         1,750,878         55,069         1,218,885
----------------------------------------------------- -------------   ---------------  -------------   ---------------
Class B
Shares sold .........................................       303,978         7,286,309        308,925         6,799,151
Shares issued in reinvestment of distributions ......       163,170         3,783,991         32,359           710,178
Shares redeemed .....................................      (132,797)       (3,156,082)      (123,038)       (2,685,666)
----------------------------------------------------- -------------   ---------------  -------------   ---------------
Net increase ........................................       334,351         7,914,218        218,246         4,823,663
----------------------------------------------------- -------------   ---------------  -------------   ---------------
Class C
Shares sold .........................................         9,038           213,637          2,951            66,274
Shares issued in reinvestment of distributions ......         2,956            68,562            712            15,602
Shares redeemed .....................................        (7,915)         (188,202)        (9,060)         (189,123)
----------------------------------------------------- -------------   ---------------  -------------   ---------------
Net increase (decrease) .............................         4,079            93,997         (5,397)         (107,247)
----------------------------------------------------- -------------   ---------------  -------------   ---------------
Class Y
Shares sold .........................................       324,596         7,803,325        407,330         8,929,797
Shares issued in reinvestment of distributions ......     3,045,734        71,309,759        816,636        18,026,674
Shares redeemed .....................................    (1,993,308)      (48,057,353)    (3,049,701)      (67,224,141)
----------------------------------------------------- -------------   ---------------  -------------   ---------------
Net increase (decrease) .............................     1,377,022        31,055,731     (1,825,735)      (40,267,670)
----------------------------------------------------- -------------   ---------------  -------------   ---------------
Total net increase (decrease) resulting from Fund
 share transactions .................................     1,789,718    $   40,814,824     (1,557,817)    $ (34,332,369)
===================================================== =============   ===============  =============   ===============



                                                                 Year Ended
                                                              January 31, 1997
                                                      ---------------------------------
                                                           Shares           Amount
                                                      --------------- -----------------
Class A
Shares sold .........................................       288,739    $    5,918,321
Shares issued in reinvestment of distributions ......        16,567           341,281
Shares redeemed .....................................       (80,074)       (1,646,836)
-------------------------------------------------------------------   ---------------
Net increase ........................................       225,232         4,612,766
-------------------------------------------------------------------   ---------------
Class B
Shares sold .........................................       973,616        19,899,458
Shares issued in reinvestment of distributions ......        48,861         1,003,747
Shares redeemed .....................................      (128,458)       (2,649,792)
-------------------------------------------------------------------   ---------------
Net increase ........................................       894,019        18,253,413
-------------------------------------------------------------------   ---------------
Class C
Shares sold .........................................        33,684           684,918
Shares issued in reinvestment of distributions ......         1,429            29,305
Shares redeemed .....................................       (15,865)         (328,507)
-------------------------------------------------------------------   ---------------
Net increase (decrease) .............................        19,248           385,716
-------------------------------------------------------------------   ---------------
Class Y
Shares sold .........................................     1,398,445        28,512,144
Shares issued in reinvestment of distributions ......     1,968,663        40,431,169
Shares redeemed .....................................    (9,386,347)     (193,045,864)
-------------------------------------------------------------------   ---------------
Net increase (decrease) .............................    (6,019,239)     (124,102,551)
-------------------------------------------------------------------   ---------------
Total net increase (decrease) resulting from Fund
 share transactions .................................    (4,880,740)   $ (100,850,656)
===================================================================   ===============

* The Fund changed its fiscal year end from January 31 to July 31, effective July 31,1997.

--------------------------------------------------------------------------------
SMALL CAP


                                                                    Period Ended
                                                                  January 31, 1998
                                                           ------------------------------
                                                               Shares         Amount
                                                           ------------- ----------------
Class A
Shares sold ..............................................   1,793,483     $ 29,784,519
Shares issued in reinvestment of distributions ...........      20,640          341,312
Shares redeemed ..........................................    (162,229)      (2,697,159)
---------------------------------------------------------- -----------   --------------
Net increase .............................................   1,651,894       27,428,672
---------------------------------------------------------- -----------   --------------
Class B
Shares sold ..............................................   3,842,444       63,412,895
Shares issued in reinvestment of distributions ...........      43,282          712,965
Shares redeemed ..........................................     (75,965)      (1,249,054)
---------------------------------------------------------- -----------   --------------
Net increase .............................................   3,809,761       62,876,806
---------------------------------------------------------- -----------   --------------
Class C
Shares sold ..............................................     686,860       11,338,132
Shares issued in reinvestment of distributions ...........       8,787          144,615
Shares redeemed ..........................................     (26,865)        (441,283)
---------------------------------------------------------- -----------   --------------
Net increase .............................................     668,782       11,041,464
---------------------------------------------------------- -----------   --------------
Class Y
Shares sold ..............................................   2,491,298       41,257,153
Shares issued in reinvestment of distributions ...........      37,958          629,092
Shares redeemed ..........................................    (211,293)      (3,523,665)
---------------------------------------------------------- -----------   --------------
Net increase .............................................   2,317,963       38,362,580
---------------------------------------------------------- -----------   --------------
Total net increase resulting from Fund share transactions    8,448,400     $139,709,522
========================================================== ===========   ==============



                                                                   Period Ended                  Year Ended
                                                                  July 31, 1997*             December 31, 1996
                                                           ----------------------------- --------------------------
                                                               Shares         Amount        Shares        Amount
                                                           ------------- --------------- ------------ -------------
Class A
Shares sold ..............................................     246,413    $  3,587,404       23,318    $  285,774
Shares issued in reinvestment of distributions ...........         854          12,209        1,564        19,575
Shares redeemed ..........................................      (2,663)        (37,984)     (17,926)     (213,193)
----------------------------------------------------------------------   -------------   ----------   -----------
Net increase .............................................     244,604       3,561,629        6,956        92,156
----------------------------------------------------------------------   -------------   ----------   -----------
Class B
Shares sold ..............................................     560,543       8,164,490       27,963       341,494
Shares issued in reinvestment of distributions ...........       1,366          19,472        2,883        36,358
Shares redeemed ..........................................      (9,769)       (142,514)        (966)      (11,697)
----------------------------------------------------------------------   -------------   ----------   -----------
Net increase .............................................     552,140       8,041,448       29,880       366,155
----------------------------------------------------------------------   -------------   ----------   -----------
Class C
Shares sold ..............................................     178,877       2,529,352        3,956        48,265
Shares issued in reinvestment of distributions ...........         524           7,467          136         1,697
Shares redeemed ..........................................      (6,447)        (91,950)      (1,838)      (22,125)
----------------------------------------------------------------------   -------------   ----------   -----------
Net increase .............................................     172,954       2,444,869        2,254        27,837
----------------------------------------------------------------------   -------------   ----------   -----------
Class Y
Shares sold ..............................................   2,593,853      36,298,202      289,906     3,628,792
Shares issued in reinvestment of distributions ...........      11,719         165,502       25,358       316,899
Shares redeemed ..........................................    (562,869)     (8,498,878)     (75,598)     (912,038)
----------------------------------------------------------------------   -------------   ----------   -----------
Net increase .............................................   2,042,703      27,964,826      239,666     3,033,653
----------------------------------------------------------------------   -------------   ----------   -----------
Total net increase resulting from Fund share transactions    3,012,401    $ 42,012,772      278,756    $3,519,801
======================================================================   =============   ==========   ===========

* The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.


--------------------------------------------------------------------------------
UTILITY


                                                                    Period Ended                    Period Ended
                                                                  January 31, 1998                 July 31, 1997*
                                                            ----------------------------- --------------------------------
                                                                Shares         Amount          Shares          Amount
                                                            ------------- --------------- --------------- ----------------
Class A
Shares sold ...............................................     411,810    $  4,767,785          45,144    $     494,721
Shares issued in reinvestment of distributions ............     774,520       8,730,206         147,141        1,602,820
Shares redeemed ...........................................    (628,282)     (7,316,574)     (1,294,589)     (14,079,531)
----------------------------------------------------------- -----------   -------------   -------------   --------------
Net increase (decrease) ...................................     558,048       6,181,417      (1,102,304)     (11,981,990)
----------------------------------------------------------- -----------   -------------   -------------   --------------
Class B
Shares sold ...............................................     246,647       2,857,790         123,876        1,340,352
Shares issued in reinvestment of distributions ............     333,364       3,757,976          52,424          581,312
Shares redeemed ...........................................    (250,228)     (2,900,901)       (611,224)      (6,601,705)
----------------------------------------------------------- -----------   -------------   -------------   --------------
Net increase (decrease) ...................................     329,783       3,714,865        (434,924)      (4,680,041)
----------------------------------------------------------- -----------   -------------   -------------   --------------
Class C
Shares sold ...............................................       2,219          25,750           1,231           13,677
Shares issued in reinvestment of distributions ............       3,295          37,149             536            5,909
Shares redeemed ...........................................      (3,913)        (45,052)         (6,079)         (66,033)
----------------------------------------------------------- -----------   -------------   -------------   --------------
Net increase (decrease) ...................................       1,601          17,847          (4,312)         (46,447)
----------------------------------------------------------- -----------   -------------   -------------   --------------
Class Y
Shares sold ...............................................      37,420         433,850          23,627          256,182
Shares issued in reinvestment of distributions ............       5,960          67,306           1,585           20,285
Shares redeemed ...........................................     (30,516)       (352,636)        (72,220)        (779,946)
----------------------------------------------------------- -----------   -------------   -------------   --------------
Net increase (decrease) ...................................      12,864         148,520         (47,008)        (503,479)
----------------------------------------------------------- -----------   -------------   -------------   --------------
Total net increase (decrease) resulting from Fund share
 transactions .............................................     902,296    $ 10,062,649      (1,588,548)   $ (17,211,957)
=========================================================== ===========   =============   =============   ==============



                                                                       Year Ended
                                                                   December 31, 1996
                                                            --------------------------------
                                                                 Shares          Amount
                                                            --------------- ----------------
Class A
Shares sold ...............................................       246,512    $   2,626,118
Shares issued in reinvestment of distributions ............       478,287        5,051,093
Shares redeemed ...........................................    (1,609,448)     (16,984,094)
-------------------------------------------------------------------------   --------------
Net increase (decrease) ...................................      (884,649)      (9,306,883)
-------------------------------------------------------------------------   --------------
Class B
Shares sold ...............................................       787,800        8,401,385
Shares issued in reinvestment of distributions ............       183,056        1,935,353
Shares redeemed ...........................................      (630,402)      (6,652,890)
-------------------------------------------------------------------------   --------------
Net increase (decrease) ...................................       340,454        3,683,848
-------------------------------------------------------------------------   --------------
Class C
Shares sold ...............................................        25,812          274,673
Shares issued in reinvestment of distributions ............         1,963           20,723
Shares redeemed ...........................................       (13,100)        (135,909)
-------------------------------------------------------------------------   --------------
Net increase (decrease) ...................................        14,675          159,487
-------------------------------------------------------------------------   --------------
Class Y
Shares sold ...............................................       106,165        1,120,499
Shares issued in reinvestment of distributions ............         7,089           74,971
Shares redeemed ...........................................      (644,560)      (6,607,014)
-------------------------------------------------------------------------   --------------
Net increase (decrease) ...................................      (531,306)      (5,411,544)
-------------------------------------------------------------------------   --------------
Total net increase (decrease) resulting from Fund share
 transactions .............................................    (1,060,826)   $ (10,875,092)
=========================================================================   ==============

* The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

--------------------------------------------------------------------------------
VALUE


                                                                Period Ended
                                                              January 31, 1998
                                                     -----------------------------------
                                                          Shares            Amount
                                                     --------------- -------------------
Class A
Shares sold ........................................       517,360    $      12,548,785
Shares issued in reinvestment of distributions .....       876,337           20,785,478
Shares redeemed ....................................    (1,072,603)         (26,022,373)
---------------------------------------------------- -------------   ------------------
Net increase (decrease) ............................       321,094            7,311,890
---------------------------------------------------- -------------   ------------------
Class B
Shares sold ........................................     1,260,492           30,594,037
Shares issued in reinvestment of distributions .....       627,382           14,850,193
Shares redeemed ....................................      (607,049)         (14,673,491)
---------------------------------------------------- -------------   ------------------
Net increase .......................................     1,280,825           30,770,739
---------------------------------------------------- -------------   ------------------
Class C
Shares sold ........................................        52,246            1,267,803
Shares issued in reinvestment of distributions .....         6,090              144,080
Shares redeemed ....................................       (30,930)            (752,996)
---------------------------------------------------- -------------   ------------------
Net increase .......................................        27,406              658,887
---------------------------------------------------- -------------   ------------------
Class Y
Shares sold ........................................     3,532,002           85,760,598
Shares issued in acquisition of FFB Lexicon
 Select Value Fund .................................             0                    0
Shares issued in acquisition of FFB Equity Fund.....             0                    0
Shares issued in reinvestment of distributions .....     2,355,982           55,868,524
Shares redeemed ....................................   (42,798,275)      (1,023,604,357)
---------------------------------------------------- -------------   ------------------
Net increase (decrease) ............................   (36,910,291)        (881,975,235)
---------------------------------------------------- -------------   ------------------
Total net increase (decrease) resulting from
 Fund share transactions ...........................   (35,280,966)   $    (843,233,719)
==================================================== =============   ==================



                                                               Period Ended                       Year Ended
                                                              July 31, 1997*                   December 31, 1996
                                                     --------------------------------- ---------------------------------
                                                          Shares           Amount           Shares           Amount
                                                     --------------- ----------------- --------------- -----------------
Class A
Shares sold ........................................       948,931    $    21,010,689      1,109,850    $    23,895,251
Shares issued in reinvestment of distributions .....       127,041          2,835,467      2,371,895         49,562,452
Shares redeemed ....................................    (1,099,102)       (24,085,514)    (1,836,296)       (39,736,035)
------------------------------------------------------------------   ----------------  -------------   ----------------
Net increase (decrease) ............................       (23,130)          (239,358)     1,645,449         33,721,668
------------------------------------------------------------------   ----------------  -------------   ----------------
Class B
Shares sold ........................................     2,284,482         50,184,755      2,197,426         47,442,303
Shares issued in reinvestment of distributions .....        48,527          1,086,571      1,374,236         28,693,188
Shares redeemed ....................................      (709,716)       (15,577,742)      (873,740)       (18,943,891)
------------------------------------------------------------------   ----------------  -------------   ----------------
Net increase .......................................     1,623,293         35,693,584      2,697,922         57,191,600
------------------------------------------------------------------   ----------------  -------------   ----------------
Class C
Shares sold ........................................        46,777          1,018,408         38,761            832,827
Shares issued in reinvestment of distributions .....           410              9,201         10,328            215,421
Shares redeemed ....................................       (16,263)          (355,395)       (17,818)          (377,207)
------------------------------------------------------------------   ----------------  -------------   ----------------
Net increase .......................................        30,924            672,214         31,271            671,041
------------------------------------------------------------------   ----------------  -------------   ----------------
Class Y
Shares sold ........................................     6,289,283        137,931,136     15,195,754        324,801,783
Shares issued in acquisition of FFB Lexicon
 Select Value Fund .................................             0                  0      4,720,676         95,883,824
Shares issued in acquisition of FFB Equity Fund.....             0                  0        692,924         14,077,973
Shares issued in reinvestment of distributions .....       302,057          6,740,306      5,208,388        108,890,530
Shares redeemed ....................................    (8,383,008)      (184,606,592)   (14,584,293)      (316,060,052)
------------------------------------------------------------------   ----------------  -------------   ----------------
Net increase (decrease) ............................    (1,791,668)       (39,935,150)    11,233,449        227,594,058
------------------------------------------------------------------   ----------------  -------------   ----------------
Total net increase (decrease) resulting from
 Fund share transactions ...........................      (160,581)   $    (3,808,710)    15,608,091    $   319,178,367
==================================================================   ================  =============   ================

* The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
--------------------------------------------------------------------------------
TOTAL RETURN


                                                                         Period Ended                   Period Ended
                                                                       January 31, 1998               July 31, 1997**
                                                                ------------------------------ ------------------------------
                                                                    Shares         Amount          Shares         Amount
                                                                ------------- ---------------- ------------- ----------------
Class A
Shares sold ...................................................     194,610    $    3,930,736      521,092    $    9,464,499
Shares issued in reinvestment of distributions ................     184,042         3,579,097       18,071           331,175
Shares redeemed ...............................................    (185,730)       (3,729,178)    (564,385)      (10,121,645)
--------------------------------------------------------------- -----------   ---------------  -----------   ---------------
Net increase (decrease) .......................................     192,922         3,780,655      (25,222)         (325,971)
--------------------------------------------------------------- -----------   ---------------  -----------   ---------------
Class B
Shares sold ...................................................     744,258        14,989,542    2,651,702        48,001,066
Shares issued in reinvestment of distributions ................     348,362         6,742,859       15,072           275,911
Shares redeemed ...............................................    (688,200)      (13,827,099)    (609,684)      (11,087,288)
--------------------------------------------------------------- -----------   ---------------  -----------   ---------------
Net increase ..................................................     404,420         7,905,302    2,057,090        37,189,689
--------------------------------------------------------------- -----------   ---------------  -----------   ---------------
Class C
Shares sold ...................................................     139,750         2,821,119      350,562         6,315,824
Shares issued in reinvestment of distributions ................      78,104         1,513,361        4,023            73,683
Shares redeemed ...............................................    (161,534)       (3,239,817)    (172,539)       (3,193,608)
--------------------------------------------------------------- -----------   ---------------  -----------   ---------------
Net increase ..................................................      56,320         1,094,663      182,046         3,195,899
--------------------------------------------------------------- -----------   ---------------  -----------   ---------------
Class Y*
Shares sold ...................................................       2,722            55,957        4,486            85,018
Shares issued in reinvestment of distributions ................         188             3,645            0                 0
Shares redeemed ...............................................      (4,905)         (100,628)           0                 0
--------------------------------------------------------------- -----------   ---------------  -----------   ---------------
Net increase (decrease) .......................................      (1,995)          (41,026)       4,486            85,018
--------------------------------------------------------------- -----------   ---------------  -----------   ---------------
Total net increase resulting from Fund share transactions .....     651,667    $   12,739,594    2,218,400    $   40,144,635
=============================================================== ===========   ===============  ===========   ===============



                                                                         Year Ended
                                                                     November 30, 1996
                                                                ----------------------------
                                                                    Shares        Amount
                                                                ------------- --------------
Class A
Shares sold ...................................................     756,854    $ 11,818,891
Shares issued in reinvestment of distributions ................      71,945       1,193,118
Shares redeemed ...............................................    (446,563)     (6,837,747)
---------------------------------------------------------------------------   -------------
Net increase (decrease) .......................................     382,236       6,174,262
---------------------------------------------------------------------------   -------------
Class B
Shares sold ...................................................   1,503,008      23,867,265
Shares issued in reinvestment of distributions ................      57,897         974,432
Shares redeemed ...............................................    (534,970)     (8,156,600)
---------------------------------------------------------------------------   -------------
Net increase ..................................................   1,025,935      16,685,097
---------------------------------------------------------------------------   -------------
Class C
Shares sold ...................................................     398,635       6,185,359
Shares issued in reinvestment of distributions ................      21,672         362,645
Shares redeemed ...............................................    (265,577)     (4,069,150)
---------------------------------------------------------------------------   -------------
Net increase ..................................................     154,730       2,478,854
---------------------------------------------------------------------------   -------------
Class Y*
Shares sold ...................................................           0               0
Shares issued in reinvestment of distributions ................           0               0
Shares redeemed ...............................................           0               0
---------------------------------------------------------------------------   -------------
Net increase (decrease) .......................................           0               0
---------------------------------------------------------------------------   -------------
Total net increase resulting from Fund share transactions .....   1,562,901    $ 25,338,213
===========================================================================   =============

* The Fund share activity for Class Y shares reflects the period from June 10, 1997 (commencement of class operations) through July 31, 1997.
** The Fund changed its fiscal year end from November 30 to July 31, effective
   July 31, 1997.

5. SECURITIES TRANSACTIONS


Cost of purchases and proceeds from sales of investment securities, excluding short-term securities, were as follows for the six months ended January 31, 1998:


                                  Cost of         Proceeds
                                 Purchases       from Sales
                              --------------- ---------------
  Growth and Income .........  $377,943,212    $154,226,976
  Income and Growth .........   570,099,192     598,149,412
  Small Cap .................   125,913,982      10,341,439
  Utility ...................    40,304,301      43,648,403
  Value .....................   458,288,828     507,771,047
  Total Return ..............    46,645,395      41,209,829

6. DISTRIBUTION PLANS


Evergreen Distributor, Inc. (formerly, Evergreen Keystone Distributor, Inc.) ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the fund, are paid by shareholders through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net asset of the class. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of the Class. Distribution Plan expenses are calculated daily and paid monthly.

With respect to Class B and Class C shares of Total Return, the principal underwriter may pay 12b-1 fees greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.

During the six months ended January 31, 1998, amounts paid to EDI and/or its predecessor pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:


                                Class A      Class B      Class C
                              ----------- ------------- -----------
  Growth and Income .........  $249,536    $3,258,800    $149,689
  Income and Growth .........    16,039       241,930       4,951
  Small Cap .................    20,550       185,250      38,757
  Utility ...................   117,429       192,394       1,836
  Value .....................   488,148     1,442,385      14,476
  Total Return ..............    57,922       485,584     106,139

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Total Return's Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EDI and/or its predecessor may continue as compensation for services which had been provided while the Distribution Plan was in effect.

Contingent deferred sales charges paid by redeeming shareholders are paid to EDI or its predecessor.


7. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
TRANSACTIONS

First Union is entitled to an annual fee of .50 of 1% of Utility's and Value's average daily net assets pursuant to each Fund's investment advisory agreement. First Union voluntarily waived $129,071 of its fee for Utility for the six months ended January 31, 1998.

Pursuant to an agreement with Growth and Income's, Income and Growth's and Small Cap's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, Evergreen Asset is entitled to an annual fee based on each Fund's average daily net assets, respectively, in accordance with the following schedule:


  First $750 million .........     1.00%
  Next $250 million ..........     0.90%
  Over $1 billion ............     0.80%

Evergreen Asset has agreed to reimburse Small Cap to the extent that the Fund's operating expenses (including the investment advisory fee and amortization of organizational expenses but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder services fees and extraordinary expenses) exceed 1.50% of its average daily net assets. The Fund did not receive any reimbursements of expenses during the six months ended January 31, 1998. First Union and Evergreen Asset can modify or terminate these voluntary waivers at any time.

Keystone Investment Management Company ("Keystone"), a subsidiary of First Union, is the investment advisor for Total Return. In return for providing investment management and administrative services to Total Return, the Fund pays Keystone a management fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 1.50% of Total Return's gross investment income plus an amount determined by applying percentage rates starting at 0.60% and declining to 0.30% per annum as net assets increase, to the average daily net asset value of the Fund.

Evergreen Investment Services, Inc. ("EIS")(formerly Evergreen Keystone Investment Services, Inc.), a subsidiary of First Union, is the administrator and BISYS Fund Services is sub-administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. As sub-administrator to the Funds, BISYS Fund Services provides the officers of the Funds. The administrator and sub-administrator for each Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisers. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% per annum as net assets increase, to the average daily net asset value of the Fund. For Growth and Income, Income and Growth, Small Cap and Total Return the administration and sub-administration fee is paid by their respective investment advisor and is not a Fund expense. For the six months ended January 31, 1998, the Funds paid the following amounts to EIS for providing administrative services:


  Utility .........  $ 23,131
  Value ...........   290,269

Lieber & Company, an affiliate of First Union, is the investment sub-advisor to Growth and Income, Income and Growth, and Small Cap and also provides brokerage services with respect to substantially all security transactions of each Fund effected on the New York or American Stock Exchanges. For the six months ended January 31, 1998 Growth and Income, Income and Growth, and Small Cap incurred the following brokerage commissions with Lieber & Company:


  Growth and Income ........  $684,931
  Income and Growth ........   859,169
  Small Cap ................   149,060

Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Funds, for its cost of providing investment advisory services.

During the period ended July 31, 1997, Total Return paid or accrued to EIS $20,444 for certain administrative and accounting services.

Evergreen Service Company ("ESC") (formerly, Evergreen Keystone Service Company, Inc.), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.


8. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.


9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of Growth and Income, Income and Growth, Small Cap, Utility and Value may defer any or all compensation related to performance of duties as a Trustee. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees's fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of January 31, 1998, the value of the Trustees deferral account for Growth and Income, Income and Growth, Small Cap, Utility, and Value was $20,218, $82,106, $7,482, $7,317 and $76,069.


10. FINANCING AGREEMENT

On October 31, 1996, a financing agreement among certain of the Evergreen Funds, State Street Bank & Trust ("State Street") and a group of Banks (the "Banks") became effective. Under this agreement, the Banks provided an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly among the Banks. Borrowings under this facility bore interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds. State Street served as agent for the Banks, and as agent was entitled to a fee of $15,000 which was allocated to all of the participating Funds. This agreement was terminated on October 31, 1997.

On October 31, 1997, a temporary financing agreement between the participating Funds and First Union became effective. Under this agreement, First Union provided a fully committed unsecured credit facility in the aggregate amount of $300 million. Borrowings under this facility bore interest at 1.00% per annum above the Federal Funds rate. State Street served as administrative agent under this agreement, but received no compensation for its services. This agreement was terminated on December 22, 1997.

On December 22, 1997, a financing agreement among all of the Evergreen Funds, State Street and a group of Banks (the "Banks") became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility is allocated, under the terms of the financing agreement, among the Banks. The credit facility is to be accessed by the Funds for temporary or emergency purposes only and is subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the committed facility, which will be allocated to all Funds. For its assistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds

During the year ended December 31, 1997, the Funds had no significant borrowings under these agreements.


11. CONCENTRATION OF CREDIT RISK

Utility invests a substantial portion of its assets in issuers in the Utilities industry, therefore, it may be more affected by economic and political developments in that industry than would be a comparable general equity fund.

12. SPECIAL MEETING OF SHAREHOLDERS

On December 15, 1997, a special meeting of shareholders for each of the Funds was held to consider a number of proposals. Presented below are the record date shares outstanding on October 16, 1997 and the number of shares represented at the meeting:


                                                    Growth and     Income and
                                                      Income         Growth
                                                  -------------- --------------
  Record date shares outstanding ................   53,688,243     39,666,808
  Shares represented at meeting .................   34,273,587     23,217,810
  Percentage of record date shares represented at
   meeting ......................................         63.8%          58.5%



                                                      Small                                       Total
                                                       Cap          Utility         Value         Return
                                                  ------------- -------------- -------------- -------------
  Record date shares outstanding ................   6,671,397     11,155,565     71,937,080     8,060,561
  Shares represented at meeting .................   4,599,991      6,202,452     54,195,495     4,852,347
  Percentage of record date shares represented at
   meeting ......................................        69.0%          55.6%          75.3%         60.2%

The votes recorded at the meeting, by proposal, were as follows:



                                Growth and   Income and     Small                                  Total
                                  Income       Growth        Cap        Utility       Value       Return
                               ------------ ------------ ----------- ------------ ------------ ------------
  Proposal 1 - The proposed reorganization of each Fund as a series of the
  Evergreen Equity Trust, a Delaware business trust:
  Shares voted "For" .........  28,053,809   21,115,758   4,511,648    5,784,821   44,971,037   4,451,782
  Shares voted "Against" .....     366,348      714,756      12,464       71,942      227,564     130,833
  Shares voted "Abstain" .....   5,853,430    1,387,296      75,879      345,689    8,996,894     269,732

  Proposal 2 - Reclassification as non-fundamental of the investment objective of those Funds whose investment objective is currently classified as fundamental:
  Shares voted "For" .........  27,723,843   20,446,402   4,491,082    5,674,416   44,811,285   4,412,824
  Shares voted "Against" .....     609,425    1,326,821      25,419      139,868      328,401     163,278
  Shares voted "Abstain" .....   5,940,319    1,444,587      83,490      388,168    9,055,809     276,245

  Proposal 3 - Changes to Fundamental investment restrictions:

  Proposal 3A - To amend the Fundamental restriction concerning diversification of investments:
  Shares voted "For" .........  27,605,634   20,369,017   4,489,474    5,643,704   44,590,692   4,262,996
  Shares voted "Against" .....     689,803    1,192,698      24,072      125,456      518,855     296,410
  Shares voted "Abstain" .....   5,978,150    1,656,095      86,445      433,292    9,085,948     292,941

  Proposal 3B - To amend the Fundamental restriction concerning concentration of a Fund's assets in a particular industry:
  Shares voted "For" .........  27,605,860   20,372,216   4,489,474    5,647,880   44,591,408   4,260,422
  Shares voted "Against" .....     689,577    1,188,618      24,072      121,280      518,139     298,157
  Shares voted "Abstain" .....   5,978,150    1,656,976      86,445      433,292    9,085,948     293,768

  Proposal 3C - To amend the Fundamental restriction concerning the issuance of senior securities:
  Shares voted "For" .........  27,607,656   20,363,374   4,488,153    5,647,880   44,587,631   4,262,049
  Shares voted "Against" .....     687,781    1,197,460      25,393      121,280      521,916     296,530
  Shares voted "Abstain" .....   5,978,150    1,656,976      86,445      433,292    9,085,648     293,768

  Proposal 3D - To amend the Fundamental restriction concerning borrowing:
  Shares voted "For" .........  27,602,832   20,351,437   4,487,976    5,647,040   44,587,510   4,260,303
  Shares voted "Against" .....     692,605    1,209,945      25,570      122,120      522,037     298,276
  Shares voted "Abstain" .....   5,978,150    1,656,428      86,445      433,292    9,085,948     293,768

  Proposal 3E - To amend the Fundamental restriction concerning underwriting:
  Shares voted "For" .........  27,606,758   20,373,398   4,489,469    5,647,880   44,591,408   4,262,169
  Shares voted "Against" .....     688,679    1,187,436      24,077      121,280      518,139     296,410
  Shares voted "Abstain" .....   5,978,150    1,656,976      86,445      433,292    9,085,948     293,768

  Proposal 3F - To amend the Fundamental restriction concerning investments in Real Estate:
  Shares voted "For" .........  27,607,545   20,377,240   4,489,652    5,647,880   44,591,288   4,262,169
  Shares voted "Against" .....     687,892    1,184,198      23,894      121,280      518,259     296,410
  Shares voted "Abstain" .....   5,978,150    1,656,372      86,445      433,292    9,085,948     293,768

  Proposal 3G - To amend the Fundamental restriction concerning commodities:
  Shares voted "For" .........  27,602,604   20,345,170   4,487,976    5,647,040   44,587,510   4,262,049
  Shares voted "Against" .....     692,833    1,216,268       25,70      122,120      522,037     296,530
  Shares voted "Abstain" .....   5,978,150    1,656,372      86,445      433,292    9,085,948     293,768

  Proposal 3H - To amend the Fundamental restriction concerning lending:
  Shares voted "For" .........  27,606,659   20,344,839   4,487,976    5,645,251   44,587,510   4,260,422
  Shares voted "Against" .....     688,778    1,215,995      25,570      121,280      522,037     298,157
  Shares voted "Abstain" .....   5,978,150    1,656,976      86,445      435,921    9,085,948     293,768

                                Growth and   Income and     Small                                 Total
                                  Income       Growth        Cap       Utility       Value       Return
                               ------------ ------------ ----------- ----------- ------------ ------------
  Proposal 3J9 - Reclassification as nonfundamental of current fundamental restriction: Unseasoned Issuers
  Shares voted "For" .........  27,601,588   20,350,054   4,489,174   5,644,357   44,589,647   4,260,158
  Shares voted "Against" .....     694,024    1,210,067      24,195     121,280      519,900     296,302
  Shares voted "Abstain" .....   5,977,975    1,657,689      86,622     436,815    9,085,948     295,887

  Proposal 3J10 - Reclassification as nonfundamental of current fundamental restriction: Control or
  Management
  Shares voted "For" .........  27,600,912   20,334,009   4,489,174   5,642,862   44,587,508   4,260,038
  Shares voted "Against" .....     694,700    1,226,112      24,195     123,668      522,039     296,422
  Shares voted "Abstain" .....   5,977,975    1,657,689      86,622     435,922    9,085,948     295,887

  Proposal 3J11 - Reclassification as nonfundamental of current fundamental restriction: Short Sales
  Shares voted "For" .........  27,603,412   20,347,957           -   5,645,251   44,585,870   4,262,168
  Shares voted "Against" .....     692,200    1,213,265           -     121,280      523,677     294,292
  Shares voted "Abstain" .....   5,977,975    1,656,688           -     435,921    9,085,948     295,887

  Proposal 3J12 - Reclassification as nonfundamental of current fundamental restriction: Margin Purchases
  Shares voted "For" .........  27,600,758   20,349,438           -           -   44,585,747   4,262,168
  Shares voted "Against" .....     694,854    1,211,785           -           -      523,800     294,292
  Shares voted "Abstain" .....   5,977,975    1,656,587           -           -    9,085,948     295,887

  Proposal 3J13 - Reclassification as nonfundamental of current fundamental restriction: Other Investment
  Companies
  Shares voted "For" .........  27,602,247   20,358,374           -           -            -   4,264,557
  Shares voted "Against" .....     694,381    1,206,306           -           -            -     294,291
  Shares voted "Abstain" .....   5,976,959    1,653,130           -           -            -     293,499

  Proposal 3J14 - Reclassification as nonfundamental of current fundamental restriction: Officers' and
  Director's Ownership of Shares
  Shares voted "For" .........  27,602,396   20,350,966           -           -            -   4,264,557
  Shares voted "Against" .....     694,232    1,213,714           -           -            -     294,291
  Shares voted "Abstain" .....   5,976,959    1,653,130           -           -            -     293,499

  Proposal 3J15 - Reclassification as nonfundamental of current fundamental restriction: Warrants
  Shares voted "For" .........  27,602,859   20,351,817           -           -            -           -
  Shares voted "Against" .....     693,769    1,212,863           -           -            -           -
  Shares voted "Abstain" .....   5,976,959    1,653,130           -           -            -           -

  Proposal 3J16 - Reclassification as nonfundamental of current fundamental restriction: Interests in Oil,
  Gas or Other Mineral Explorations or Development Programs
  Shares voted "For" .........  27,602,386   20,358,260           -           -            -           -
  Shares voted "Against" .....     694,050    1,205,368           -           -            -           -
  Shares voted "Abstain" .....   5,977,151    1,654,182           -           -            -           -

  Proposal 3J17 - Reclassification as nonfundamental of current fundamental restriction: Joint Trading
  Shares voted "For" .........  27,604,568   20,350,732           -           -            -           -
  Shares voted "Against" .....     691,868    1,212,639           -           -            -           -
  Shares voted "Abstain" .....   5,977,151    1,654,439           -           -            -           -

  Proposal 3J18 - Reclassification as nonfundamental of current fundamental restriction: Options
  Shares voted "For" .........  27,602,386   20,358,800           -           -            -           -
  Shares voted "Against" .....     694,050    1,203,833           -           -            -           -
  Shares voted "Abstain" .....   5,977,151    1,655,177           -           -            -           -

   66576                                                             540390 RV02
                                                                           3/98

                                                       BULK RATE
                                                      U.S. POSTAGE
                                                          PAID
                                                     CHARLOTTE, NC
                                                     PERMIT NO. 136
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     Evergreen Funds(SM)
         SINCE 1932

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